     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 28, 1997

                                                              File Nos. 33-11051
                                                                    and 811-4951

                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549


                            FORM N-1A


            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

   Pre-Effective Amendment No.
   Post-Effective Amendment No.   19                          [X]

                                       and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

  Amendment No.  21                                           [X]


                          KEYSTONE TAX FREE INCOME FUND
                (Exact name of Registrant as specified in Charter)


              200 Berkeley Street, Boston, Massachusetts 02116-5034
               (Address of Principal Executive Offices) (Zip Code)

               Registrant's Telephone Number, including Area Code:
                                 (617) 210-3200

               Rosemary D. Van Antwerp, Esq., 200 Berkeley Street,
                              Boston, MA 02116-5034
                     (Name and Address of Agent for Service)


It is proposed that this filing will become effective

[X] immediately upon filing pursuant to paragraph (b)
[ ] on (date) pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2)

Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has elected to register an indefinite number of its securities under the Securities Act of 1933. A Rule 24f-2 Notice for Registrant's last fiscal year was filed on January 24, 1997.

                          KEYSTONE TAX FREE INCOME FUND
                                   CONTENTS OF
            POST-EFFECTIVE AMENDMENT NO. 19 to REGISTRATION STATEMENT


         This Post-Effective Amendment No. 19 to Registration Statement
             No. 33-11051/811-4951 consists of the following pages,
                      items of information, and documents.

                                The Facing Sheet

                                The Contents Page

                            The Cross-Reference Sheet

                                     PART A

                                   Prospectus

                                     PART B

                       Statement of Additional Information

                                     PART C

                 PART C - OTHER INFORMATION - ITEM 24(a) and (b)

                                    Exhibits

                              Financial Statements

            PART C - OTHER INFORMATION - ITEMS 25-32-SIGNATURE PAGES

                           Number of Security Holders

                                 Indemnification

              Business and Other Connections of Investment Adviser

                             Principal Underwriter

                        Location of Accounts and Records

                                   Signatures

                     Exhibits (including Powers of Attorney)

                          KEYSTONE TAX FREE INCOME FUND

Cross-Reference Sheet pursuant to Rules 404 and 495 under the Securities Act of 1933.


Items in
Part A of
Form N-1A           Prospectus Caption


    1               Cover Page

    2               Expense Information

    3               Financial Highlights
                    Performance Data

    4               Additional Investment Information
                    Cover Page
                    The Fund
                    Investment Objective and Policies
                    Investment Restrictions
                    Risk Factors

    5               Additional Information
                    Fund Management and Expenses

    5A              Not applicable

    6               Dividends and Taxes
                    The Fund
                    Fund Shares
                    Shareholder Services

    7               Distribution Plans and Agreements
                    How to Buy Shares
                    Pricing Shares
                    Shareholder Services
                    Exhibit A

    8               How to Redeem Shares

    9               Not applicable

                          KEYSTONE TAX FREE INCOME FUND

Cross-Reference Sheet continued.


Items in
Part B of
Form N-1A           Statement of Additional Information Caption


    10              Cover Page

    11              Table of Contents

    12              Not applicable

    13              The Fund
                    Investment Policies
                    Investment Restrictions
                    Appendix


    14              Trustees and Officers

    15              Additional Information

    16              Investment Adviser
                    Principal Underwriter
                    Distribution Plans
                    Service Providers
                    Expenses

    17              Brokerage

    18              The Fund
                    Declaration of Trust

    19              Sales Charges
                    Valuation of Securities
                    Distribution Plans
                    Additional Information

    20              Not Applicable

    21              Principal Underwriter
                    Expenses

    22              Standardized Total Return and Yield Quotations

    23              Financial Statements

                          KEYSTONE TAX FREE INCOME FUND


                                     PART A

                                   PROSPECTUS

KEYSTONE TAX FREE INCOME FUND
PROSPECTUS MARCH 31, 1997

     Keystone Tax Free Income Fund (the "Fund") is a diversified, open-end management investment company, commonly known as a mutual fund.

     The Fund's investment objective is to seek the highest possible current income, exempt from federal income taxes, while preserving capital. The Fund pursues this objective by investing primarily in municipal bonds.

     The Fund offers Class A, B and C shares. Information on share classes and their fee and sales charge structures may be found in the "Expense Information," "Alternative Sales Options," "Contingent Deferred Sales Charge and Waiver of Sales Charges," "Distribution Plans and Agreements" and "Fund
Shares" sections of this prospectus.

     This prospectus concisely states information about the Fund that you should know before investing. Please read it and retain it for future reference.

     Additional information about the Fund is contained in the Fund's statement of additional information dated March 31, 1997, which has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. For a free copy, or for other information about the Fund, write to the address or call the telephone number provided on this page.

TABLE OF CONTENTS                                                         Page
Expense Information                                                          2
Financial Highlights                                                         3
The Fund                                                                     6
Investment Objective and Policies                                            6
Investment Restrictions                                                      7
Risk Factors                                                                 8
Pricing Shares                                                               9
Dividends and Taxes                                                          9
Fund Management and Expenses                                                11
Distribution Plans and Agreements                                           13

How to Buy Shares                                                           17

Alternative Sales Options                                                   17
Contingent Deferred Sales Charge and
  Waiver of Sales Charges                                                   20
How to Redeem Shares                                                        21
Shareholder Services                                                        23
Performance Data                                                            25
Fund Shares                                                                 25
Additional Information                                                      26
Additional Investment Information                                          (i)
Exhibit A                                                                  A-1

     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND SHARES ARE NOT INSURED OR OTHERWISE PROTECTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
AND EXCHANGE COMMISSIONM OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURCY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

KEYSTONE TAX FREE INCOME FUND
200 BERKELEY STREET
BOSTON, MASSACHUSETTS 02116-5034
CALL TOLL FREE 1-800-343-2898

                              EXPENSE INFORMATION
                         KEYSTONE TAX FREE INCOME FUND


     The purpose of this fee table is to assist investors in understanding the costs and expenses that an investor in each class of shares of the Fund will bear directly or indirectly. For more complete descriptions of the various costs and expenses, see the following sections of this prospectus: "Fund Management and Expenses"; "How to Buy Shares"; "Alternative Sales Options"; "Contingent Deferred Sales Charge and Waiver of Sales Charges"; "Distribution Plans and Agreements" and "Shareholder Services."

                                                       CLASS A SHARES          CLASS B SHARES          CLASS C SHARES
                                                          FRONT-END               BACK-END               LEVEL LOAD
                                                         LOAD OPTION           LOAD OPTION(1)             OPTION(2)
                                                         -----------           --------------          --------------
SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge Imposed on Purchases .........        4.75%(3)                 None                     None
  (as a percentage of offering price)

Deferred Sales Charge .............................        0.00%(4)         5.00% in the first year   1.00% in the first
  (as a percentage of the lesser of original                                 declining to 1.00% in     year and 0.00%
  purchase price or redemption proceeds, as                                  the sixth year and        thereafter
  applicable)                                                                0.00% thereafter

ANNUAL FUND OPERATING EXPENSES(5)
  (as a percentage of average net assets)
Management Fees ...................................        0.61%                    0.61%                    0.61%
12b-1 Fees ........................................        0.23%                    1.00%(6)                 1.00%(6)
Other Expenses ....................................        0.29%                    0.29%                    0.29%
                                                           ----                     ----                     ----
Total Fund Operating Expenses .....................        1.13%                    1.90%                    1.90%
                                                           ====                     ====                     ====

EXAMPLES(7)                                                                       1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                                                  ------       -------      -------     --------
You would pay the following expenses on a $1,000 investment, assuming (1) a 5%
  annual return and (2) redemption at the end of each period:

    Class A ..................................................................     $58           $82         $107         $178
    Class B ..................................................................     $69           $90         $123         $192
    Class C ..................................................................     $29           $60         $103         $222

You would pay the following expenses on the same investment, assuming no redemption at the end of each period:

    Class A ..................................................................     $58           $82         $107         $178
    Class B ..................................................................     $19           $60         $103         $192
    Class C ..................................................................     $19           $60         $103         $222

AMOUNTS SHOWN IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

----------
(1)Class B shares purchased after January 1, 1997, convert tax free to Class A shares after seven years. See "Class B Shares" for more information.
(2)Class C shares are available only through broker-dealers who have entered into special distribution agreements with Evergreen Keystone Distributor, Inc., the Fund's principal underwriter.
(3)The sales charge applied to purchases of Class A shares declines as the amount invested increases. See "Class A Shares."
(4)Purchases of Class A shares made after January 1, 1997, in the amount of $1,000,000 or more are not subject to a sales charge at the time of purchase, but may be subject to a contingent deferred sales charge. See the "Class A Shares" and "Contingent Deferred Sales Charge and Waiver of Sales Charges" sections of this prospectus for an explanation of the charge.
(5)Expense ratios shown above are for the Fund's fiscal year ended November 30, 1996. Total Fund Operating Expenses for the fiscal year ended November 30, 1996 include indirectly paid expenses.

(6)Long-term shareholders may pay more than the economic equivalent of the maximum front end sales charges permitted by rules adopted by the National Association of Securities Dealers, Inc. (the "NASD").

(7)The Securities and Exchange Commission requires use of a 5% annual return figure for purposes of this example. Actual return for the Fund may be greater or less than 5%.

                             FINANCIAL HIGHLIGHTS
                        KEYSTONE TAX FREE INCOME FUND
                                CLASS A SHARES
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

    The following table contains important financial information relating to the Fund and has been audited by KPMG Peat Marwick LLP, the Fund's independent auditors. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which also appear, together with the independent auditors' report, in the Fund's Annual Report. The Fund's financial statements, related notes, and independent auditors' report are incorporated by reference into the statement of additional information. Additional information about the Fund's performance is contained in its Annual Report, which will be made available upon request and without charge.

                                                                                                                  FEBRUARY 13, 1987
                                                            YEAR ENDED NOVEMBER 30,                                 (COMMENCEMENT
                           -------------------------------------------------------------------------------------  OF OPERATIONS) TO
                           1996(D)      1995(D)     1994      1993     1992     1991     1990      1989     1988  NOVEMBER 30, 1987
                           -------      -------     ----      ----     ----     ----     ----      ----     ----  -----------------
NET ASSET VALUE
 BEGINNING OF YEAR ......  $10.05       $ 8.93    $10.25    $10.17   $10.13   $ 9.94    $10.24   $ 9.96   $ 9.64      $10.00
                            -----        -----     -----     -----    -----    -----     -----    -----    -----       -----
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income ...    0.51         0.51      0.51      0.57     0.63     0.61      0.59     0.62     0.63        0.33
Net realized and
 unrealized gain
 (loss) on investments
 and futures contracts ..   (0.14)        1.13     (1.28)     0.36     0.30     0.31     (0.06)    0.34     0.37       (0.32)
                            -----        -----     -----     -----    -----    -----     -----    -----    -----       -----
Total from investment
 operations..............    0.37         1.64     (0.77)     0.93     0.93     0.92      0.53     0.96     1.00        0.01
                            -----        -----     -----     -----    -----    -----     -----    -----    -----       -----
LESS DISTRIBUTIONS FROM:
Net investment income....   (0.52)       (0.51)    (0.52)    (0.57)   (0.62)   (0.61)    (0.60)   (0.63)   (0.68)      (0.37)
In excess of net
 investment income ......    0.00*       (0.01)     0.00     (0.04)    0.00     0.00     (0.03)    0.00     0.00        0.00
Net realized gain on
 investments.............    0.00         0.00      0.00     (0.24)   (0.27)   (0.12)    (0.20)   (0.05)    0.00        0.00
Tax basis return of
 capital ................    0.00         0.00     (0.03)     0.00     0.00     0.00      0.00     0.00     0.00        0.00
                            -----        -----     -----     -----    -----    -----     -----    -----    -----       -----
Total distributions......   (0.52)       (0.52)    (0.55)    (0.85)   (0.89)   (0.73)    (0.83)   (0.68)   (0.68)      (0.37)
                            -----        -----     -----     -----    -----    -----     -----    -----    -----       -----
NET ASSET VALUE END OF
 YEAR ...................  $ 9.90       $10.05    $ 8.93    $10.25   $10.17   $10.13    $ 9.94   $10.24   $ 9.96      $ 9.64
                           ======       ======    ======    ======   ======   ======    ======   ======   ======      ======
TOTAL RETURN(a) .........    3.83%       18.71%    (7.81%)    9.37%    9.35%    9.59%     5.55%    9.97%   10.60%       0.17%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses.........    1.13%(b)     1.19%(b)  1.13%     1.21%    1.25%    1.58%     1.66%    1.62%    1.57%       1.00%(c)
  Net investment
   income................    5.21%        5.35%     5.27%     5.40%    6.02%    5.95%     6.03%    6.15%    6.13%       6.85%(c)
Portfolio turnover
   rate .................     128%          30%       98%       47%      32%      37%       42%      49%     109%         67%

NET ASSETS END OF YEAR
 (THOUSANDS) ............  $82,425      $94,183   $95,691  $124,102 $120,660 $133,524  $146,335 $162,013 $179,191     $16,090

----------
  * Reflects distributions in excess of net investment income which were under $0.01 per share.
(a) Excluding applicable sales charges.
(b) The ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratios would have been 1.12% and 1.18% for the years ended November 30, 1996 and 1995, respectively.
(c) Annualized for the period April 14, 1987 (Commencement of Investment Operations) to November 30, 1987.

(d) Calculation based on average shares outstanding.

                             FINANCIAL HIGHLIGHTS
                        KEYSTONE TAX FREE INCOME FUND
                                CLASS B SHARES
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)


     The following table contains important financial information relating to the Fund and has been audited by KPMG Peat Marwick LLP, the Fund's independent auditors. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which also appear, together with the independent auditors' report, in the Fund's Annual Report. The Fund's financial statements, related notes, and independent auditors' report are incorporated by reference into the statement of additional information. Additional information about the Fund's performance is contained in its Annual Report, which will be made available upon request and without charge.

                                                                           FEBRUARY 1, 1993
                                                                           (DATE OF INITIAL
                                           YEAR ENDED NOVEMBER 30,         PUBLIC OFFERING)
                                      ----------------------------------         TO
                                      1996(d)       1995(d)         1994   NOVEMBER 30, 1993
                                      -------       -------         ----   -----------------
NET ASSET VALUE BEGINNING OF YEAR ... $ 9.97         $ 8.88       $10.25         $10.27
                                      ------         ------       ------         ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...... ........   0.44           0.44         0.45           0.37
Net realized and unrealized
 gain (loss) on investments
 and futures contracts ... ..........  (0.16)          1.11        (1.29)          0.30
                                      ------         ------       ------         ------
Total from investment operations ....   0.28           1.55        (0.84)          0.67
                                      ------         ------       ------         ------
LESS DISTRIBUTIONS FROM:
Net investment income ...............  (0.44)         (0.45)       (0.50)         (0.37)
In excess of net investment
 income .............................   0.00*         (0.01)        0.00          (0.08)
Net realized gain on investments ....   0.00           0.00         0.00          (0.24)
Tax basis return of capital..........   0.00           0.00        (0.03)          0.00
                                      ------         ------       ------         ------
Total distributions .................  (0.44)         (0.46)       (0.53)         (0.69)
                                      ------         ------       ------         ------
NET ASSET VALUE END OF YEAR ......... $ 9.81         $ 9.97       $ 8.88         $10.25
                                      ======         ======       ======         ======
TOTAL RETURN(a)......................   2.99%         17.84%       (8.43%)         6.59%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses ....................   1.90%(b)       1.96%(b)     1.88%          1.96%(c)
  Net investment income .............   4.44%          4.59%        4.60%          4.42%(c)
Portfolio turnover rate .............    128%            30%          98%            47%
NET ASSETS END OF YEAR
 (THOUSANDS) ........................$33,063        $33,449      $28,860        $14,091

----------
  * Reflects distributions in excess of net investment income which were under $0.01 per share.
(a) Excluding applicable sales charges.
(b) The ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratios would have been 1.89% and 1.94% for the years ended November 30, 1996 and 1995, respectively.
(c) Annualized.
(d) Calculation based on average shares outstanding.

                             FINANCIAL HIGHLIGHTS
                        KEYSTONE TAX FREE INCOME FUND
                                CLASS C SHARES
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)


     The following table contains important financial information relating to the Fund and has been audited by KPMG Peat Marwick LLP, the Fund's independent auditors. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which also appear, together with the independent auditors' report, in the Fund's Annual Report. The Fund's financial statements, related notes, and independent auditors' report are incorporated by reference into the statement of additional information. Additional information about the Fund's performance is contained in its Annual Report, which will be made available upon request and without charge.

                                                                           FEBRUARY 1, 1993
                                                                           (DATE OF INITIAL
                                           YEAR ENDED NOVEMBER 30,         PUBLIC OFFERING)
                                      ----------------------------------         TO
                                      1996(d)       1995(d)         1994   NOVEMBER 30, 1993
                                      -------       -------         ----   -----------------
NET ASSET VALUE BEGINNING OF YEAR ... $ 9.97         $ 8.88       $10.26         $10.27
                                      ------         ------       ------         ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...............   0.41           0.44         0.43           0.37
Net realized and unrealized
 gain (loss) on investments
 and futures contracts ..............  (0.13)          1.11        (1.27)          0.31
                                      ------         ------       ------         ------
Total from investment operations ....   0.28           1.55        (0.84)          0.68

Net investment income ...............  (0.44)         (0.45)       (0.51)         (0.37)
In excess of net investment
 income .............................   0.00*         (0.01)        0.00          (0.08)
                                      ------         ------       ------         ------
Net realized gain on investments ....   0.00           0.00         0.00          (0.24)
Tax basis return of capital..........   0.00           0.00        (0.03)          0.00
                                      ------         ------       ------         ------
Total distributions .................  (0.44)         (0.46)       (0.54)         (0.69)
                                      ------         ------       ------         ------
NET ASSET VALUE END OF YEAR ......... $ 9.81         $ 9.97       $ 8.88         $10.26
                                      ======         ======       ======         ======
TOTAL RETURN(a)......................   2.99%         17.84%       (8.52%)         6.70%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses ....................   1.90%(b)       1.96%(b)     1.89%          1.94%(c)
  Net investment income .............   4.44%          4.59%        4.52%          4.41%(c)
Portfolio turnover rate .............    128%            30%          98%            47%

NET ASSETS END OF YEAR
 (THOUSANDS) ........................ $13,769        $20,386      $23,230        $27,261

----------
  * Reflects distributions in excess of net investment income which were under $0.01 per share.
(a) Excluding applicable sales charge.
(b) The ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratios would have been 1.89% and 1.94% for the years ended November 30, 1996 and 1995, respectively.
(c) Annualized.

(d) Calculation based on average shares outstanding.

THE FUND
     The Fund is an open-end, diversified management investment company commonly known as a mutual fund. The Fund was formed as a Massachusetts business trust on October 24, 1986. The Fund is one of more than thirty funds advised and managed by Keystone Investment Management Company ("Keystone"), the Fund's investment adviser.

INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE
     The Fund seeks the highest possible current income exempt from federal income taxes, while preserving capital.

     Since the Fund considers preservation of capital as well as the level of tax exempt income as its primary objective, the Fund may realize less income than a fund willing to expose shareholders' capital to greater risk.


     The investment objective of the Fund and the requirement that the Fund invest, under ordinary circumstances, at least 80% of its assets in federally tax-exempt obligations are fundamental and neither may be changed without the vote of a majority of the Fund's outstanding shares as defined in the Investment Company Act of 1940, as amended ("1940 Act"), which means the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares (a "1940 Act Majority").


     Any investment involves risk, and there is no assurance that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENTS

     Under ordinary circumstances, the Fund invests substantially all and at least 80% of its assets in federally tax-exempt obligations, including municipal bonds and notes and tax-exempt commercial paper obligations, that are obligations issued by or on behalf of states, territories and possessions of the United States ("U.S."), the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest from which is, in the opinion of counsel to the issuers of such bonds, exempt from federal income taxes. Thus it is possible that up to 20% of the Fund's assets could be invested in securiteis subject to the alternative minimum tax and/or in taxable obligations.

     Municipal bonds include debt obligations issued by or on behalf of a political subdivision of the U.S. or any agency or instrumentality thereof to obtain funds for various public purposes. In addition, municipal bonds include certain types of industrial development bonds that have been or may be issued by or on behalf of public authorities to finance privately operated facilities. General obligation bonds involve the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues. Their payment may be dependent upon an appropriation by the issuer's legislative body and may be subject to quantitative limitations on the issuer's taxing power. Limited obligation or revenue bonds are payable only from the revenues of a particular facility or class of facilities or, in some cases, from the proceeds of a specific revenue source, such as the user of the facility.


     The Fund invests in municipal bonds only if, at the date of investment, they are rated within the four highest grades by Standard & Poor's Corporation ("S&P") (AAA, AA, A and BBB), Moody's Investors Service ("Moody's") (Aaa, Aa, A and BAA) or Fitch Investor Services, Inc. -- Municipal Division ("Fitch") (AAA, AA, A and BBB) or, if not rated or rated under a different system, are of comparable quality to obligations so rated as determined by Keystone. Securities that are in the lowest investment grade (BBB or BAA) may have speculative characteristics.


     While the Fund may invest in securities of any maturity, it is currently expected that the Fund will not invest in securities with maturities of more than 30 years or less than 5 years (other than certain money market securities).


OTHER ELIGIBLE SECURITIES

    The Fund may invest up to 20% of its assets under ordinary circumstances and up to 100% of its assets for temporary defensive purposes in the following types of instruments, which may not be federally tax-exempt: (1) commercial paper, including master demand notes, that at the date of investment is rated A-1, the highest grade given by S&P, PRIME-1, the highest grade given by Moody's or, if not rated by such services, is issued by a company that at the date of investment has an outstanding issue rated A or better by S&P or Moody's; (2) obligations, including certificates of deposit and bankers' acceptances, of banks or savings and loan associations having at least $1 billion in assets that are members of the Federal Deposit Insurance Corporation, including U.S. branches of foreign banks and foreign branches of U.S. banks; (3) corporate obligations (maturing in 13 months or less) that at the date of investment are rated A or better by S&P or Moody's; (4) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; and (5) qualified "private activity" industrial development bonds, the income from which, while exempt from federal income tax under Section 103 of the Internal Revenue Code of 1986, as amended (the "Code"), is includable in the calculation of the federal alternative minimum tax. It should be noted that "other eligible investments" may not be federally tax-exempt. When the Fund is investing for temporary defensive purposes, it is not pursuing its investment objective.


     The Fund may enter into repurchase and reverse repurchase agreements, purchase and sell securities and currencies on a when issued and delayed delivery basis, write covered call and put options and purchase call and put options, including purchasing call or put options to close out existing positions, and may employ new investment techniques with respect to such options. The Fund may also engage in currency and other financial futures contracts and related options transactions for hedging purposes and not for speculation and may employ new investment techniques with respect to such futures contracts and related options. In addition, the Fund may invest in municipal obligations denominated in foreign currencies that are exempt from federal income tax and may use subsequently developed investment techniques that are related to any of its investment policies.

     In addition to the options and futures contracts mentioned above, only if it is consistent with its investment objective, the Fund may also invest in certain other types of "derivative instruments," including structured securities.


     For further information about the types of investments and investment techniques available to the Fund, including the associated risks, see the "Risk Factors" and "Additional Investment Information" sections of this prospectus and the statement of additional information.

INVESTMENT RESTRICTIONS
     The Fund has adopted the fundamental restrictions summarized below, which may not be changed without the vote of a 1940 Act Majority of the Fund's outstanding shares. These restrictions and certain other fundamental and nonfundamental restrictions are contained in the statement of additional information. Unless otherwise stated, all references to the Fund's assets are in terms of current market value.


     Generally, the Fund may not do the following:


         (1) purchase any security (other than U.S. government securities) of any issuer if, as a result, more than 5% of its total assets would be invested in securities of the issuer, except that up to 25% of its total assets may be invested without regard to this limit;


         (2) borrow money or enter into reverse repurchase agreements, except that the Fund may enter into reverse repurchase agreements or borrow money from banks for temporary or emergency purposes in aggregate amounts up to one-third of the value of the Fund's net assets; provided that while borrowings from banks (not including reverse repurchase agreements) exceed 5% of the Fund's net assets, any such borrowings will be repaid before additional investments are made;


         (3) purchase any security (other than U.S. government securities) of any issuer if as a result more than 25% of its total assets would be invested in a single industry, including industrial development bonds from the same facility or similar types of facilities; governmental issuers of municipal bonds are not regarded as members of an industry, and the Fund may invest more than 25% of its assets in industrial development bonds; and

         (4) invest more than 10% of its assets in securities with legal or contractual restrictions on resale or in securities for which market quotations are not readily available, or in repurchase agreements maturing in more than seven days.

     The Fund intends to follow policies of the Securities and Exchange Commission as they are adopted from time to time with respect to illiquid securities, including, at this time, (1) treating as illiquid, securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued such securities on its books, and (2) limiting its holdings of such securities to 15% of net assets.

RISK FACTORS

GENERAL
     Like any investment, your investment in the Fund involves an element of risk. Before you buy shares of the Fund, you should carefully evaluate your ability to assume the risks your investment in the Fund poses.

     Certain risks related to the Fund are discussed below. In addition to the risks discussed in this section, specific risks attendant to individual securities or investment practices are discussed in "Additional Investment Information" and the statement of additional information

FUND RISKS
     Investing in the Fund involves the risk common to investing in any security, that is that the value of the securities held by the Fund will fluctuate in response to changes in economic conditions or public expectations about those securities. For example, the market value of fixed income securities in which the Fund may invest will tend to vary inversely with changes in prevailing interest rates, decreasing when interest rates rise and increasing when interest rates fall. In addition, the net asset value of the Fund's shares will change according to the market's perception of the underlying portfolio securities of the Fund.

     By itself, the Fund does not constitute a balanced investment program. The Fund is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal or marketability. Shares of the Fund would not be suitable for tax-exempt institutions and may not be suitable for certain retirement plans that are unable to benefit from the Fund's federally tax-exempt dividends. In addition, the Fund may not be an appropriate investment for entities that are "substantial users" of facilities financed by industrial development bonds or related persons thereof.

     Should the Fund need to raise cash to meet a large number of redemptions, it might have to sell portfolio securities at a time when it would be disadvantageous to do so.

MUNICIPAL OBLIGATIONS
     The Fund's ability to achieve its objective depends partially on the prompt payment by issuers of the interest on and principal of the municipal bonds held by the Fund. A moratorium, default or other nonpayment of interest or principal when due on any municipal bond, in addition to affecting the market value and liquidity of that particular security, could affect the market value and liquidity of other municipal bonds held by the Fund. In addition, the market for municipal obligations is often thin and can be temporarily affected by large purchases and sales, including those by the Fund.

     From time to time, proposals have been introduced before the U.S. Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations, and similar proposals may well be introduced in the future. If such a proposal were enacted, the availability of municipal obligations for investment by the Fund and the value of the Fund's portfolio could be materially affected. In such an event, the Fund would reevaluate its investment objective and policies and consider changes in the structure of the Fund or dissolution.

PRICING SHARES
     The Fund computes its net asset value as of the close of trading (currently 4:00 p.m. eastern time) on each day that the New York Stock Exchange (the "Exchange") is open. However, the Fund does not compute its net asset value on days when changes in the value of the Fund's portfolio securities do not affect the current net asset value of its shares. The Exchange currently is closed on weekends, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of the Fund is arrived at by determining the value of the Fund's assets, subtracting its liabilities, and dividing the result by the number of its shares outstanding.

     Current values for the Fund's portfolio securities are determined as follows:

     (1) municipal obligations are valued on the basis of valuations provided by a pricing service, approved by the Fund's Board of Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value.


     (2) short-term investments maturing in sixty days or less when purchased are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market.


     (3) short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value.

     (4) short-term investments maturing in more than sixty days when purchased that are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market.

     (5) All other investments are valued at market value or, where market quotations are not readily available, at fair value as determined in good faith according to procedures established by the Board of Trustees.

DIVIDENDS AND TAXES
     The Fund has qualified and intends to continue to qualify as a regulated investment company (a "RIC") under the Code. The Fund qualifies if, among other things, it distributes to its shareholders at least 90% of its net investment income for its fiscal year. The Fund also intends to make timely distributions, if necessary, sufficient in amount to avoid the nondeductible 4% excise tax imposed on a RIC when it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income for such calendar year and 98% of its net capital gains for the one-year period ending on October 31 of such calendar year.

     If the Fund qualifies as a RIC and if it distributes substantially all of its net investment income and net capital gains, if any, to shareholders, it will be relieved of any federal income tax liability.

     Any taxable distribution declared in October, November or December to shareholders of record in such a month and paid by the following January 31 will be includable in the taxable income of the shareholder as if paid on December 31 of the year in which the dividend was declared.

     The Fund will make distributions from net investment income monthly and net realized long-term capital gains, if any, at least annually. Shareholders receive Fund distributions in the form of additional shares of that class of shares upon which the dividend or distribution is based, or, at the shareholder's option, in cash. Fund distributions in the form of additional shares are made at net asset value without the imposition of a sales charge. There is a possibility that shareholders may lose the tax-exempt status on accrued income on municipal bonds if shares of the Fund are redeemed before a dividend has been declared.

     Because Class A shares bear most of the costs of distribution of such shares through payment of a front-end sales charge, while Class B and Class C shares bear such expenses through a higher annual distribution fee, expenses attributable to Class B and Class C shares will generally be higher than those of Class A shares, and income distributions paid by the Fund with respect to Class A shares will generally be greater than those paid with respect to Class B and Class C shares.

     The Fund expects that substantially all of its dividends will be "exempt interest dividends," which should be treated as excludable from federal gross income. In order to pay exempt interest dividends, at least 50% of the value of the Fund's assets must consist of federally tax-exempt obligations at the close of each quarter. An exempt interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund with respect to its net federally excludable municipal obligation interest and designated as an exempt interest dividend in a written notice mailed to each shareholder not later than 60 days after the close of its taxable year. The percentage of the total dividends paid by the Fund with respect to any taxable year that qualifies as exempt interest dividends will be the same for all shareholders receiving dividends with respect to such year. If a shareholder receives an exempt interest dividend with respect to any share and such share is held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the exempt interest dividend amount.

     Under particularly unusual circumstances, such as when the Fund is in a prolonged defensive investment position, it is possible that no portion of the Fund's distributions of income to its shareholders for a fiscal year would be exempt from federal income tax; however, the Fund does not presently anticipate that such unusual circumstances will occur.

     Any shareholder of the Fund who may be a "substantial user" of a facility financed with an issue of tax-exempt obligations or a "related person" to such a user should consult his tax adviser concerning his qualification to receive exempt interest dividends should the Fund hold obligations financing such facility.

     Under regulations to be promulgated and to the extent attributable to interest paid on certain "private activity" bonds, the Fund's exempt interest dividends while otherwise tax exempt, will be treated as a tax preference item for alternative minimum tax purposes. Corporate shareholders should also be aware that the receipt of exempt interest dividends could subject them to alternative minimum tax under the provisions of Section 56(g) of the Code (relating to "adjusted current earnings").

     Since none of the Fund's income will consist of corporate dividends, no distributions will qualify for the 70% corporate dividends received deduction.

     The Fund intends to distribute its net capital gains as capital gain dividends. Shareholders should treat such dividends as long-term capital gains. Such distributions will be designated as such by a written notice mailed to each shareholder no later than 60 days after the close of the Fund's taxable year. If a shareholder receives a capital gain dividend and holds his shares for six months or less, then any allowable loss on disposition of such shares will be treated as a long-term capital loss to the extent of such capital gain dividend.

     Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent of the portion of the interest expense relating to exempt interest dividends. That portion is determined by multiplying the total amount of interest paid or accrued on the indebtedness by a fraction, the numerator of which is the exempt interest dividends received by a shareholder in his taxable year and the denominator of which is the sum of the exempt interest dividends and the taxable distributions out of the Fund's investment income and long-term capital gains received by the shareholder.

     The Fund may acquire an option to "put" specified securities to municipal bond dealers or issuers from whom the securities are purchased. It is expected that the Fund will be treated for federal income tax purposes as the owner of the municipal bonds acquired subject to the put. The interest on the municipal bonds will be tax exempt to the Fund, and the purchase prices must be allocated between such securities and the put based upon their respective fair market values. The IRS has not issued a published ruling on this matter and could reach a different conclusion.

     Some or all of the Fund's exempt interest dividends may be subject to state income taxes. The Fund will report to shareholders on a state by state basis the sources of its exempt interest dividends.

  The foregoing is only a summary of some of the important tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the federal income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund are urged to consult their tax advisers with specific reference to their own tax situation.

FUND MANAGEMENT AND EXPENSES
BOARD OF TRUSTEES

     Under Massachusetts law, the Fund's Board of Trustees has absolute and exclusive control over the management and disposition of all assets of the Fund. Subject to the authority of the Board of Trustees, Keystone provides investment advice, management and administrative services to the Fund.


INVESTMENT ADVISER
     Keystone has provided investment advisory and management services to investment companies and private accounts since 1932. Keystone is a wholly-owned subsidiary of First Union Keystone, Inc. ("First Union Keystone"). First Union Keystone provides accounting, bookkeeping, legal, personnel and general corporate services to Keystone, its affiliates and the Keystone Families of Funds. Both Keystone and First Union Keystone are located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

     On December 11, 1996, First Union Keystone succeeded to the business of a corporation under different ownership. First Union Keystone is a wholly-owned subsidiary of First Union National Bank of North Carolina ("FUNB"). FUNB is a subsidiary of First Union Corporation ("First Union"), the sixth largest bank holding company in the U.S. based on total assets as of December 31, 1996.

     First Union is headquartered in Charlotte, North Carolina, and had $140 billion in consolidated assets as of December 31, 1996. First Union and its subsidiaries provide a broad range of financial services to individuals and businesses throughout the U.S. The Capital Management Group of FUNB and Evergreen Asset Management Corp., wholly-owned subsidiaries of FUNB, manage or otherwise oversee the investment of over $60 billion in assets as of December 31, 1996 belonging to a wide range of clients, including the Evergreen Family of Funds.


     Pursuant to its Investment Advisory and Management Agreement with the Fund (the "Advisory Agreement"), Keystone manages the investment and reinvestment of the Fund's assets, supervises the operation of the Fund and provides all necessary office space, facilities and equipment.

     The Fund pays Keystone a fee for its services at the annual rate set forth below:

                                                           Aggregate Net Asset
Management                                                 Value of the Shares
Fee                                                                of the Fund
                                    Income
------------------------------------------------------------------------------

                                   2.0% of
                              gross dividend and
                             interest income plus

0.50% of the first                                          $100,000,000, plus
0.45% of the next                                           $100,000,000, plus
0.40% of the next                                           $100,000,000, plus
0.35% of the next                                           $100,000,000, plus
0.30% of the next                                           $100,000,000, plus
0.25% of amounts over                                       $500,000,000.


Keystone's fee is computed as of the close of business each business day and payable monthly.

     The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only so long as such continuance is specifically approved at least annually by the Fund's Board of Trustees or by vote of shareholders of the Fund. In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Fund's Independent Trustees (Trustees who are not "interested persons" of the Fund, as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Fund or Keystone or may be terminated by a vote of shareholders of the Fund. The Advisory Agreement will terminate automatically upon its "assignment" as defined in the 1940 Act.

PRINCIPAL UNDERWRITER
     Evergreen Keystone Distributor, Inc. (formerly Evergreen Funds Distributor, Inc.) ("EKD"), a subsidiary of The BISYS Group, Inc. ("BISYS") which is not affiliated with First Union, is now the Fund's principal underwriter (the "Principal Underwriter"). EKD replaced Evergreen Keystone Investment Services, Inc. (formerly Keystone Investment Distributors Company) ("EKIS") as the Fund's principal underwriter. EKIS may no longer act as principal underwriter of the Fund due to regulatory restrictions imposed by the Glass-Steagall Act upon national banks such as FUNB and their affiliates, that prohibit such entities from acting as the underwriters or distributors of mutual fund shares. While EKIS may no longer act as principal underwriter of the Fund as discussed above, EKIS may continue to receive compensation from the Fund or the Principal Underwriter in respect of underwriting and distribution services performed prior to the termination of EKIS as principal underwriter. In addition, EKIS may also be compensated by the Principal Underwriter for the provision of certain marketing support services to the Principal Underwriter at an annual rate of up to 0.75% of the average daily net assets of the Fund, subject to certain restrictions. EKD is located at 125 West 55th Street, New York, New York 10019.

SUB-ADMINISTRATOR
    BISYS or an affiliate provides officers and certain administrative services to the Fund pursuant to a sub-administrator agreement. For its services under that agreement, BISYS receives a fee from Keystone at the maximum annual rate of
 .01% of the average daily net assets of the Fund. BISYS is located at 3435 Stelzer Road, Columbus, Ohio 43219.

PORTFOLIO MANAGER
     Daniel A. Rabasco, a Keystone Vice President and Portfolio Manager, has been responsible for the day-to-day management of the Fund since January, 1996. Mr. Rabasco joined Keystone as an Analyst in 1990, and has more than 10 years investment experience.

FUND EXPENSES
     The Fund pays all of its expenses. In addition to the investment advisory and distribution plan fees discussed in this prospectus, the principal expenses that the Fund is expected to pay include, but are not limited to, fees and expenses of its Independent Trustees; transfer, dividend disbursing, and shareholder servicing agent expenses; custodian expenses; fees of its independent auditors; fees of legal counsel to the Fund and its Independent Trustees; fees payable to government agencies, including registration and qualification fees attributable to the Fund and its shares under federal and state securities laws; and certain extraordinary expenses. In addition, each class will pay all of the expenses attributable to it. Such expenses are currently limited to Distribution Plan expenses. The Fund also pays its brokerage commissions, interest charges, and taxes.

     For the fiscal year ended November 30, 1996, the Fund paid or accrued to Keystone Management, Inc., the Fund's former investment manager, investment management and advisory services fees of $844,486 (0.61% of the Fund's average daily net asset value on an annualized basis). Of such amount, $717,813 was paid to Keystone for its services to the Fund.

     For the fiscal year ended November 30, 1996, the Fund paid or accrued $186,105 to Evergreen Keystone Service Company (formerly Keystone Investor Resource Center, Inc.) ("EKSC") for services rendered as the Fund's transfer agent and dividend disbursing agent, and $21,926 to Keystone for certain accounting services. EKSC, located at 200 Berkeley Street, Boston, Massachusetts 02116-5034, is a wholly-owned subsidiary of Keystone.

     For the fiscal year ended November 30, 1996, including indirectly paid expenses, the Fund's Class A, Class B and Class C shares paid 1.13%, 1.90% and 1.90%, respectively, of average net assets in expenses.

SECURITIES TRANSACTIONS
     Under policies established by the Board of Trustees, Keystone selects broker-dealers to execute transactions subject to the receipt of best execution. When selecting broker-dealers to execute portfolio transactions for the Fund, Keystone may consider the number of shares of the Fund sold by the broker-dealer. In addition, broker-dealers executing portfolio transactions may, from time to time, be affiliated with the Fund, Keystone, the Principal Underwriter or their affiliates.


     The Fund may pay higher commissions to broker-dealers that provide research services. Keystone may use these services in advising the Fund as well as in advising its other clients.


PORTFOLIO TURNOVER
     The Fund's portfolio turnover rates for the fiscal years ended November 30, 1996 and 1995 were 128% and 30%, respectively. High portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs, which would be borne directly by the Fund, as well as additional gains and/or losses to shareholders. For further information on the tax consequences of such realized gains and/or losses, see the "Dividends and Taxes" section of this prospectus. For additional information about brokerage and distributions, see the statement of additional information.


CODE OF ETHICS
     The Fund has adopted a Code of Ethics incorporating policies on personal securities trading as recommended by the Investment Company Institute.

DISTRIBUTION PLANS AND AGREEMENTS

CLASS A DISTRIBUTION PLAN
     The Fund has adopted a Distribution Plan with respect to its Class A shares (the "Class A Distribution Plan") that provides for expenditures by the Fund currently limited to 0.25% annually of the average daily net asset value of Class A shares, in connection with the distribution of Class A shares. Payments under the Class A Distribution Plan are currently made to the Principal Underwriter (which may reallow all or part to others, such as broker-dealers), as service fees at an annual rate of up to 0.25% of the average daily net asset value of Class A shares maintained by the recipient and outstanding on the books of the Fund for specified periods.


CLASS B DISTRIBUTION PLANS
     The Fund has adopted Distribution Plans with respect to its Class B shares (the "Class B Distribution Plans") that provide for expenditures by the Fund at an annual rate of up to 1.00% of the average daily net asset value of Class B shares to pay expenses of the distribution of Class B shares. Payments under the Class B Distribution Plans are currently made to the Principal Underwriter (which may reallow all or part to others, such as broker-dealers) and to EKIS, the predecessor to the Principal Underwriter, (1) as commissions for Class B shares sold, (2) as shareholder service fees and (3) as interest. Amounts paid or accrued to the Principal Underwriter or EKIS in the aggregate may not exceed the annual limitation referred to above.


     The Principal Underwriter generally reallows to broker-dealers or others a commission equal to 4.00% of the price paid for each Class B share sold. The broker-dealer or other party will also receive service fees at an annual rate of 0.25% of the value of Class B shares maintained by the recipient and outstanding on the books of the Fund for specified periods. See "Distribution Plans Generally" below.


CLASS C DISTRIBUTION PLAN
     The Fund has adopted a Distribution Plan with respect to Class C shares (the "Class C Distribution Plan") that provides for expenditures by the Fund at an annual rate of up to 1.00% of the average daily net asset value of Class C shares to pay expenses of the distribution of Class C shares. Payments under the Class C Distribution Plan are currently made to the Principal Underwriter (which may reallow all or part to others, such as broker-dealers) and to EKIS, the predecessor to the Principal Underwriter, (1) as commissions for Class C shares sold, (2) as shareholder service fees, and (3) as interest. Amounts paid or accrued to the Principal Underwriter or EKIS in the aggregate may not exceed the annual limitation referred to above.


     The Principal Underwriter generally reallows to broker-dealers or others a commission in the amount of 0.75% of the price paid for each Class C share sold, plus the first year's service fee in advance in the amount of 0.25% of the price paid for each Class C share sold, and, beginning approximately fifteen months after purchase, a commission at an annual rate of 0.75% (subject to NASD rules -- see "Distribution Plans Generally") plus service fees which are paid at the annual rate of 0.25%, respectively, of the value of Class C shares maintained by the recipient and outstanding on the books of the Fund for specified periods. See "Distribution Plans Generally" below.

DISTRIBUTION PLANS GENERALLY
     As discussed above, the Fund bears some of the costs of selling its shares under Distribution Plans adopted with respect to its Class A, Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act.

     The NASD limits the amount that the Fund may pay annually in distribution costs for the sale of its shares and shareholder service fees. The NASD limits annual expenditures to 1% of the aggregate average daily net asset value of its shares, of which 0.75% may be used to pay distribution costs and 0.25% may be used to pay shareholder service fees. The NASD also limits the aggregate amount that the Fund may pay for such distribution costs to 6.25% of gross share sales since the inception of the 12b-1 Distribution Plan, plus interest at the prime rate plus 1% on such amounts (less any contingent deferred sales charges ("CDSCs") paid by shareholders to the Principal Underwriter) remaining unpaid from time to time.

     In connection with financing its distribution costs, including commission advances to broker-dealers and others, EKIS, the predecessor to the Principal Underwriter, sold to a financial institution substantially all of its 12b-1 fee collection rights and CDSC collection rights in respect of Class B shares sold during the period beginning approximately June 1, 1995 through November 30, 1996. The Fund has agreed not to reduce the rate of payment of 12b-1 fees in respect of such Class B shares, unless it terminates such shares' Distribution Plan completely. If it terminates such Distribution Plan, the Fund may be subject to adverse distribution consequences.

     The financing of payments made by the Principal Underwriter to compensate broker-dealers or other persons for distributing shares of the Fund will be provided by FUNB or its affiliates.

     Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class. If a Distribution Plan is terminated, the Principal Underwriter and EKIS will ask the Independent Trustees to take whatever action they deem appropriate under the circumstances with respect to payment of Advances (as defined below).


     Unpaid distribution costs at November 30, 1996 were: $1,980,732 for Class B shares purchased prior to June 1, 1995 (7.46% of net class assets for such Class B shares); $371,085 for Class B shares purchased on or after June 1, 1995 5.71% of net class assets for such Class B shares); and $2,292,841 for Class C shares (16.65% of net class assets).


     Broker-dealers or others may receive different levels of compensation depending on which class of shares they sell. Payments pursuant to a Distribution Plan are included in the operating expenses of the class.


DISTRIBUTION AGREEMENTS
     The Fund has entered into principal underwriting agreements with the Principal Underwriter (each a "Distribution Agreement") with respect to each class. Pursuant to its Distribution Agreements, the Fund will compensate the Principal Underwriter for its services as distributor at an annual rate that may not exceed 0.25 of 1% of the Fund's average daily net assets attributable to Class A shares, 0.75 of 1% of the Fund's average daily net assets attributable to the Class B shares, subject to certain restrictions, and 0.75 of 1% of the Fund's average daily net assets attributable to the Class C shares.

     The Fund may also make payments under its Distribution Plans, in amounts of up to 0.25 of 1% of its average daily net assets on an annual basis, attributable to Class A, B and C shares, respectively, to compensate organizations, which may include, among others, the Principal Underwriter and Keystone or their respective affiliates, for services rendered to shareholders and/or the maintenance of shareholder accounts.

     The Fund may not pay any distribution or servicing fees during any fiscal period in excess of NASD limits. Since the Principal Underwriter's compensation under the Distribution Agreements is not directly tied to the expenses incurred by the Principal Underwriter, the amount of compensation received by it under the Distribution Agreements during any year may, subject to certain conditions, be more than its actual expenses and may result in a profit to the Principal Underwriter. Distribution expenses incurred by the Principal Underwriter in one fiscal year that exceed the level of compensation paid to the Principal Underwriter for that year may be paid from distribution fees received from the Fund in subsequent fiscal years.


     The Principal Underwriter intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with the Class B Distribution Plans that exceed current annual payments permitted to be received by the Principal Underwriter from the Fund ("Advances"). The Principal Underwriter intends to seek full reimbursement for such Advances from the Fund (together with annual interest thereon at the prime rate plus 1%) at such time in the future as, and to the extent that, payment thereof by the Fund would be within the permitted limits. If the Fund's Independent Trustees authorize such payments, the effect would be to extend the period of time during which the Fund incurs the maximum amount of costs allowed by a Distribution Plan.


     In states where the Principal Underwriter is not registered as a broker-dealer, shares of the Fund will only be sold through other broker-dealers or other financial institutions that are so registered.


ARRANGEMENTS WITH BROKER-DEALERS AND OTHERS
     The Principal Underwriter may, from time to time, provide promotional incentives, including reallowance of up to the entire sales charge, to certain broker-dealers whose representatives have sold or are expected to sell significant amounts of Fund shares. In addition, broker-dealers may, from time to time, receive additional cash payments. The Principal Underwriter may also provide written information to those broker-dealers with whom it has dealer agreements that relates to sales incentive campaigns conducted by such broker-dealers for their representatives as well as financial assistance in connection with pre-approved seminars, conferences and advertising. No such programs or additional compensation will be offered to the extent they are prohibited by the laws of any state or any self-regulatory agency such as the NASD. Broker-dealers to whom substantially the entire sales charge on Class A shares is reallowed may be deemed to be underwriters as that term is defined under the 1933 Act.

     The Principal Underwriter may, at its own expense, pay concessions in addition to those described above to broker-dealers including, from time to time, to First Union Brokerage Services, Inc., an affiliate of Keystone, that satisfy certain criteria established from time to time by the Principal Underwriter. These conditions relate to increasing sales of shares of the Keystone funds over specified periods and certain other factors. Such payments may, depending on the broker-dealer's satisfaction of the required conditions, be periodic and may be up to 1.00% of the value of shares sold by such broker-dealer.

     The Principal Underwriter may also pay a transaction fee (up to the level of payments allowed to broker-dealers for the sale of shares, as described above) to banks and other financial services firms that facilitate transactions in shares of the Fund for their clients.

     State securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as broker-dealers pursuant to state laws.

EFFECTS OF BANKING LAWS
     The Glass-Steagall Act currently limits the ability of depository institutions (such as a commercial bank or a savings and loan association) to become an underwriter or distributor of securities. In the event the Glass-Steagall Act is deemed to prohibit depository institutions from accepting payments under the arrangement described above, or should Congress relax current restrictions on depository institutions, the Board of Trustees will consider what action, if any, is appropriate.

     The Glass-Steagall Act and other banking laws and regulations also presently prohibit member banks of the Federal Reserve System ("Member Banks") or their non-bank affiliates from sponsoring, organizing, controlling, or distributing the shares of registered open-end investment companies such as the Fund. Such laws and regulations also prohibit banks from issuing, underwriting or distributing securities in general. However, under the Glass-Steagall Act and such other laws and regulations, a Member Bank or an affiliate thereof may act as investment adviser transfer agent or custodian to a registered open-end investment company and may also act as agent in connection with the purchase of shares of such an investment company upon the order of its customer. Keystone and its affiliates, since they are direct or indirect subsidiaries of FUNB, are subject to and in compliance with the aforementioned laws and regulations.


     Changes to applicable laws and regulations or future judicial or administrative decisions could prevent Keystone or its affiliates from performing the services required under the investment advisory contract or from acting as agent in connection with the purchase of shares of a fund by its customers. In such event, it is expected that the Trustees would identify, and call upon each Fund's shareholders to approve, a new investment adviser. If this were to occur, it is not anticipated that the shareholders of any Fund would suffer any adverse financial consequences.

HOW TO BUY SHARES
     You may purchase shares of the Fund from any broker-dealer that has a selling agreement with the Principal Underwriter. In addition, you may purchase shares of the Fund by mailing to the Fund, c/o Evergreen Keystone Service Company, P.O. Box 2121, Boston, Massachusetts 02106-2121, a completed account application and a check payable to the Fund. You may also telephone 1-800-343-2898 to obtain the number of an account to which you can wire or electronically transfer funds and then send in a completed account application. Subsequent investments in any amount may be made by check, by wiring Federal funds, by direct deposit or by electronic funds transfer ("EFT").


     Orders for the purchase of shares of the Fund will be confirmed at the public offering price, which is equal to the net asset value per share next determined after receipt of the order in proper form by the Principal Underwriter (generally as of the close of the Exchange on that day) plus, in the case of Class A shares, the applicable sales charge. Orders received by broker-dealers or other firms prior to the close of the Exchange and received by the Principal Underwriter prior to the close of its business day will be confirmed at the offering price effective as of the close of the Exchange on that day. Broker-dealers and other financial services firms are obligated to transmit orders promptly.

     Orders for shares received other than as stated above will receive the public offering price, which is equal to the net asset value per share next determined (generally, the next business day's offering price) plus, in the case of Class A shares, the applicable sales charge.

     The Fund reserves the right to determine the net asset value more frequently than once a day if deemed desirable.

     The initial purchase must be at least $1,000. There is no minimum amount for subsequent purchases.

     The Fund reserves the right to withdraw all or any part of the offering made by this prospectus, including the right to suspend sales, and to reject purchase orders.

     Shareholder inquiries should be directed to EKSC by calling toll free 1-800- 343-2898 or writing to EKSC or to the firm from which you received this prospectus.

ALTERNATIVE SALES OPTIONS
     This prospectus provides information regarding the Class A, B, and C shares offered by the Fund:

CLASS A SHARES -- FRONT-END LOAD OPTION
     With certain exceptions, Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a CDSC when they are redeemed except as follows: Class A shares purchased after January 1, 1997, in an amount equal to or exceeding $1 million, without a front-end sales charge, will be subject to a CDSC during the month of purchase and the 12-month period following the month of purchase.

CLASS B SHARES -- BACK-END LOAD OPTION
     Class B shares purchased after January 1, 1997, are sold without a sales charge at the time of purchase, but are, with certain exceptions, subject to a CDSC if redeemed during the month of purchase and the 72-month period following the month of purchase. Class B shares purchased after January 1, 1997, that have been outstanding for seven years after the month of purchase, will automatically convert to Class A shares without the imposition of a front-end sales charge or exchange fee.

CLASS C SHARES -- LEVEL LOAD OPTION
     Class C shares purchased after January 1, 1997, are sold without a sales charge at the time of purchase, but are subject to a CDSC if they are redeemed during the month of purchase and the 12-month period following the month of purchase. Class C shares are available only through broker-dealers who have entered into special distribution agreements with the Principal Underwriter.

     Each class of shares, pursuant to its Distribution Plan, pays an annual service fee of 0.25% of the Fund's average daily net assets attributable to that class. In addition to the 0.25% service fee, the Class B and C Distribution Plans provide for the payment of an annual distribution fee of up to 0.75% of the average daily net assets attributable to their respective classes. As a result, income distributions paid by the Fund with respect to Class B and Class C shares will generally be less than those paid with respect to Class A shares.

     Investors who would rather pay the entire cost of distribution at the time of investment, rather than spreading such cost over time, might consider Class A shares. Other investors might consider Class B or Class C shares (in which case, 100% of the purchase price is invested immediately), depending on the amount of the purchase and the intended length of investment.

     The Fund will not normally accept any purchase of Class B shares in the amount of $250,000 or more and will not normally accept any purchase of Class C shares in the amount of $500,000 or more.

                ----------------------------------------------
CLASS A SHARES
     Class A shares are currently offered at the public offering price, which is equal to net asset value plus an initial sales charge as follows:

                                                                         AS A % OF         CONCESSION TO
                                                           AS A % OF     NET AMOUNT      DEALERS AS A % OF
AMOUNT OF PURCHASE                                       OFFERING PRICE   INVESTED*       OFFERING PRICE
----------------------------------------------------------------------------------------------------------
Less than $50,000 ................................             4.75%        4.99%               4.25%
$50,000 but less than $100,000 ...................             4.50%        4.71%               4.25%
$100,000 but less than $250,000 ..................             3.75%        3.90%               3.25%
$250,000 but less than $500,000 ..................             2.50%        2.56%               2.00%
$500,000 but less than $1,000,000 ................             2.00%        2.04%               1.75%
----------
*Rounded to the nearest one-hundredth percent.

                ----------------------------------------------

     Purchases of the Fund's Class A shares made after January 1, 1997, (i) in the amount of $1 million or more; (ii) by a corporate or certain other qualified retirement plan or a non-qualified deferred compensation plan or a Title I tax sheltered annuity or TSA plan sponsored by an organization having 100 or more eligible employees (a "Qualifying Plan"), or a TSA plan sponsored by a public educational entity having 5,000 or more eligible employees (an "Educational TSA Plan"); or (iii) by (a) institutional investors, which may include bank trust departments and registered investment advisers; (b) investment advisers, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee; (c) clients of investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisers or financial planners on the books of the broker-dealer through whom shares are purchased; (d) institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades throught an omnibus account maintained with the Fund by the broker-dealer; and (e) employees of FUNB and its affiliates, EKD and any broker-dealer with whom EKD has entered into an agreement to sell shares of the Fund, and members of the immediate families of such employees, will each be at net asset value without the imposition of a front-end sales charge. Certain broker-dealers or other financial institutions may impose a fee on transactions in shares of the Fund.

     With respect to purchases of the Fund's Class A shares made after January 1, 1997, in the amount of $1 million or more, the Principal Underwriter will pay broker-dealers or others concessions at the following rate: 1.00% of the investment amount up to $2,999,999; plus 0.50% of the investment amount between $3,000,000 and $4,999,999; plus 0.25% of the investment amount over $4,999,999.


     With respect to purchases of the Fund's Class A shares made after January 1, 1997, by Qualifying Plans and Educational TSA Plans, the Principal Underwriter will pay broker-dealers and others concessions at the rate of 0.50% of the net asset value of the shares purchased. These payments are subject to reclaim in the event the shares are redeemed within twelve months after purchase.

     Purchases of the Fund's Class A shares made after January 1, 1997, in the amount of $1 million or more, are subject to a CDSC of 1.00% upon redemption during the month of purchase and the 12-month period following the month of purchase.

     The sales charge is paid to the Principal Underwriter, which in turn normally reallows a portion to your broker-dealer. In addition, your broker-dealer currently will be paid periodic service fees at an annual rate of up to 0.25% of the value of Class A shares maintained by such recipient and outstanding on the books of the Fund for specified periods.

     Upon written notice to broker-dealers with whom it has dealer agreements, the Principal Underwriter may reallow up to the full applicable sales charge.

  Initial sales charges may be eliminated for persons purchasing Class A shares that are offered in connection with certain fee based programs, such as wrap accounts sponsored or managed by broker-dealers, investment advisers, or others who have entered into special agreements with the Principal Underwriter. Initial sales charges may be reduced or eliminated for persons or organizations purchasing Class A shares of the Fund alone or in combination with Class A shares of other Keystone America Funds. See Exhibit A to this prospectus.

     Upon prior notification to the Principal Underwriter, Class A shares may be purchased at net asset value by clients of registered representatives within 30 days after a change in the registered representative's employment when the amount invested represents redemption proceeds from a registered open-end management investment company not distributed or managed by Keystone or its affiliates; and the shareholder either (1) paid a front-end sales charge, or (2) was at some time subject to, but did not actually pay, a CDSC with respect to the redemption proceeds.

     Upon prior notification to the Principal Underwriter, Class A shares may be purchased at net asset value by clients of registered representatives within 30 days after the redemption of shares of any registered open-end investment company not distributed or managed by Keystone or its affiliates when the amount invested represents redemption proceeds from such unrelated registered open-end investment company, and the shareholder either (1) paid a front-end sales charge, or (2) was at some time subject to, but did not actually pay, a CDSC with respect to the redemption proceeds. This special net asset value purchase is currently being offered on a calendar month-by-month basis and may be modified or terminated in the future.

CLASS B SHARES
     Class B shares are offered at net asset value, without an initial sales charge. With respect to shares purchased after January 1, 1997, the Fund, with certain exceptions, imposes a CDSC on Class B shares redeemed as follows:

                                                                         CDSC
REDEMPTION TIMING                                                       IMPOSED
-----------------                                                       -------


Month of purchase and the first twelve-month
  period following the month of purchase ..........................      5.00%
Second twelve-month period following the month
  of purchase .....................................................      4.00%
Third twelve-month period following the month
  of purchase .....................................................      3.00%
Fourth twelve-month period following the month
  of purchase .....................................................      3.00%
Fifth twelve-month period following the month
  of purchase .....................................................      2.00%
Sixth twelve-month period following the month
  of purchase .....................................................      1.00%

No CDSC is imposed on amounts redeemed thereafter.

     When imposed, the CDSC is deducted from the redemption proceeds otherwise payable to you. The CDSC is retained by the Principal Underwriter or its predecessor. Amounts received by the Principal Underwriter or its predecessor under the Class B Distribution Plans are reduced by CDSCs retained by the Principal Underwriter or its predecessor. See "Contingent Deferred Sales Charge and Waiver of Sales Charges" below.


     Class B shares purchased after January 1, 1997, that have been outstanding for seven years after the month of purchase, will automatically convert to Class A shares (which are subject to a lower Distribution Plan charge) without imposition of a front-end sales charge. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificates to EKSC.) The Class B shares so converted will no longer be subject to the higher distribution expenses and other expenses, if any, borne by Class B shares. Because the net asset value per share of Class A shares may be higher or lower than that of the Class B shares at the time of conversion, although the dollar value will be the same, a shareholder may receive more or fewer Class A shares than the number of Class B shares converted. Under current law, it is the Fund's opinion that such a conversion will not constitute a taxable event under federal income tax law. In the event that this ceases to be the case, the Board of Trustees will consider what action, if any, is appropriate and in the best interest of such Class B shareholders.


CLASS C SHARES
     Class C shares are offered only through broker-dealers who have special distribution agreements with the Principal Underwriter. Class C shares are offered at net asset value, without an initial sales charge. With certain exceptions, the Fund imposes a CDSC of 1.00% on shares redeemed during the month of purchase and the 12-month period following the month of purchase. No CDSC is imposed on amounts redeemed thereafter. If imposed, the CDSC is deducted from the redemption proceeds otherwise payable to you. The CDSC is retained by the Principal Underwriter or its predecessor. See "Contingent Deferred Sales Charge and Waiver of Sales Charges" below.

CONTINGENT DEFERRED SALES CHARGE AND WAIVER OF SALES CHARGES
     Any CDSC imposed upon the redemption of Class A, Class B or Class C shares is a percentage of the lesser of (1) the net asset value of the shares redeemed or (2) the net asset value at the time of purchase of such shares.

     With respect to shares purchased after January 1, 1997, no CDSC is imposed when you redeem amounts derived from (1) increases in the value of shares redeemed above the net cost of such shares; (2) certain shares with respect to which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions; (3) certain Class A shares held for more than 12 months after the month of purchase;
(4) Class B shares held for more than 72 months after the month of purchase; or
(5) Class C shares held for more than one year after the month of purchase. Upon request for redemption, shares not subject to the CDSC will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.

     With respect to Class C shares purchased by a Qualifying Plan, no CDSC will be imposed on any redemptions made specifically by an individual participant in the Qualifying Plan. This waiver is not available in the event a Qualifying Plan (as a whole) redeems substantially all of its assets.

     In addition, no CDSC is imposed on a redemption of shares of the Fund in the event of (1) death or disability of the shareholder; (2) a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA"); (3) automatic withdrawals from ERISA plans if the shareholder is at least 59 1/2 years old;
(4) involuntary redemptions of accounts having an aggregate net asset value of less than $1,000; (5) automatic withdrawals under a Systematic Income Plan of up to 1.0% per month of the shareholder's initial account balance; (6) withdrawals consisting of loan proceeds to a retirement plan participant; (7) financial hardship withdrawals made by a retirement plan participant; or (8) withdrawals consisting of returns of excess contributions or excess deferral amounts made to a retirement plan participant.


     The Fund may also sell Class A, Class B or Class C shares at net asset value without any initial sales charge or a CDSC to certain Directors, Trustees, officers and employees of the Fund, First Union Keystone, Keystone, the Principal Underwriter and certain of their affiliates, and to members of the immediate families of such persons; to registered representatives of firms with dealer agreements with the Principal Underwriter; and to a bank or trust company acting as a trustee for a single account. See the statement of additional information.


HOW TO REDEEM SHARES
     You may redeem Fund shares for cash at their net redemption value by writing to the Fund, c/o EKSC, and presenting a properly endorsed share certificate (if certificates have been issued) to the Fund. Your signature(s) on the written order and certificates must be guaranteed as described below. In order to redeem by telephone or to engage in telephone transactions generally, you must complete the authorization in your account application. Proceeds for shares redeemed on telephone order will be deposited by wire or EFT only to the bank account designated in your account application.

     You may also redeem your shares through your broker-dealer. The Principal Underwriter, acting as agent for the Fund, stands ready to repurchase Fund shares upon orders from broker-dealers and will calculate the net asset value on the same terms as those orders for the purchase of shares received from broker-dealers and described under "How to Buy Shares." If the Principal Underwriter has received proper documentation, it will pay the redemption proceeds, less any applicable CDSC, to the broker-dealer placing the order within seven days thereafter. The Principal Underwriter charges no fee for this service. Your broker-dealer, however, may charge a service fee.

     The redemption value equals the net asset value per share adjusted for fractions of a cent and may be more or less than your cost depending upon changes in the value of the Fund's portfolio securities between purchase and redemption. A CDSC may be imposed by the Fund at the time of redemption of certain shares as explained in "How to Buy Shares." If imposed, the CDSC is deducted from the redemption proceeds otherwise payable to you.


REDEMPTION OF SHARES IN GENERAL
     At various times, the Fund may be requested to redeem shares for which it has not yet received good payment. In such a case, the Fund will mail the redemption proceeds upon clearance of the purchase check, which may take up to 15 days. Any delay may be avoided by purchasing shares either with a certified check, by Federal Reserve or bank wire of funds, by direct deposit or by EFT. Although the mailing of a redemption check or the wiring or EFT of redemption proceeds may be delayed, the redemption value will be determined and the redemption processed in the ordinary course of business upon receipt of proper documentation. In such a case, after the redemption and prior to the release of the proceeds, no appreciation or depreciation will occur in the value of the redeemed shares, and no interest will be paid on the redemption proceeds. If the payment of a redemption has been delayed, the check will be mailed or the proceeds wired or sent EFT promptly after good payment has been collected.


     The Fund computes the amount due you at the close of the Exchange at the end of the day on which it has received all proper documentation from you. Payment of the amount due on redemption, less any applicable CDSC (as described above), will be made within seven days thereafter except as discussed herein.

     For your protection, SIGNATURES ON CERTIFICATES, STOCK POWERS AND ALL WRITTEN ORDERS OR AUTHORIZATIONS MUST BE GUARANTEED BY A U.S. STOCK EXCHANGE MEMBER, A BANK OR OTHER PERSONS ELIGIBLE TO GUARANTEE SIGNATURES UNDER THE SECURITIES EXCHANGE ACT OF 1934 AND EKSC'S POLICIES. The Fund or EKSC may waive this requirement or may require additional documents in certain cases. Currently, the requirement for a signature guarantee has been waived on redemptions of $50,000 or less when the account address of record has been the same for a minimum period of 30 days. The Fund and EKSC reserve the right to withdraw this waiver at any time.

     If the Fund receives a redemption order, but you have not clearly indicated the amount of money or number of shares involved, the Fund cannot execute the order. In such cases, the Fund will request the missing information from you and process the order on the day such information is received.

TELEPHONE REDEMPTIONS
     Under ordinary circumstances, you may redeem up to $50,000 from your account by telephone by calling toll free 1-800-343-2898. As mentioned above, to engage in telephone transactions generally, you must complete the appropriate sections of the Fund's application.

     In order to insure that instructions received by EKSC are genuine when you initiate a telephone transaction, you will be asked to verify certain criteria specific to your account. At the conclusion of the transaction, you will be given a transaction number confirming your request, and written confirmation of your transaction will be mailed the next business day. Your telephone instructions will be recorded. Redemptions by telephone are allowed only if the address and bank account of record have been the same for a minimum period of 30 days.

     If you cannot reach the Fund by telephone, you should follow the procedures for redeeming by mail or through a broker-dealer as set forth herein.

SMALL ACCOUNTS
     Due to the high cost of maintaining small accounts, the Fund reserves the right to redeem your account if its value has fallen below $1,000, the current minimum investment level, as a result of your redemptions (but not as a result of market action). You will be notified in writing and allowed 60 days to increase the value of your account to the minimum investment level. No CDSCs are applied to such redemptions.

GENERAL
     The Fund reserves the right at any time to terminate, suspend, or change the terms of any redemption method described in this prospectus, except redemption by mail, and to impose fees.


     Except as otherwise noted, neither the Fund, EKSC, nor the Principal Underwriter assumes responsibility for the authenticity of any instructions received by any of them from a shareholder over the Keystone Automated Response Line ("KARL") or by telephone. EKSC will employ reasonable procedures to confirm that instructions received over KARL or by telephone are genuine. Neither the Fund, EKSC, nor the Principal Underwriter will be liable when following instructions received over KARL or by telephone that EKSC reasonably believes to be genuine.


     The Fund may temporarily suspend the right to redeem its shares when (1) the Exchange is closed, other than customary weekend and holiday closings; (2) trading on the Exchange is restricted; (3) an emergency exists and the Fund cannot dispose of its investments or fairly determine their value; or (4) the Securities and Exchange Commission so orders.

SHAREHOLDER SERVICES
     Details on all shareholder services may be obtained from EKSC by writing or by calling toll free 1-800-343-2898.

KEYSTONE AUTOMATED RESPONSE LINE
     KARL offers you specific fund account information and price and yield quotations as well as the ability to do account transactions, including investments, exchanges and redemptions. You may access KARL by dialing toll free 1-800-346-3858 on any touch-tone telephone, 24 hours a day, seven days a week.

EXCHANGES
     If you have obtained the appropriate prospectus, you may exchange shares of the Fund for shares of certain other Keystone America Funds and Keystone Liquid Trust ("KLT") as follows:

     Class A shares may be exchanged for Class A shares of other Keystone America Funds and Class A shares of KLT;

     Class B shares may be exchanged for the same type of Class B shares of other Keystone America Funds and the same type of Class B shares of KLT; and

     Class C shares may be exchanged for Class C shares of other Keystone America Funds and Class C shares of KLT.

     The exchange of Class B shares and Class C shares will not be subject to a CDSC. However, if the shares being tendered for exchange are

     (1) Class A shares acquired without a front-end sales charge,


     (2) Class B shares that have been held for less than 72 months after the month of purchase, or

     (3) Class C shares that have been held for less than one year after the month of purchase, and are still subject to a CDSC, such charge will carry over to the shares being acquired in the exchange transaction.

     You may exchange shares for another Keystone fund by calling or writing to EKSC or by using KARL. As noted above, if the shares being tendered for exchange are still subject to a CDSC, such charge will carry over to the shares being acquired in the exchange transaction. The Fund reserves the right to terminate this exchange offer or to change its terms, including the right to charge for any exchange, upon notice to shareholders pursuant to applicable law.


     Orders to exchange a certain class of shares of the Fund for the corresponding class of shares of KLT will be executed by redeeming the shares of the Fund and purchasing the corresponding class of shares of KLT at the net asset value of such shares next determined after the proceeds from such redemption become available, which may be up to seven days after such redemption. In all other cases, orders for exchanges received by the Fund prior to 4:00 p.m. eastern time on any day the Fund is open for business will be executed at the respective net asset values determined as of the close of business that day. Orders for exchanges received after 4:00 p.m. eastern time on any business day will be executed at the respective net asset values determined at the close of the next business day.

     An excessive number of exchanges may be disadvantageous to the Fund. Therefore, the Fund, in addition to its right to reject any exchange, reserves the right to terminate the exchange privilege of any shareholder who makes more than five exchanges of shares of the funds in a year or three in a calendar quarter.

     An exchange order must comply with the requirements for a redemption or repurchase order and must specify the dollar value or number of shares to be exchanged. An exchange constitutes a sale for federal income tax purposes.

     The exchange privilege is available only in states where shares of the fund being acquired may legally be sold.

AUTOMATIC INVESTMENT PLAN
     With an Automatic Investment Plan, you can automatically transfer as little as $25 per month or $75 per quarter from your bank account or KLT to the Keystone fund of your choice. Your bank account will be debited for each transfer. You will receive confirmation with your next account statement.

     To establish or terminate an Automatic Investment Plan or to change the amount or schedule of your automatic investments, you may write to or call EKSC. Please include your account numbers. Termination may take up to 30 days.

RETIREMENT PLANS
     The Fund has various retirement plans available to you, including Individual Retirement Accounts (IRAs); Rollover IRAs; Simplified Employee Pension Plans (SEPs); Salary Reduction Plans (SARSEPs); Tax Sheltered Annuity Plans; 403(b) (7) Plans; 401(k) Plans; Keogh Plans; Corporate Profit-Sharing Plan; and Money Purchase Plans. For details, including fees and application forms, call toll free 1-800-247-4075 or write to EKSC.

SYSTEMATIC INCOME PLAN
     Under a Systematic Income Plan, if your account has a value of at least $10,000, you may arrange for regular monthly or quarterly fixed withdrawal payments. Each payment must be at least $75 and may be as much as 1.0% per month or 3.0% per quarter of the total net asset value of the Fund shares in your account when the Systematic Income Plan was opened. Fixed withdrawal payments are not subject to a CDSC. Excessive withdrawals may decrease or deplete the value of your account. Moreover, because of the effect of the applicable sales charge, a Class A investor should not make continuous purchases of the Fund's shares while participating in a Systematic Income Plan.

DOLLAR COST AVERAGING
     Through dollar cost averaging you can invest a fixed dollar amount each month or each quarter in any Keystone America Fund. This results in more shares being purchased when the selected fund's net asset value is relatively low and fewer shares being purchased when the fund's net asset value is relatively high and may result in a lower average cost per share than a less systematic investment approach.

     Prior to participating in dollar cost averaging, you must establish an account in a Keystone America Fund or a money market fund managed or advised by Keystone. You should designate on the application (1) the dollar amount of each monthly or quarterly investment you wish to make and (2) the fund in which the investment is to be made. Thereafter, on the first day of the designated month, an amount equal to the specified monthly or quarterly investment will automatically be redeemed from your initial account and invested in shares of the designated fund.

     If you are a Class A investor and paid a sales charge on your initial purchase, the shares purchased will be eligible for Rights of Accumulation and the sales charge applicable to the purchase will be determined accordingly. In addition, the value of shares purchased will be included in the total amount required to fulfill a Letter of Intent. If a sales charge was not paid on the initial purchase, a sales charge will be imposed at the time of subsequent purchases, and the value of shares purchased will become eligible for Rights of Accumulation and Letters of Intent. See Exhibit A -- "Reduced Sales Charges" at the back of the prospectus.

TWO DIMENSIONAL INVESTING
     You may elect to have income and capital gains distributions from any class of Keystone America Fund shares you may own automatically invested to purchase the same class of shares of any other Keystone America Fund. You may select this service on your application and indicate the Keystone America Fund(s) into which distributions are to be invested. The value of shares purchased will be ineligible for Rights of Accumulation and Letters of Intent. See Exhibit A -- "Reduced Sales Charges" at the back of the prospectus.

OTHER SERVICES
     Under certain circumstances, you may, within 30 days after a redemption, reinstate your account in the same class of shares that you redeemed at current net asset value.


PERFORMANCE DATA
     From time to time, the Fund may advertise "total return," "current yield" and a "tax equivalent yield." ALL DATA IS BASED ON HISTORICAL RESULTS. PAST PERFORMANCE SHOULD NOT BE CONSIDERED REPRESENTATIVE OF RESULTS FOR ANY FUTURE PERIOD OF TIME. Total return and current yield are computed separately for each class of shares of the Fund. Total return refers to the Fund's average annual compounded rates of return over specified periods determined by comparing the initial amount invested in a particular class to the ending redeemable value of that amount. The resulting equation assumes reinvestment of all dividends and distributions and deduction of the sales charge and all recurring charges, if any, applicable to all shareholder accounts.

     Current yield quotations represent the yield on an investment for a stated 30-day period computed by dividing net investment income earned per share during the base period by the maximum offering price per share on the last day of the base period. Such yield will include income from sources other than municipal obligations, if any.


     Tax equivalent yield is, in general, the current yield divided by a factor equal to one minus a stated income tax rate and reflects the yield a taxable investment would have to achieve in order to equal on an after-tax basis a tax exempt yield.

     Any given yield or total return quotation should not be considered representative of the Fund's yield or total return for any future period.

     The Fund may also include comparative performance information and general mutual fund industry information for each class of shares when advertising or marketing the Fund's shares, such as data from Lipper Analytical Services, Inc., Morningstar, Inc., CDS-Weisenberger and Value Line or other financial and industry publications.


FUND SHARES
     The Fund currently issues Class A, B and C shares, which participate in dividends and distributions and have equal voting, liquidation and other rights except that (1) expenses related to the distribution of each class of shares or other expenses that the Board of Trustees may designate as class expenses, from time to time, are borne solely by each class; (2) each class of shares has exclusive voting rights with respect to its Distribution Plan; (3) each class has different exchange privileges; and (4) each class generally has a different designation. When issued and paid for, the shares will be fully paid and nonassessable by the Fund. Shares may be exchanged as explained under "Shareholder Services," but will have no other preference, conversion, exchange or preemptive rights. Shares are transferable, redeemable and freely assignable as collateral. There are no sinking fund provisions. The Fund is authorized to issue additional series or classes of shares.


     Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares. Shares of the Fund vote together except when required by law to vote separately by class. The Fund does not have annual meetings. The Fund will have special meetings, from time to time, as required under its Declaration of Trust and under the 1940 Act. As provided in the Fund's Declaration of Trust, shareholders have the right to remove Trustees by an affirmative vote of two-thirds of the outstanding shares. A special meeting of the shareholders will be held when holders of 10% of the outstanding shares request a meeting. Shareholders may be eligible for shareholder communication assistance in connection with the special meeting.

     Under Massachusetts law, it is possible that a Fund shareholder may be held personally liable for the Fund's obligations. The Fund's Declaration of Trust provides, however, that shareholders shall not be subject to any personal liability for the Fund's obligations and provides indemnification from Fund assets for any shareholder held personally liable for the Fund's obligations. Disclaimers of such liability are included in each Fund agreement.

ADDITIONAL INFORMATION
     When the Fund determines from its records that more than one account in the Fund is registered in the name of a shareholder or shareholders having the same address, upon notice to those shareholders, the Fund intends, when an annual report or a semi-annual report of the Fund is required to be furnished, to mail one copy of such report to that address.


     Except as otherwise stated in this prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in this prospectus without shareholder approval, including the right to impose or change fees for services provided.

                      ADDITIONAL INVESTMENT INFORMATION


CORPORATE AND MUNICIPAL BOND RATINGS

S&P CORPORATE AND MUNICIPAL BOND RATINGS

A.  MUNICIPAL NOTES
     An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria are used in making that assessment:

     1. amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note); and

     2. source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

     Note ratings are as follows:

        1. SP-1 -- Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

        2. SP-2 -- Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the terms of the notes.

        3. SP-3 -- Speculative capacity to pay principal and interest.

B. TAX EXEMPT DEMAND BONDS
     S&P assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature.

     The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/A-1+"). For the newer "demand notes," S&P note rating symbols, combined with the commercial paper symbols, are used (for example, "SP-1+/ A-1+").

C. CORPORATE AND MUNICIPAL BOND RATINGS
     An S&P corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor, including obligors outside the U.S., with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees. Ratings of foreign obligors do not take into account currency exchange and related uncertainties. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable.

     The ratings are based, in varying degrees, on the following considerations:

     1. likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     2. nature of and provisions of the obligation; and

     3. protection afforded by and relative position of the obligation in the event of bankruptcy reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     PLUS (+) OR MINUS (-): To provide more detailed indications of credit quality, ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     A provisional rating is sometimes used by S&P. It assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

D. BOND RATINGS ARE AS FOLLOWS:
     1. AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     2. AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     3. A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     4. BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

MOODY'S CORPORATE AND MUNICIPAL BOND RATINGS

A. MUNICIPAL NOTES
     A Moody's rating for municipal short-term obligations will be designated Moody's Investment Grade or (MIG). These ratings recognize the difference between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and the short-term cyclical elements are critical in short-term ratings.

     A short-term rating may also be assigned on issues with a demand feature -- variable rate demand obligation (VRDO). Such ratings will be designated as VMIG. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on the external liquidity.

     The note ratings are as follows:

     1. MIG1/VMIG1 This designation denotes the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

     2. MIG2/VMIG2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     3. MIG3/VMIG3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     4. MIG4/VMIG4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

B. CORPORATE AND MUNICIPAL BOND RATINGS
     1. AAA -- Bonds rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     2. AA -- Bonds rated AA are judged to be of high quality by all standards. Together with the AAA group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risks appear somewhat larger than in AAA securities.

     3. A -- Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

     4. BAA -- Bonds rated BAA are considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from AA through BAA in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     CON. (--) -- Municipal bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (1) earnings of projects under construction, (2) earnings of projects unseasoned in operation experience, (3) rentals that begin when facilities are completed, or (4) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     Those municipal bonds in the AA, A, and BAA groups that Moody's believes possess the strongest investment attributes are designated by the symbols AA 1, A 1, and BAA 1.

FITCH CORPORATE AND MUNICIPAL RATINGS

A. MUNICIPAL NOTES
     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally three years or less. These include commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

     The note ratings are as follows:

     1. F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     2. F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

     3. F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the two higher ratings.

     4. F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

B. CORPORATE AND MUNICIPAL BOND RATINGS
AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

PLUS (+) OR MINUS (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.

A CONDITIONAL rating is premised on the successful completion of a project or the occurrence of a specific event.

     Debt rated BB, B, CCC, CC and C by S&P is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated C1 by S&P is debt (income bonds) on which no interest is being paid. Debt rated D by S&P is in default and payment of interest and/ or repayment of principal is in arrears. The Fund intends to invest in D-rated debt only in cases where in Keystone's judgment there is a distinct prospect of improvement in the issuer's financial position as a result of the completion of reorganization or otherwise. Bonds that are rated CAA by Moody's are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds that are rated CA by Moody's represent obligations that are speculative in a high degree. Such issues are often in default or have other market shortcomings. Bonds that are rated C by Moody's are the lowest rated bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Debt rated BB, B, CCC, CC, and C by Fitch is regarded as speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C represents the highest degree of speculation. Debt rated DDD, DD, and D are in default on interest and/or principal payments.

DESCRIPTIONS OF CERTAIN TYPES OF INVESTMENTS AND INVESTMENT TECHNIQUES AVAILABLE TO THE FUND
     The Fund may engage in the following investment practices to the extent described in the prospectus and the statement of additional information.

OBLIGATIONS OF FOREIGN BRANCHES OF UNITED STATES BANKS
     The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of such securities may be held outside the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium. Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

OBLIGATIONS OF UNITED STATES BRANCHES OF FOREIGN BANKS
     Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.

MASTER DEMAND NOTES
     Master demand notes are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer as borrower. Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may repay up to the full amount of the note without penalty. Notes acquired by the Fund permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days' notice). Notes acquired by the Fund may have maturities of more than one year, provided that (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days notice, and (2) the rate of interest on such notes is adjusted automatically at periodic intervals which normally will not exceed 31 days, but may extend up to one year. The notes will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period. Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, Keystone considers, under standards established by the Board of Trustees, earning power, cash flow and other liquidity ratios of the borrower and will monitor the ability of the borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. Unless rated, the Fund may invest in them only if at the time of an investment the issuer meets the criteria established for commercial paper discussed in the statement of additional information.

REPURCHASE AGREEMENTS
     The Fund may enter into repurchase agreements with member banks of the Federal Reserve System having at least $1 billion in assets, primary dealers in U.S. government securities or other financial institutions believed by Keystone to be creditworthy. Such persons must be registered as U.S. government securities dealers with appropriate regulatory organizations. Under such agreements, the bank, primary dealer or other financial institution agrees upon entering into the contract to repurchase the security at a mutually agreed upon date and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. Under a repurchase agreement, the seller must maintain the value of the securities subject to the agreement at not less than the repurchase price, such value being determined on a daily basis by marking the underlying securities to their market value. Although the securities subject to the repurchase agreement might bear maturities exceeding a year, the Fund only intends to enter into repurchase agreements that provide for settlement within a year and usually within seven days. Securities subject to repurchase agreements will be held by the Fund's custodian or in the Federal Reserve book entry system. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (1) possible declines in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto; (2) possible subnormal levels of income and lack of access to income during this period; and (3) expenses of enforcing its rights. The Board of Trustees has established procedures to evaluate the creditworthiness of each party with whom the Fund enters into repurchase agreements by setting guidelines and standards of review for Keystone and monitoring Keystone's actions with regard to repurchase agreements.

REVERSE REPURCHASE AGREEMENTS
     Under a reverse repurchase agreement, the Fund would sell securities and agree to repurchase them at a mutually agreed upon date and price. The Fund intends to enter into reverse repurchase agreements to avoid otherwise having to sell securities during unfavorable market conditions in order to meet redemptions. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the Fund's custodian containing liquid assets such as U.S. government securities or other high grade debt securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities that the Fund is obligated to repurchase may decline below the repurchase price.

"WHEN ISSUED" SECURITIES
     The Fund may also purchase and sell securities and currencies on a when issued and delayed delivery basis. When issued or delayed delivery transactions arise when securities or currencies are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. When the Fund engages in when issued and delayed delivery transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Fund missing the opportunity to obtain a price or yield considered to be advantageous. When issued and delayed delivery transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made by the Fund until it receives payment or delivery from the other party to the transaction. A separate account of liquid assets equal to the value of such purchase commitments will be maintained until payment is made. When issued and delayed delivery agreements are subject to risks from changes in value based upon changes in the level of interest rates, currency rates and other market factors, both before and after delivery. The Fund does not accrue any income on such securities or currencies prior to their delivery. To the extent the Fund engages in when issued and delayed delivery transactions, it will do so consistent with its investment objective and policies and not for the purpose of investment leverage.

LOANS OF SECURITIES TO BROKER-DEALERS
     The Fund may lend securities to brokers and dealers pursuant to agreements requiring that the loans be continuously secured by cash or securities of the U.S. government, its agencies or instrumentalities, or any combination of cash and such securities, as collateral equal at all times in value to at least the market value of the securities loaned. Such securities loans will not be made with respect to the Fund if as a result the aggregate of all outstanding securities loans exceeds 15% of the value of the Fund's total assets taken at their current value. The Fund continues to receive interest or dividends on the securities loaned and simultaneously earns interest on the investment of the cash loan collateral in U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Although voting rights attendant to securities loaned pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the Fund if, in the opinion of the Fund, a material event affecting the investment is to occur. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. Loans may only be made to borrowers deemed to be of good standing, under standards approved by the Board of Trustees, when the income to be earned from the loan justifies the attendant risks.

DERIVATIVES
     The Fund may use derivatives in furtherance of its investment objective. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

     Derivatives can be used by investors such as the Fund to earn income and enhance returns, to hedge or adjust the risk profile of the portfolio, and either in place of more traditional direct investments or to obtain exposure to otherwise inaccessible markets. The Fund is permitted to use derivatives for one or more of these purposes. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. The Fund uses futures contracts and related options for hedging purposes. Derivatives are a valuable tool which, when used properly, can provide significant benefit to Fund shareholders. Keystone is not an aggressive user of derivatives with respect to the Fund. However, the Fund may take positions in those derivatives that are within its investment policies if, in Keystone's judgement, this represents an effective response to current or anticipated market conditions. Keystone's use of derivatives is subject to continuous risk assessment and control from the standpoint of the Fund's investment objectives and policies.

     Derivatives may be (1) standardized, exchange-traded contracts or (2) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

     There are four principal types of derivative instruments -- options, futures, forwards and swaps -- from which virtually any type of derivative transaction can be created. Further information regarding options and futures, is provided later in this section and is provided in the Fund's statement of additional information.

     Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. See "Structured Securities" below. The term "derivative" is also sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities.

     While the judicious use of derivatives by experienced investment managers such as Keystone can be beneficial, derivatives also involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand before investing in the Fund.

o Market Risk -- This is the general risk attendant to all investments that the value of a particular investment will decline or otherwise change in a way detrimental to the Fund's interest.

o Management Risk -- Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument, but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Fund's portfolio and the ability to forecast price, interest rate or currency exchange rate movements correctly.

o Credit Risk -- This is the risk that a loss may be sustained by the Fund as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Fund considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

o Liquidity Risk -- Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

o Leverage Risk -- Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

o Other Risks -- Other risks in using derivatives include the risk of mispricing or improper valuation and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, the Fund's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund's investment objective.

OPTIONS TRANSACTIONS
     WRITING COVERED OPTIONS. To the extent permitted by its investment policies and restrictions, the Fund may write (i.e., sell) covered call and put options. By writing a call option, the Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price. By writing a put option, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. The Fund also may write straddles (combinations of covered puts and calls on the same underlying security).

     The Fund may only write "covered" options. This means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or, in the case of call options on U.S. Treasury bills, the Fund might own substantially similar U.S. Treasury bills. If the Fund has written options against all of its securities which are available for writing options, the Fund may be unable to write additional options unless it sells a portion of its portfolio holdings to obtain new securities against which it can write options. If this were to occur, higher portfolio turnover and correspondingly greater brokerage commissions and other transaction costs may result. However, the Fund does not expect that this will occur.

     The Fund will be considered "covered" with respect to a put option it writes if, so long as it is obligated as the writer of the put option, it deposits and maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option.

     The principal reason for writing call or put options is to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Fund receives a premium from writing a call or put option, which it retains whether or not the option is exercised. By writing a call option, the Fund might lose the potential for gain on the underlying security while the option is open, and by writing a put option the Fund might become obligated to purchase the underlying security for more than its current market price upon exercise.

     PURCHASING OPTIONS. To the extent permitted by its investment policies and restrictions, the Fund may purchase put or call options, including purchasing put or call options for the purpose of offsetting previously written put or call options of the same series.

     If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying security or dispose of assets held in a segregated account until the options expire or are exercised.

     An option position may be closed out only in a secondary market for an option of the same series. Although the Fund generally will write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time, and for some options no secondary market may exist. In such event, it might not be possible to effect a closing transaction in a particular option.

     Options on some securities are relatively new, and it is impossible to predict the amount of trading interest that will exist in such options. There can be no assurance that viable markets will develop or continue. The failure of such markets to develop or continue could significantly impair the Fund's ability to use such options to achieve its investment objective.

     OPTIONS TRADING MARKETS. Options in which the Fund will trade generally are listed on national securities exchanges. Exchanges on which such options currently are traded include the Chicago Board Options Exchange and the New York, American, Pacific and Philadelphia Stock Exchanges. Options on some securities may not be listed on any Exchange, but traded in the over-the-counter market. Options traded in the over-the-counter market involve the additional risk that securities dealers participating in such transactions could fail to meet their obligations to the Fund. The use of options traded in the over-the-counter market may be subject to limitations imposed by certain state securities authorities. In addition to the limits on its use of options discussed herein, the Fund is subject to the investment restrictions described in this prospectus and in the statement of additional information.

     The staff of the SEC is of the view that the premiums that the Fund pays for the purchase of unlisted options, and the value of securities used to cover unlisted options written by the Fund, are considered to be invested in illiquid securities or assets for the purpose of calculating whether the Fund is in compliance with its investment restriction relating to illiquid investments.

FUTURES TRANSACTIONS
     The Fund may enter into currency and other financial futures contracts and write options on such contracts. The Fund intends to enter into such contracts and related options for hedging purposes. The Fund will enter into futures on securities or currencies or index-based futures contracts in order to hedge against changes in interest or exchange rates or securities prices. A futures contract on securities or currencies is an agreement to buy or sell securities or currencies at a specified price during a designated month. A futures contract on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index. The Fund does not make payment or deliver securities upon entering into a futures contract. Instead, it puts down a margin deposit, which is adjusted to reflect changes in the value of the contract and which continues until the contract is terminated.

     The Fund may sell or purchase futures contracts. When a futures contract is sold by the Fund, the value of the contract will tend to rise when the value of the underlying securities or currencies declines and to fall when the value of such securities or currencies increases. Thus, the Fund sells futures contracts in order to offset a possible decline in the value of its securities or currencies. If a futures contract is purchased by the Fund, the value of the contract will tend to rise when the value of the underlying securities or currencies increases and to fall when the value of such securities or currencies declines. The Fund intends to purchase futures contracts in order to establish what is believed by Keystone to be a favorable price and rate of return for securities or favorable exchange rate for currencies the Fund intends to purchase.

     The Fund also intends to purchase put and call options on futures contracts for hedging purposes. A put option purchased by the Fund would give it the right to assume a position as the seller of a futures contract. A call option purchased by the Fund would give it the right to assume a position as the purchaser of a futures contract. The purchase of an option on a futures contract requires the Fund to pay a premium. In exchange for the premium, the Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract. If the option cannot be exercised profitably before it expires, the Fund's loss will be limited to the amount of the premium and any transaction costs.

     The Fund may enter into closing purchase and sale transactions in order to terminate a futures contract and may sell put and call options for the purpose of closing out its options positions. The Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case it would continue to bear market risk on the transaction.

     Although futures and options transactions are intended to enable the Fund to manage market, interest rate or exchange rate risk, unanticipated changes in interest rates, exchange rates or market prices could result in poorer performance than if it had not entered into these transactions. Even if Keystone correctly predicts interest or exchange rate movements, a hedge could be unsuccessful if changes in the value of the Fund's futures position did not correspond to changes in the value of its investments. This lack of correlation between the Fund's futures and securities or currencies positions may be caused by differences between the futures and securities or currencies markets or by differences between the securities or currencies underlying the Fund's futures position and the securities or currencies held by or to be purchased for the Fund. Keystone will attempt to minimize these risks through careful selection and monitoring of the Fund's futures and options positions.

     The Fund does not intend to use futures transactions for speculation or leverage. The Fund has the ability to write options on futures, but intends to write such options only to close out options purchased by the Fund. The Fund will not change these policies without supplementing the information in its prospectus and statement of additional information.

FOREIGN CURRENCY TRANSACTIONS
     As discussed above, the Fund may invest in securities of foreign issuers. When the Fund invests in foreign securities they usually will be denominated in foreign currencies, and the Fund temporarily may hold funds in foreign currencies. Thus, the value of Fund shares will be affected by changes in exchange rates.

     As one way of managing exchange rate risk, in addition to entering into currency futures contracts, the Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). The exchange rate for the transaction (the amount of currency the Fund will deliver or receive when the contract is completed) is fixed when the Fund enters into the contract. The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on Keystone's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of the Fund's investments denominated in foreign currencies will depend on the relative strength of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The Fund may also purchase and sell options related to foreign currencies in connection with hedging strategies.

     VARIABLE AND FLOATING RATE INSTRUMENTS. Fixed-income securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

     If permitted by its investment policies, the Fund may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

     INVERSE FLOATING RATE SECURITIES. If permitted by its investment policies, the Fund may also invest in securities with rates that move inversely to market rates ("inverse floaters"). An inverse floater bears an interest rate that resets in the opposite direction of the change in a specified interest rate index. As market interest rates rise, the interest rate on the inverse floater goes down, and vice versa. Inverse floaters tend to exhibit greater price volatility than fixed-rate bonds of similar maturity and credit quality. The interest rates on inverse floaters may be significantly reduced, even to zero, if interest rates rise. Moreover, the secondary market for inverse floaters may be limited in rising interest rate environments.

     An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in market value.

     STRUCTURED SECURITIES. Structured securities generally represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities of a given class may be either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities.

                                                                     EXHIBIT A
                            REDUCED SALES CHARGES

     Initial sales charges may be reduced or eliminated for persons or organizations purchasing Class A shares of the Fund alone or in combination with Class A shares of other Keystone America Funds. Only Class A shares subject to an initial or deferred sales charge are eligible for inclusion in reduced sales charge programs.

     For purposes of qualifying for reduced sales charges on purchases made pursuant to Rights of Accumulation or Letters of Intent, the term "Purchaser" includes the following persons: an individual; an individual, his or her spouse and children under the age of 21; a trustee or other fiduciary of a single trust estate or single fiduciary account established for their benefit; an organization exempt from federal income tax under Section 501 (c)(3) or (13) of the Internal Revenue Code; a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Internal Revenue Code; or other organized groups of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

CONCURRENT PURCHASES
     For purposes of qualifying for a reduced sales charge, a Purchaser may combine concurrent direct purchases of Class A shares of two or more of the "Eligible Funds," as defined below. For example, if a Purchaser concurrently invested $75,000 in one of the other "Eligible Funds" and $75,000 in the Fund, the sales charge would be that applicable to a $150,000 purchase, i.e., 3.75% of the offering price, as indicated in the Sales Charge Schedule in the prospectus.

RIGHT OF ACCUMULATION
     In calculating the sales charge applicable to current purchases of the Fund's Class A shares, a Purchaser is entitled to accumulate current purchases with the current value of previously purchased Class A shares of the Fund and Class A shares of certain other eligible funds that are still held in (or exchanged for shares of and are still held in) the same or another eligible fund ("Eligible Fund(s)"). The Eligible Funds are the Keystone America Funds and Keystone Liquid Trust.

     For example, if a Purchaser held shares valued at $99,999 and purchased an additional $5,000, the sales charge for the $5,000 purchase would be at the next lower sales charge of 3.75% of the offering price as indicated in the Sales Charge schedule. EKSC must be notified at the time of purchase that the Purchaser is entitled to a reduced sales charge, which reduction will be granted subject to confirmation of the Purchaser's holdings. The Right of Accumulation may be modified or discontinued at any time.

LETTER OF INTENT
     A Purchaser may qualify for a reduced sales charge on a purchase of Class A shares of the Fund alone or in combination with purchases of Class A shares of any of the other Eligible Funds by completing the Letter of Intent section of the application. By so doing, the Purchaser agrees to invest within a thirteen-month period a specified amount which, if invested at one time, would qualify for a reduced sales charge. Each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified on the application, as described in this prospectus. The Letter of Intent does not obligate the Purchaser to purchase, nor the Fund to sell, the amount indicated.

     After the Letter of Intent is received by EKSC, each investment made will be entitled to the sales charge applicable to the level of investment indicated on the application. The Letter of Intent may be back-dated up to ninety days so that any investments made in any of the Eligible Funds during the preceding ninety-day period, valued at the Purchaser's cost, can be applied toward fulfillment of the Letter of Intent. However, there will be no refund of sales charges already paid during the ninety-day period. No retroactive adjustment will be made if purchases exceed the amount specified in the Letter of Intent. Income and capital gains distributions taken in additional shares will not apply toward completion of the Letter of Intent.

     If total purchases made pursuant to the Letter of Intent are less than the amount specified, the Purchaser will be required to remit an amount equal to the difference between the sales charge paid and the sales charge applicable to purchases actually made. Out of the initial purchase (or subsequent purchases, if necessary) 5% of the dollar amount specified on the application will be held in escrow by EKSC in the form of shares registered in the Purchaser's name. The escrowed shares will not be available for redemption, transfer or encumbrance by the Purchaser until the Letter of Intent is completed or the higher sales charge paid. All income and capital gains distributions on escrowed shares will be paid to the Purchaser or his order.

     When the minimum investment specified in the Letter of Intent is completed (either prior to or by the end of the thirteen-month period), the Purchaser will be notified and the escrowed shares will be released. If the intended investment is not completed, the Purchaser will be asked to remit to the Principal Underwriter any difference between the sales charge on the amount specified and on the amount actually attained. If the Purchaser does not within 20 days after written request by the Principal Underwriter or his dealer pay such difference in sales charge, EKSC will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by EKSC. Any redemptions made by the Purchaser during the thirteen-month period will be subtracted from the amount of the purchases for purposes of determining whether the Letter of Intent has been completed. In the event of a total redemption of the account prior to completion of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption and the balance will be forwarded to the Purchaser.

     By signing the application, the Purchaser irrevocably constitutes and appoints EKSC his attorney to surrender for redemption any or all escrowed shares with full power of substitution.

     The Purchaser or his dealer must inform the Principal Underwriter or EKSC that a Letter of Intent is in effect each time a purchase is made.

                    ---------------------------------------
                                KEYSTONE AMERICA
                                   FUND FAMILY

                                       ()

                                Balanced Fund II
                      Capital Preservation and Income Fund
                           Government Securities Fund
                          Intermediate Term Bond Fund
                             Strategic Income Fund
                                World Bond Fund
                              Tax Free Income Fund
                            California Tax Free Fund
                             Florida Tax Free Fund
                          Massachusetts Tax Free Fund
                             Missouri Tax Free Fund
                             New York Tax Free Fund
                           Pennsylvania Tax Free Fund
                             Fund for Total Return
                            Global Opportunities Fund
                      Hartwell Emerging Growth Fund, Inc.
                                   Omega Fund
                              Fund of the Americas
                     Global Resources and Development Fund
                          Small Company Growth Fund II
                    ---------------------------------------

---------------------------------
       EVERGREEN KEYSTONE
[logo]       FUNDS        [logo]
---------------------------------

Evergreen Keystone Distributor, Inc.
125 West 55th Street
New York, New York 10019

TFIF-P 3/97
12M
540095                [recycle symbol]


                     ---------------------------------------
                                    KEYSTONE

                                [graphic omitted]

                                    TAX FREE
                                   INCOME FUND

                     ---------------------------------------



                       ---------------------------------
                               EVERGREEN KEYSTONE
                       [logo]        FUNDS        [logo]
                       ---------------------------------

                                 PROSPECTUS AND
                                   APPLICATION

                         KEYSTONE TAX FREE INCOME FUND


                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                          KEYSTONE TAX FREE INCOME FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                 MARCH 31, 1997


This statement of additional information ("SAI") is not a prospectus, but relates to, and should be read in conjunction with, the prospectus of Keystone Tax Free Income Fund (the "Fund"), dated March 31, 1997. You may obtain a copy of the prospectus from the Fund's principal underwriter, Evergreen Keystone Distributor, Inc. (formerly Evergreen Funds Distributor, Inc.), or your broker-dealer. See "Service Providers" below.

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                                TABLE OF CONTENTS

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                                                                      Page
The Fund ................................................................2
Service Providers........................................................2
Investment Policies......................................................3
Investment Restrictions..................................................5
Valuation of Securities..................................................7
Brokerage................................................................8
Sales Charges............................................................9
Distribution Plans......................................................12
Trustees And Officers...................................................15
Investment Adviser......................................................18
Principal Underwriter...................................................20
Sub-administrator.......................................................21
Declaration of Trust....................................................21
Expenses ...............................................................22
Standardized Total Return And Yield Quotations..........................24
Financial Statements....................................................24
Additional Information..................................................25
Appendix ..............................................................A-1



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                                    THE FUND

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The Fund is an open-end, diversified management investment company commonly known as a mutual fund. The Fund seeks the highest possible current income, exempt from federal income taxes, while preserving capital. The Fund was formed as a Massachusetts business trust on October 24, 1986.

Certain information about the Fund is contained in its prospectus. This statement of additional information provides additional information about the Fund that may be of interest to some investors.

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                                SERVICE PROVIDERS

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SERVICE                                        PROVIDER
-----------------------------------------      -------------------------------------------------------
Investment adviser (referred to                Keystone Investment Management Company, 200 Berkeley
in this SAI as "Keystone")                     Street, Boston, Massachusetts 02116.  Keystone is a
                                               wholly-owned subsidiary of First Union Keystone, Inc.
                                               ("First Union Keystone") (formerly, Keystone Investments,
                                               Inc.), also located at 200 Berkeley Street, Boston,
                                               Massachusetts 02116

Principal underwriter ( referred               Evergreen Keystone Distributor, Inc. (formerly Evergreen
to in this SAI as "EKD")                       Funds Distributor, Inc.), 125 West 55th Street, New York,
                                               New York 10019

Marketing services agent and                   Evergreen Keystone Investment Services, Inc. (formerly
predecessor to EKD (referred to                Keystone Investment Distributors Company), 200 Berkeley
in this SAI as "EKIS")                         Street, Boston, Massachusetts 02116

Sub-administrator (referred to in              The BISYS Group,  Inc., 3435 Stelzer Road, Columbus,
this SAI as "BISYS")                           Ohio 43219

Transfer and dividend                          Evergreen Keystone Service Company (formerly, Keystone
disbursing agent (referred to in               Investor Resource Center, Inc.), 200 Berkeley Street,
this SAI as "EKSC")                            Boston, Massachusetts 02116. (EKSC is a wholly-owned
                                               subsidiary of Keystone.)

Independent auditors                           KPMG Peat Marwick LLP, 99 High Street, Boston,
                                               Massachusetts 02110, Certified Public Accountants

Custodian                                      State Street Bank and Trust Company, 225 Franklin
                                               Street, Boston, Massachusetts 02110



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                               INVESTMENT POLICIES

--------------------------------------------------------------------------------

The Fund invests primarily in municipal bonds, but also may invest in certain other securities as described below.

MUNICIPAL BONDS

Municipal bonds include debt obligations issued by or on behalf of a state, a territory or a possession of the United States ("U.S."), the District of Columbia or any political subdivision, agency or instrumentality thereof (for example, counties, cities, towns, villages, districts, authorities) to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal bonds may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to public or private institutions for the construction of facilities such as educational, hospital and housing facilities. In addition, certain types of industrial development bonds have been or may be issued by or on behalf of public authorities to finance certain privately-operated facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term municipal bonds if the interest paid thereon qualifies as fully exempt from federal income tax. The income of certain types of industrial development bonds used to finance certain privately-operated facilities (qualified "private activity" bonds) issued after August 7, 1986, while exempt from federal income tax, is included for the purposes of the calculation of the alternative minimum tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal bonds, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of municipal bonds are "general obligation" and limited obligation or "revenue" bonds. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or revenue source. Their payment may be dependent upon an appropriation by the issuer's legislative body and may be subject to quantitative limitations on the issuer's taxing power. The characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Limited obligation or revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, such as the user of the facility. Industrial development bonds that are municipal bonds are, in most cases, revenue bonds and generally are not payable from the unrestricted revenues of the issuer. The credit quality of industrial development revenue bonds is usually directly related to the credit standing of the owner or user of the facilities. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors.

The yields on municipal bonds are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of Standard & Poor's Corporation ("S&P"), Moody's Investors Service ("Moody's") and Fitch Investor Services, Inc. Municipal Division ("Fitch"), as described herein and in the prospectus, represent their opinions as to the quality of the municipal bonds that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, interest rate and rating may have different yields while municipal bonds of the same maturity and interest rate with different ratings may have the same yield. It should also be noted that the standards of disclosure applicable to and the amount of information relating to the financial condition of issuers of municipal bonds are not generally as extensive as those relating to corporations.

Subsequent to its purchase by the Fund, an issue of municipal bonds or other investment may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. Neither event requires the elimination of such obligation from the Fund's portfolio, but Keystone will consider such an event in its determination of whether the Fund should continue to hold such obligation in its portfolio.

The ability of the Fund to achieve its investment objective is dependent upon the continuing ability of issuers of municipal bonds to meet their obligations to pay interest and principal when due. Obligations of issuers of municipal bonds, including municipal bonds issued by them, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, principal of and interest on its or their municipal bonds may be materially affected. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales including those by the Fund.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal bonds, and similar proposals may well be introduced in the future. The enactment of such a proposal could materially affect the availability of municipal bonds for investment by the Fund and the value of the Fund's portfolio. In which event, the Fund would reevaluate its investment objective and policies and consider changes in the structure of the Fund or dissolution.

The Tax Reform Act of 1986 made significant changes in the federal tax status of certain obligations that were previously fully federally tax exempt. As a result, three categories of such obligations issued after August 7, 1986 now exist: (1) "public purpose" bonds, the income from which remains fully exempt from federal income tax; (2) qualified "private activity" industrial development bonds, the income from which, while exempt from federal income tax under Section 103 of the Internal Revenue Code, as amended (the "Code"), is included in the calculation of the federal alternative minimum tax; and (3) "private activity" (private purpose) bonds, the income from which is not exempt from federal income tax. The Fund will not invest in private activity (private purpose) bonds, and, except as described under "Other Eligible Securities," will not invest in qualified "private activity" industrial development bonds whose distributions are subject to the alternative minimum tax.

OTHER ELIGIBLE SECURITIES

The Fund may invest up to 20% of its assets under ordinary circumstances and up to 100% of its assets for temporary defensive purposes in the following types of instruments: (1) commercial paper, including master demand notes, that at the date of investment is rated A-1 (the highest grade given by S&P), Prime-1 (the highest grade given by Moody's) or, if not rated by such services, is issued by a company that at the date of investment has an outstanding issue rated A or better by S&P or Moody's; (2) obligations, including certificates of deposit and bankers' acceptances, of banks or savings and loan associations, having at least $1 billion in assets as of the date of their most recently published financial statements that are members of the Federal Deposit Insurance Corporation, including U.S. branches of foreign banks and foreign branches of U.S. banks; (3) corporate obligations (maturing in 13 months or less) that at the date of investment are rated A or better by S&P or Moody's; (4) obligations issued or guaranteed by the U.S. government or by any agency or instrumentality of the U.S. government; and (5) qualified "private activity" industrial development bonds, the income from which, while exempt from federal income tax under Section 103 of the Code, is included in the calculation of the federal alternative minimum tax. The Fund will assume a temporary defensive position when, for example, Keystone determines that market conditions so warrant. If a Fund is investing defensively it is not pursuing its objective.

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                             INVESTMENT RESTRICTIONS

--------------------------------------------------------------------------------


The investment restrictions set forth below are fundamental and may not be changed without the vote of a majority of the Fund's outstanding shares (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")). Unless otherwise stated, all references to the assets of the Fund are in terms of current market value. The Fund may not do the following:

         (1) purchase any security (other than U.S. government securities) of any issuer if as a result more than 5% of its total assets would be invested in securities of the issuer, except that up to 25% of its total assets may be invested without regard to this limit;

         (2) purchase securities on margin, except that it may obtain such short term credit as may be necessary for the clearance of purchases and sales of securities;

         (3) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short;

         (4) borrow money or enter into reverse repurchase agreements, except that the Fund may enter into reverse repurchase agreements or borrow money from banks for temporary or emergency purposes in aggregate amounts up to one-third of the value of the Fund's net assets; provided that while borrowings from banks (not including reverse repurchase agreements) exceed 5% of the Fund's net assets, any such borrowings will be repaid before additional investments are made;

         (5) pledge more than 15% of its net assets to secure indebtedness; the purchase or sale of securities on a "when issued" basis, or collateral arrangement with respect to the writing of options on securities, are not deemed to be a pledge of assets;

         (6) issue senior securities; the purchase or sale of securities on a "when issued" basis or collateral arrangement with respect to the writing of options on securities, are not deemed to be the issuance of a senior security;

         (7) make loans, except that the Fund may purchase or hold debt securities consistent with its investment objective, lend portfolio securities valued at not more than 15% of its total assets to broker-dealers and enter into repurchase agreements;

         (8) purchase any security (other than U.S. government securities) of any issuer if as a result more than 25% of its total assets would be invested in a single industry, including industrial development bonds from the same facility or similar types of facilities; governmental issuers of municipal bonds are not regarded as members of an industry and the Fund may invest more than 25% of its assets in industrial development bonds;

         (9) invest more than 10% of its total assets in securities with legal or contractual restrictions on resale or in securities for which market quotations are not readily available, or in repurchase agreements maturing in more than seven days;

         (10) invest more than 5% of its total assets in securities of any company having a record, together with its predecessors, of less than three years of continuous operation;

         (11) purchase securities of other investment companies, except as part of a merger, consolidation, purchase of assets or similar transaction;

         (12) purchase or sell commodities or commodity contracts or real estate, except that it may purchase and sell securities secured by real estate and securities of companies which invest in real estate, and may engage in currency or other financial futures contracts and related options transactions; and

         (13) underwrite securities of other issuers, except that the Fund may purchase securities from the issuer or others and dispose of such securities in a manner consistent with its investment objective.

The Fund does not presently intend to invest more than 25% of its total assets in (1) municipal bonds of a single state and its subdivisions, agencies and instrumentalities; of a single territory or possession of the U.S. and its subdivisions, agencies or instrumentalities; or of the District of Columbia and any subdivision, agency or instrumentality thereof; or (2) municipal bonds, the payment of which depends on revenues derived from a single facility or similar types of facilities. Since certain municipal bonds may be related in such a way that an economic, business or political development or change affecting one such security could likewise affect the other securities, a change in this policy could result in increased investment risk, but no change is presently contemplated. The Fund may invest more than 25% of its total assets in industrial development bonds.

For the purpose of limitations 1, 10 and 13, the Fund will treat each state, territory and possession of the U.S., the District of Columbia and, if its assets and revenues are separate from those of the entity or entities creating it, each political subdivision, agency and instrumentality of any one (or more, as in the case of a multi-state authority or agency) of the foregoing as an issuer of all securities that are backed primarily by its assets or revenues; each company as an issuer of all securities that are backed primarily by its assets or revenues; and each of the foregoing entities as an issuer of all securities that it guarantees; provided, however, that for the purpose of limitation 1 no entity shall be deemed to be an issuer of a security that it guarantees so long as no more than 10% of the Fund's total assets (taken at current value) are invested in securities guaranteed by the entity and securities of which it is otherwise deemed to be an issuer.

If a percentage limit is satisfied at the time of investment or borrowing, a later increase or decrease resulting from a change in asset value is not a violation of the limit.


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                             VALUATION OF SECURITIES

--------------------------------------------------------------------------------


Current values for the Fund's portfolio securities are determined in the following manner:

         (1) municipal obligations are valued on the basis of valuations provided by a pricing service, approved by the Fund's Board of Trustees which uses information with respect to transactions in bonds, quotations from bond dealelrs, market transactions in comparable securities and various relationships between securities in determining value;

         (2) short-term investments with maturities of sixty days or less when purchased are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market;

         (3) short-term investments maturing in more than sixty days, for which market quotations are readily available are valued at current market value;

         (4) short-term investments maturing in more than sixty days when purchased that are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market; and

         (5) all other investments are valued at market value or, where market quotations are not readily available, at fair value as determined in good faith according to procedures established by the Board of Trustees.

The Fund believes that reliable market quotations are generally not readily available for purposes of valuing municipal bonds. As a result, depending on the particular municipal bonds owned by the Fund, it is likely that most of the valuations for such bonds will be based upon their fair value determined under procedures approved by the Fund's Board of Trustees. The Fund's Board of Trustees has authorized the use of a pricing service to determine the fair value of its municipal bonds and certain other securities.

Non-tax exempt securities for which market quotations are readily available are valued on a consistent basis at that price quoted that, in the opinion of the Board of Trustees or the person designated by the Board of Trustees to make the determination, most nearly represents the market value of the particular security. Any securities for which market quotations are not readily available or other assets are valued on a consistent basis at fair value as determined in good faith using methods prescribed by the Fund's Board of Trustees.


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                                    BROKERAGE

--------------------------------------------------------------------------------

SELECTION OF BROKERS

In effecting transactions in portfolio securities for the Fund, Keystone seeks the best execution of orders at the most favorable prices. Keystone determines whether a broker has provided the Fund with best execution and price in the execution of a securities transaction by evaluating, among other things:

         1.       overall direct net economic result to the Fund;

         2.       the efficiency with which the transaction is effected;

         3. the broker's ability to effect the transaction where a large block is involved;

         4. the broker's readiness to execute potentially difficult transactions in the future;

         5.       the financial strength and stability of the broker; and

         6. the receipt of research services, such as analyses and reports concerning issuers, industries, securities, economic factors and trends and other statistical and factual information research services.

The Fund's management weighs these considerations in determining the overall reasonableness of the brokerage commissions paid.

Should the Fund or Keystone receive research from a broker, the Fund would consider such services to be in addition to, and not in lieu of, the services Keystone is required to perform under the Advisory Agreement (as defined below). Keystone believes that the cost, value and specific application of such research services are indeterminable and cannot be practically allocated between the Fund and its other clients who may indirectly benefit from the availability of such services. Similarly, the Fund may indirectly benefit from information made available as a result of transactions effected for Keystone's other clients. Under the Advisory Agreement, Keystone is permitted to pay higher brokerage commissions for brokerage and research services in accordance with Section 28(e) of the Securities Exchange Act of 1934. In the event Keystone follows such a practice, it will do so on a basis that is fair and equitable to the Fund.

Neither the Fund nor Keystone intends on placing securities transactions with any particular broker. The Fund's Board of Trustees has determined, however, that the Fund may consider sales of Fund shares when selecting brokers to execute portfolio transactions, subject to the requirements of best execution described above.

BROKERAGE COMMISSIONS

The Fund expects that purchases and sales of municipal bonds and temporary instruments usually will be principal transactions. Municipal bonds and temporary instruments are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually will be no brokerage commissions paid by the Fund for such purchases. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark up or reflect a dealer's mark down. Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

GENERAL BROKERAGE POLICIES

In order to take advantage of the availability of lower purchase prices, the Fund may participate, if and when practicable, in group bidding for the direct purchase from an issuer of certain securities.

Keystone makes investment decisions for the Fund independently from those of its other clients. It may frequently develop, however, that Keystone will make the same investment decision for more than one client. Simultaneous transactions are inevitable when the same security is suitable for the investment objective of more than one account. When two or more of its clients are engaged in the purchase or sale of the same security, Keystone will allocate the transactions according to a formula that is equitable to each of its clients. Although, in some cases, this system could have a detrimental effect on the price or volume of the Fund's securities, the Fund believes that in other cases its ability to participate in volume transactions will produce better executions.

The Fund does not purchase portfolio securities from or sell portfolio securities to Keystone, the Principal Underwriter, or any of their affiliated persons, as defined in the 1940 Act.

The Board of Trustees will, from time to time, review the Fund's brokerage policy. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the Board of Trustees may change, modify or eliminate any of the foregoing practices.


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                                  SALES CHARGES

--------------------------------------------------------------------------------

The Fund offers three classes of shares that differ primarily with respect to sales charges and distribution fees. As described below, depending upon the class of shares that you purchase, the Fund will impose a sales charge when you purchase Fund shares, a contingent deferred sales charge (a "CDSC") when you redeem Fund shares or no sales charges at all. The Fund charges a CDSC as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Plans"). If imposed, the Fund deducts CDSCs from the redemption proceeds you would otherwise receive. CDSCs attributable to your shares are, to the extent permitted by the National Association of Securities Dealers, Inc. (the "NASD"), paid to the Principal Underwriter or its predecessor. See the prospectus for additional information on a particular class.

CLASS DISTINCTIONS

CLASS A SHARES With certain exceptions, when you purchase Class A shares after January 1, 1997, you will pay a maximum sales charge of 4.75%, payable at the time of purchase. (The prospectus contains a complete table of applicable sales charges and a discussion of sales charge reductions or waivers that may apply to purchases.) If you purchase Class A shares in the amount of $1 million or more, without an initial sales charge, the Fund will charge a CDSC of 1.00% if you redeem during the month of your purchase and the 12-month period following the month of your purchase. See "Calculation of Contingent Deferred Sales Charge" below.

CLASS B SHARES
The Fund offers Class B shares at net asset value (without an initial sales charge). With respect to Class B shares purchased after January 1, 1997, the Fund charges a CDSC on shares redeemed as follows:

         REDEMPTION TIMING                                        CDSC RATE
         Month of purchase and the first twelve-month
              period following the month of purchase..................5.00%
         Second twelve-month
              period following the month of purchase..................4.00%
         Third twelve-month
              period following the month of purchase..................3.00%
         Fourth twelve-month
              period following the month of purchase..................3.00%
         Fifth twelve-month
              period following the month of purchase..................2.00%
         Sixth twelve-month
              period following the month of purchase..................1.00%
         Thereafter...................................................0.00%

Class B shares purchased after January 1, 1997, that have been outstanding for seven years after the month of purchase, will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee. Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to EKSC. See "Calculation of Contingent Deferred Sales Charge" below.

CLASS C SHARES
Class C shares are available only through broker-dealers who have entered into special distribution agreements with EKD. The Fund offers Class C shares at net asset value (without an initial sales charge). With certain exceptions, however, the Fund will charge a CDSC of 1.00%, if you redeem shares purchased after January 1, 1997, during the month of your purchase and the 12-month period following the month of your purchase. See "Calculation of Contingent Deferred Sales Charge" below.

CALCULATION OF CONTINGENT DEFERRED SALES CHARGE

Any CDSC imposed upon the redemption of Class A, Class B or Class C shares is a percentage of the lesser of (1) the net asset value of the shares redeemed or
(2) the net cost of such shares. Upon request for redemption, the Fund will redeem shares not subject to a CDSC first. Thereafter, the Fund will redeem shares held the longest first.

SHARES THAT ARE NOT SUBJECT TO A SALES CHARGE OR CDSC

EXCHANGES
The Fund does not charge a CDSC when you exchange your shares for the shares of the same class of another Keystone America Fund. (See "Additional Information" for descriptions of the Keystone America Funds.) However, if you are exchanging shares that are still subject to a CDSC, the CDSC will carry over to the shares you acquire by the exchange. Moreover, the Fund will compute any future CDSC based upon the date you originally purchased the shares you tendered for exchange.

WAIVER OF SALES CHARGES

The Fund may sell its shares at net asset value without an initial sales charge to:

1.       purchasers buying shares in the amount of $1 million or more;

2. a corporate or certain other qualified retirement plan or a non-qualified deferred compensation plan or a Title 1 tax sheltered annuity or TSA plan sponsored by an organization having 100 or more eligible employees (a "Qualifying Plan") or a TSA plan sponsored by a public educational entity having 5,000 or more eligible employees (an "Educational TSA Plan");

3. institutional investors, which may include bank trust departments and registered investment advisers;

4. investment advisers, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee;

5. clients of investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisers or financial planners on the books of the broker-dealer through whom shares are purchased;

6. institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, that place trades through an omnibus account maintained with the Fund by the broker-dealer;

7. employees of First Union National Bank of North Carolina ("FUNB") and its affiliates, EKD and any broker-dealer with whom EKD has entered into an agreement to sell shares of the Fund, and members of the immediate families of such employees;

8. certain Directors, Trustees, officers employees of the Fund, Keystone, EKD or their affiliates and to the immediate families of such persons; or

9. a bank or trust company in a single account in the name of such bank or trust company as trustee if the initial investment in shares of the Fund or any fund in the Keystone Families of Funds purchased pursuant to this waiver is at least $500,000 and any commission paid at the time of such purchase is not more than 1% of the amount invested.

With respect to items 8 and 9 above, the Fund will only sell shares to these parties upon the purchasers written assurance that he or she is buying the shares for investment purposes only. Such purchasers may not resell the securities except through redemption by the Fund. In addition, the Fund will not charge a CDSC on redemptions by such purchasers.

WAIVER OF CDSCS

With respect to shares purchased after January 1, 1997, the Fund does not impose a CDSC when the shares you are redeeming represent:

1. an increase in the value of the shares you redeem above the net cost of such shares;

2. certain shares for which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions;

3. shares that are in the accounts of a shareholder who has died or become disabled;

4. a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA");

5. automatic withdrawals from the ERISA plan of a shareholder who is a least 59 1/2 years old;

6. shares in an account that we have closed because the account has an aggregate net asset value of less than $1,000;

7. automatic withdrawals under a Systematic Income Plan of up to 1.0% per month of your initial account balance;

8.       withdrawals   consisting  of  loan   proceeds  to  a  retirement   plan
         participant;

9.       financial hardship withdrawals made by a retirement plan participant;

10. withdrawals consisting of returns of excess contributions or excess deferral amounts made to a retirement plan; or

11. a redemption by an individual participant in a Qualifying Plan that purchased Class C shares (this waiver is not available in the event a Qualifying Plan, as a whole, redeems substantially all of its assets).

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                               DISTRIBUTION PLANS

--------------------------------------------------------------------------------

Rule 12b-1 under the 1940 Act permits investment companies, such as the Fund, to use their assets to bear expenses of distributing their shares if they comply with various conditions, including adoption of a distribution plan containing certain provisions set forth in Rule 12b-1 (a "Distribution Plan").

The Fund's Class A, B and C Distribution Plans have been approved by the Fund's Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund, as defined in the 1940 Act, and who have no direct or indirect financial interest in the Distribution Plans or any agreement related thereto (the "Independent Trustees").

The NASD limits the amount that the Fund may pay annually in distribution costs for sale of its shares and shareholder service fees to 1.00% of the aggregate average daily net asset value of its shares, of which 0.75% may be used to pay such distribution costs and 0.25% may be used to pay shareholder service fees. The NASD also limits the aggregate amount that the Fund may pay for such distribution costs to 6.25% of gross share sales since the inception of the Distribution Plan, plus interest at the prime rate plus 1% on such amounts (less any CDSCs paid by shareholders to the Principal Underwriter) remaining unpaid from time to time.

CLASS A DISTRIBUTION PLAN

The Class A Distribution Plan provides that the Fund may expend daily amounts at an annual rate, which is currently limited to 0.25% of the Fund's average daily net asset value attributable to Class A shares, to finance any activity that is primarily intended to result in the sale of Class A shares, including, without limitation, expenditures consisting of payments to EKD to enable EKD to pay or to have paid to others who sell Class A shares a service or other fee, at any such intervals as EKD may determine, in respect of Class A shares maintained by any such recipient and outstanding on the books of the Fund for specified periods.

Amounts paid by the Fund under the Class A Distribution Plan are currently used to pay others, such as broker-dealers, service fees at an annual rate of up to 0.25% of the average net asset value of Class A shares maintained by such others and outstanding on the books of the Fund for specified periods.

CLASS B DISTRIBUTION PLANS

The Class B Distribution Plans provide that the Fund may expend daily amounts at an annual rate of up to 1.00% of the Fund's average daily net asset value attributable to Class B shares to finance any activity that is primarily intended to result in the sale of Class B shares, including, without limitation, expenditures consisting of payments to EKD and/or its predecessor. Payments are made to EKD (1) to enable EKD to pay to others (broker-dealers) commissions in respect of Class B shares sold since inception of a Distribution Plan; (2) to enable EKD to pay or to have paid to others a service fee, at such intervals as EKD may determine, in respect of Class B shares maintained by any such recipient and outstanding on the books of the Fund for specified periods; and (3) as interest.

EKD generally reallows to broker-dealers or others a commission equal to 4.00% of the price paid for each Class B share sold. The broker-dealer or other party may also receive service fees at an annual rate of 0.25% of the average daily net asset value of such Class B share maintained by the recipient and outstanding on the books of the Fund for specified periods.

EKD intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with the Class B Distribution Plans that exceed current annual payments permitted to be received by EKD from the Fund ("Advances"). EKD intends to seek full reimbursement for Advances from the Fund (together with annual interest thereon at the prime rate plus 1%) at such time in the future as, and to the extent that, payment thereof by the Fund would be within the permitted limits. If the Fund's Independent Trustees authorize reimbursement of Advances, the effect would be to extend the period of time during which the Fund incurs the maximum amount of costs allowed by the Class B Distribution Plans.

In connection with financing its distribution costs, including commission advances to broker-dealers and others, EKIS, the predecessor to EKD, sold to a financial institution substantially all of its 12b-1 fee collection rights and CDSC collection rights in respect of Class B shares sold during the period beginning approximately June 1, 1995 through November 30, 1996. The Fund has agreed not to reduce the rate of payment of 12b-1 fees in respect of such Class B shares unless it terminates such shares' Distribution Plan completely. If it terminates such Distribution Plans, the Fund may be subject to adverse distribution consequences.

The financing of payments made by EKD to compensate broker-dealers or other persons for distributing shares of the Fund will be provided by FUNB or its affiliates.

CLASS C DISTRIBUTION PLAN

The Class C Distribution Plan provides that the Fund may expend daily amounts at an annual rate of up to 1.00% of the Fund's average daily net asset value attributable to Class C shares to finance any activity that is primarily intended to result in the sale of Class C shares, including, without limitation, expenditures consisting of payments to EKD and/or its predecessor. Payments are made to EKD (1) to enable EKD to pay to others (broker-dealers) commissions in respect of Class C shares sold since inception of the Distribution Plan; (2) to enable EKD to pay or to have paid to others a service fee, at such intervals as EKD may determine, in respect of Class C shares maintained by any such recipient and outstanding on the books of the Fund for specified periods; and (3) as interest.

EKD generally reallows to broker-dealers or others a commission in the amount of 0.75% of the price paid for each Class C share sold plus the first year's service fee in advance in the amount of 0.25% of the price paid for each Class C share sold. Beginning approximately fifteen months after purchase, broker-dealers or others receive a commission at an annual rate of 0.75% (subject to NASD rules) plus service fees at the annual rate of 0.25%, respectively, of the average daily net asset value of each Class C share maintained by the recipient and outstanding on the books of the Fund for specified periods.

DISTRIBUTION PLANS - GENERAL

The total amounts paid by the Fund under the foregoing arrangements may not exceed the maximum Distribution Plan limits specified above. The amounts and purposes of expenditures under a Distribution Plan must be reported to the Independent Trustees quarterly. The Independent Trustees may require or approve changes in the implementation or operation of a Distribution Plan, and may also require that total expenditures by the Fund under a Distribution Plan be kept within limits lower than the maximum amount permitted by such Distribution Plan as stated above.

Each of the Distribution Plans may be terminated at any time by a vote of the Independent Trustees, or by vote of a majority of the outstanding voting shares of the respective class of Fund shares. If the Class B Distribution Plan is terminated, EKD and EKIS will ask the Independent Trustees to take whatever action they deem appropriate under the circumstances with respect to payment of Advances.

Any change in a Distribution Plan that would materially increase the distribution expenses of the Fund provided for in a Distribution Plan requires shareholder approval. Otherwise, a Distribution Plan may be amended by votes of the majority of both (1) the Fund's Trustees and (2) the Independent Trustees cast in person at a meeting called for the purpose of voting on each amendment.

While a Distribution Plan is in effect,  the Fund will be required to commit the
selection  and  nomination  of  candidates  for  Independent   Trustees  to  the
discretion of the Independent Trustees.

The Independent Trustees of the Fund have determined that the sales of the Fund's shares resulting from payments under the Distribution Plans have benefited the Fund.

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                              TRUSTEES AND OFFICERS

--------------------------------------------------------------------------------

Trustees and officers of the Fund, their principal occupations and some of their affiliations over the last five years are as follows:

FREDERICK AMLING:           Trustee  of the Fund;  Trustee  or  Director  of all
                            other  funds  in the  Keystone  Families  of  Funds;
                            Professor,  Finance  Department,  George  Washington
                            University; President, Amling & Company (investment advice); and former Member, Board of Advisers, Credito Emilano (banking).

LAURENCE B. ASHKIN:         Trustee  of the Fund;  Trustee  or  Director  of all
                            other  funds  in the  Keystone  Families  of  Funds;
                            Trustee  or   Director  of  all  the  funds  in  the
                            Evergreen  Family  of  Funds  other  than  Evergreen
                            Investment   Trust;   real  estate   developer   and
                            construction  consultant;  and  President of Centrum
                            Equities and Centrum Properties, Inc.

CHARLES A. AUSTIN III:      Trustee  of the Fund;  Trustee  or  Director  of all
                            other  funds  in the  Keystone  Families  of  Funds;
                            Investment Counselor to Appleton Partners, Inc.; and
                            former   Managing   Director,   Seaward   Management
                            Corporation (investment advice).

*FOSTER BAM:                Trustee  of the Fund;  Trustee  or  Director  of all
                            other  funds  in the  Keystone  Families  of  Funds;
                            Trustee  or   Director  of  all  the  funds  in  the
                            Evergreen  Family  of  Funds  other  than  Evergreen
                            Investment  Trust;   Partner  in  the  law  firm  of
                            Cummings  &  Lockwood;  Director,   Symmetrix,  Inc.
                            (sulphur company) and Pet Practice, Inc. (veterinary
                            services); and former Director, Chartwell Group Ltd.
                            (Manufacturer    of    office     furnishings    and
                            accessories),  Waste Disposal Equipment  Acquisition
                            Corporation   and   Rehabilitation   Corporation  of
                            America (rehabilitation hospitals).

*GEORGE S. BISSELL:         Chairman of the Board,  Chief Executive  Officer and
                            Trustee of the Fund;  Chairman  of the Board,  Chief
                            Executive  Officer  and  Trustee or  Director of all
                            other  funds  in the  Keystone  Families  of  Funds;
                            Chairman  of  the  Board  and  Trustee  of  Anatolia
                            College;   Trustee  of   University   Hospital  (and
                            Chairman  of  its  Investment   Committee);   former
                            Director  and  Chairman  of the  Board  of  Hartwell
                            Keystone; and former Chairman of the Board, Director and Chief Executive Officer of Keystone Investments,
                            Inc.

EDWIN D. CAMPBELL:          Trustee  of the Fund;  Trustee  or  Director  of all
                            other  funds  in the  Keystone  Families  of  Funds;
                            Principal,  Padanaram  Associates,  Inc.; and former
                            Executive Director,  Coalition of Essential Schools,
                            Brown University.

CHARLES F. CHAPIN:          Trustee  of the Fund;  Trustee  or  Director  of all
                            other funds in the Keystone Families of Funds; and former Director, Peoples Bank (Charlotte, NC).

K. DUN GIFFORD:             Trustee  of the Fund;  Trustee  or  Director  of all
                            other  funds  in the  Keystone  Families  of  Funds;
                            Trustee,  Treasurer  and  Chairman  of  the  Finance
                            Committee,  Cambridge College; Chairman Emeritus and
                            Director,  American  Institute  of  Food  and  Wine;
                            Chairman and  President,  Oldways  Preservation  and
                            Exchange Trust  (education);  former Chairman of the
                            Board, Director,  and Executive Vice President,  The
                            London Harness  Company;  former  Managing  Partner,
                            Roscommon  Capital  Corp.;  former  Chief  Executive
                            Officer,   Gifford  Gifts  of  Fine  Foods;   former
                            Chairman,    Gifford,    Drescher    &    Associates
                            (environmental  consulting);  and  former  Director,
                            Keystone Investments, Inc. and Keystone.

JAMES S. HOWELL:            Trustee  of the Fund;  Trustee  or  Director  of all
                            other  funds  in the  Keystone  Families  of  Funds;
                            Chairman and Trustee or Director of all the funds in
                            the Evergreen  Family of Funds;  former  Chairman of
                            the Distribution  Foundation for the Carolinas;  and
                            former   Vice   President   of  Lance   Inc.   (food
                            manufacturing).

LEROY KEITH, JR.:           Trustee  of the Fund;  Trustee  or  Director  of all
                            other  funds  in the  Keystone  Families  of  Funds;
                            Chairman of the Board and Chief  Executive  Officer,
                            Carson Products  Company;  Director of Phoenix Total
                            Return Fund and  Equifax,  Inc.;  Trustee of Phoenix
                            Series Fund, Phoenix  Multi-Portfolio  Fund, and The
                            Phoenix Big Edge Series Fund; and former  President,
                            Morehouse College.

F. RAY KEYSER, JR.:         Trustee  of the Fund;  Trustee  or  Director  of all
                            other  funds  in the  Keystone  Families  of  Funds;
                            Chairman  and Of  Counsel,  Keyser,  Crowley & Meub,
                            P.C.;  Member,  Governor's (VT) Council of Eco nomic
                            Advisers;   Chairman  of  the  Board  and  Director,
                            Central Vermont Public Service Corporation and Lahey
                            Hitchcock Clinic;  Director,  Vermont Yankee Nuclear
                            Power Corporation,  Grand Trunk  Corporation,  Grand
                            Trunk Western Railroad,  Union Mutual Fire Insurance
                            Company,  New England  Guaranty  Insurance  Company,
                            Inc., and the Investment Company  Institute;  former
                            Director and  President,  Associated  Industries  of
                            Vermont;   former  Director  of  Keystone,   Central
                            Vermont  Railway,   Inc.,  S.K.I.  Ltd.,  and  Arrow
                            Financial Corp.; and former Director and Chairman of the Board, Proctor Bank and Green Mountain Bank.

GERALD M. MCDONNELL:        Trustee  of the Fund;  Trustee  or  Director  of all
                            other  funds  in the  Keystone  Families  of  Funds;
                            Trustee  or   Director  of  all  the  funds  in  the
                            Evergreen Family of Funds; and Sales Representative with Nucor-Yamoto, Inc. (Steel producer).

THOMAS L. MCVERRY:          Trustee  of the Fund;  Trustee  or  Director  of all
                            other  funds  in the  Keystone  Families  of  Funds;
                            Trustee  or   Director  of  all  the  funds  in  the
                            Evergreen Family of Funds; former Vice President and
                            Director of Rexham Corporation; and former Director of Carolina Cooperative Federal Credit Union.

*WILLIAM WALT PETTIT:       Trustee  of the Fund;  Trustee  or  Director  of all
                            other  funds  in the  Keystone  Families  of  Funds;
                            Trustee  or   Director  of  all  the  funds  in  the
                            Evergreen Family of Funds; and Partner in the law firm of Holcomb and Pettit, P.A.

DAVID M. RICHARDSON:        Trustee  of the Fund;  Trustee  or  Director  of all
                            other funds in the Keystone  Families of Funds; Vice
                            Chair  and  former  Executive  Vice  President,  DHR
                            International,  Inc. (executive recruitment); former
                            Senior Vice  President,  Boyden  International  Inc.
                            (executive recruitment);  and Director, Commerce and
                            Industry    Association    of   New   Jersey,    411
                            International, Inc., and J&M Cumming Paper Co.

RUSSELL A. SALTON, III MD:  Trustee  of the Fund;  Trustee  or  Director  of all
                            other funds in the Keystone Families of Funds; Trustee or Director of all the funds in the Evergreen Family of Funds; Medical Director, U.S. Health Care/Aetna Health Services; and former Managed Health Care Consultant; former President, Primary Physician Care.

MICHAEL S. SCOFIELD:        Trustee  of the Fund;  Trustee  or  Director  of all
                            other  funds  in the  Keystone  Families  of  Funds;
                            Trustee  or   Director  of  all  the  funds  in  the
                            Evergreen Family of Funds; and Attorney, Law Offices of Michael S. Scofield.

RICHARD J. SHIMA:           Trustee  of the Fund;  Trustee  or  Director  of all
                            other  funds  in the  Keystone  Families  of  Funds;
                            Chairman,  Environmental  Warranty,  Inc. (insurance
                            agency);  Executive  Consultant,  Drake Beam  Morin,
                            Inc. (executive  outplacement);  Director of Connect
                            icut Natural Gas Corporation, Hartford Hospital, Old
                            State House Association,  Middlesex Mutual Assurance
                            Company,  and  Enhance  Financial  Services,   Inc.;
                            Chairman,  Board  of  Trustees,   Hartford  Graduate
                            Center;  Trustee,   Greater  Hartford  YMCA;  former
                            Director,   Vice   Chairman  and  Chief   Investment
                            Officer, The Travelers Corporation;  former Trustee,
                            Kingswood-Oxford   School;   and   former   Managing
                            Director and Consultant, Russell Miller, Inc.

ANDREW J. SIMONS:           Trustee  of the Fund;  Trustee  or  Director  of all
                            other  funds  in the  Keystone  Families  of  Funds;
                            Partner, Farrell, Fritz, Caemmerer, Cleary, Barnosky
                            & Armentano, P.C.; Adjunct Professor of Law and former Associate Dean, St. John's University School of Law; Adjunct Professor of Law, Touro College
                            School of Law; and former  President,  Nassau County
                            Bar Association.


JOHN J. PILEGGI:            President and  Treasurer of the Fund;  President and
                            Treasurer   of  all  other  funds  in  the  Keystone
                            Families of Funds; President and Treasurer of all the funds in the Evergreen Family of Funds; Senior
                            Managing  Director,  Furman  Selz  LLC  since  1992;
                            Managing  Director from 1984 to 1992;  Consultant to
                            BISYS Fund  Services  since 1996;  230 Park  Avenue,
                            Suite 910, New York, NY.

GEORGE O. MARTINEZ:         Secretary of the Fund;  Secretary of all other funds
                            in the Keystone Families of Funds; Secretary of all the funds in the Evergreen Family of Funds; Senior
                            Vice  President and Director of  Administration  and
                            Regulatory Services, BISYS Fund Services since 1995;
                            Vice President/Assistant  General Counsel,  Alliance
                            Capital  Management  from  1988-1995;  3435  Stelzer
                            Road, Columbus, Ohio.

* This Trustee may be considered an "interested person" of the Fund within the meaning of the 1940 Act.

During the fiscal year ended November 30, 1996, no Trustee affiliated with Keystone or any officer of Keystone received any direct remuneration from the Fund. During the same period the nonaffiliated Trustees, as a group, received $6,780 in retainers and fees. For the year ended November 30, 1996, aggregate compensation received by Independent Trustees on a fund complex wide basis
(which includes 32 mutual funds) was $411,000. On February 28, 1997, the Trustees and officers of the Fund beneficially owned less than 1% of the Fund's then outstanding shares.

Except as set forth above, the address of the Fund's Trustees and officers is 200 Berkeley Street, Boston, Massachusetts 02116-5034.

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                               INVESTMENT ADVISER

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Subject to the general supervision of the Fund's Board of Trustees, Keystone has provided investment advisory and management services to investment companies and private accounts since 1932. Keystone is a wholly-owned subsidiary of First Union Keystone.

On December 11, 1996, the predecessor corporation to First Union Keystone, Inc. ("Keystone Investments") and indirectly each subsidiary of First Union Keystone, including Keystone, were acquired (the "Acquisition") by FUNB, a wholly-owned subsidiary of First Union. The predecessor corporation to First Union Keystone was acquired by FUNB by merger into a wholly-owned subsidiary of FUNB, which entity then succeeded to the business of the predecessor corporation. Contemporaneous with the Acquisition, the Fund entered into a new investment advisory agreement with Keystone and into a principal underwriting agreement with EKD, an indirectly owned subsidiary of BISYS. The new investment advisory agreement (the "Advisory Agreement") was approved by the shareholders of the Fund on December 9, 1996, and became effective on December 11, 1996. As a result of the above transactions, Keystone Management, Inc. ("Keystone Management"), which prior to the Acquisition acted as investment manager to the Fund, no longer acts as such to the Fund. Keystone currently provides the Fund with all the services that may previously have been provided by Keystone Management. The fee rate paid by the Fund for the services provided by Keystone and its affiliates has not changed as a result of the Acquisition.

First Union Keystone and each of its subsidiaries, including Keystone, are now indirectly owned by First Union. First Union is headquartered in Charlotte, North Carolina, and had $140 billion in consolidated assets as of December 31, 1996. First Union and its subsidiaries provide a broad range of financial services to individuals and businesses throughout the United States. The Capital Management Group of FUNB and Evergreen Asset Management Corp., wholly-owned subsidiaries of FUNB, manage or otherwise oversee the investment of over $60 billion in assets as of December 31, 1996, belonging to a wide range of clients, including the Evergreen Family of Funds.

Pursuant to the Advisory Agreement and subject to the supervision of the Fund's Board of Trustees, Keystone furnishes to the Fund investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets. Keystone pays for all of the expenses incurred in connection with the provision of its services.

The Fund pays for all charges and expenses, other than those specifically referred to as being borne by Keystone, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) costs and expenses under the Distribution Plan;
(8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws;
(11) expenses of preparing, printing and mailing prospectuses, statements of additional information, notices, reports and proxy materials to shareholders of the Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for the Fund and for the Independent Trustees of the Fund on matters relating to the Fund; (14) charges and expenses of filing annual and other reports with the SEC and other authorities; and (15) all extraordinary charges and expenses of the Fund.

The Fund pays Keystone a fee for its services at the annual rate of:

                                                           Aggregate Net Asset
Management                                                 Value of the Shares
FEE                                                        INCOME 0F THE FUND
-------------------------------------------------------------------------------
                              2.0% of gross dividend
                            and interest income, plus
0.50%    of the first                                      $  100,000,000, plus
0.45%    of the next                                       $  100,000,000, plus
0.40%    of the next                                       $  100,000,000, plus
0.35%    of the next                                       $  100,000,000, plus
0.30%    of the next                                       $  100,000,000, plus
0.25%    of amounts over                                   $  500,000,000.

Keystone's fee is computed as of the close of business each business day and payable monthly.

Under the Advisory Agreement, any liability of Keystone in connection with rendering services thereunder is limited to situations involving its willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Fund or by a vote of a majority of the Fund's outstanding shares (as defined in the 1940 Act). In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Fund's Board of Trustees or by a vote of a majority of outstanding shares. The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

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                              PRINCIPAL UNDERWRITER

-------------------------------------------------------------------------------

The Fund has entered into Principal Underwriting Agreements (each an "Underwriting Agreement") with EKD with respect to each class. EKD, which is not affiliated with First Union, replaces EKIS as the Fund's Principal Underwriter. EKIS may no longer act as principal underwriter of the Fund due to regulatory restrictions imposed by the Glass-Steagall Act upon national banks such as FUNB and their affiliates, that prohibit such entities from acting as the underwriters of mutual fund shares. While EKIS may no longer act as principal underwriter of the Fund as discussed above, EKIS may continue to receive compensation from the Fund or EKD in respect of underwriting and distribution services performed prior to the termination of EKIS as principal underwriter. In addition, EKIS may also be compensated by EKD for the provision of certain marketing support services to EKD at an annual rate of up to 0.75% of the average daily net assets of the Fund, subject to certain restrictions.

EKD, as agent, has agreed to use its best efforts to find purchasers for the shares. EKD may retain and employ representatives to promote distribution of the shares and may obtain orders from broker-dealers, and others, acting as principals, for sales of shares to them. The Underwriting Agreements provide that EKD will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it. EKD or EKIS, its predecessor, may receive payments from the Fund pursuant to the Fund's Distribution Plans.

All subscriptions and sales of shares by EKD are at the public offering price of the shares, which is determined in accordance with the provisions of the Fund's Declaration of Trust, By-Laws, current prospectuses and statement of additional information. All orders are subject to acceptance by the Fund and the Fund reserves the right, in its sole discretion, to reject any order received. Under the Underwriting Agreements, the Fund is not liable to anyone for failure to accept any order.

The Fund has agreed under the Underwriting Agreements to pay all expenses in connection with the registration of its shares with the SEC and auditing and filing fees in connection with the registration of its shares under the various state "blue-sky" laws.

EKD has agreed that it will, in all respects, duly conform with all state and federal laws applicable to the sale of the shares. EKD has also agreed that it will indemnify and hold harmless the Fund and each person who has been, is, or may be a Trustee or officer of the Fund against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of EKD or any other person for whose acts EKD is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Fund.


Each Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Fund's Independent Trustees, and (ii) by vote of a majority of the Fund's Trustees, in each case, cast in person at a meeting called for that purpose.

Each Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares subject to such agreement. Each Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

From time to time, if, in EKD's judgment, it could benefit the sales of Fund shares, EKD may provide to selected broker-dealers promotional materials and selling aids, including, but not limited to, personal computers, related software, and Fund data files.


-------------------------------------------------------------------------------

                                SUB-ADMINISTRATOR

-------------------------------------------------------------------------------

BISYS provides officers and certain administrative services to the Fund pursuant to a sub-administrator agreement. For its services under that agreement BISYS will receive from Keystone an annual fee at the maximum annual rate of 0.01% of the average daily net assets of the Fund.

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                              DECLARATION OF TRUST

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MASSACHUSETTS BUSINESS TRUST

The Fund is a Massachusetts business trust established under a Declaration of Trust dated October 24, 1986, (the "Declaration of Trust"). The Fund is similar in most respects to a business corporation. The principal distinction between the Fund and a corporation relates to the shareholder liability described below. A copy of the Declaration of Trust was filed as an exhibit to the Fund's Registration Statement. This summary is qualified in its entirety by reference to the Declaration of Trust.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of classes of shares, each of which represents an equal proportionate interest in the Fund with each other share of that class. Shares are entitled upon liquidation of the Fund to a pro-rata share of the Fund based on the relative net assets of each class.

SHAREHOLDER LIABILITY

Pursuant to certain decisions of the Supreme Judicial Court of Massachusetts, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. If the Fund were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Fund's Declaration of Trust (1) contains an express disclaimer of shareholder liability for obligations of the Fund; (2) requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees; and (3) provides for indemnification out of Fund property for any shareholder held personally liable for the obligations of the Fund.

VOTING RIGHTS

No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of a majority of the shares of that class. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining 50% or less of the shares voting will not be able to elect any Trustees.

After the initial meeting to elect Trustees, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law, unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for election of Trustees.

Except as set forth above, the Trustees shall continue to hold office indefinitely, unless otherwise required by law, and may appoint successor Trustees. A Trustee may be removed from or cease to hold office (as the case may be) (1) at any time by two-thirds vote of the remaining Trustees; (2) when any such Trustee becomes mentally or physically incapacitated; or (3) at a special meeting of shareholders by a two-thirds vote of the outstanding shares. Any Trustee may voluntarily resign from office.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person; provided, however, that nothing in the Declaration of Trust shall protect a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

The Trustees have absolute and exclusive control over the management and disposition of all assets of the Fund and may perform such acts as in their sole judgment and discretion are necessary and proper for conducting the business and affairs of the Fund or promoting the interests of the Fund and the shareholders.


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                                    EXPENSES

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For each of the Fund's last three fiscal years, the table below lists the total dollar amounts paid by (1) the Fund to Keystone Management, the Fund's former investment manager, for investment management and administrative services rendered and (2) by Keystone Management to Keystone for investment advisory services rendered. For more information, see "Investment Adviser."


                                           Percent of Fund's
                    Fee Paid to Keystone   Average Net Assets    Fee Paid to
                    Management under       represented by        Keystone under
Fiscal Year Ended   the Management         Keystone              the Advisory
November 30,        Agreement              Management's Fee      Agreement
------------------- ---------------------  --------------------  --------------
1996                $844,486               0.61%                 $717,813
1995                $919,802               0.61%                 $781,832
1994                $1,005,305             0.61%                 $854,504

DISTRIBUTION PLAN EXPENSES

Listed below are the amounts paid by each class of shares under its respective Distribution Plan to EKD and/or its predecessor for the fiscal year ended November 30, 1996. For more information, see "Distribution Plans."


                Class B Shares Sold     Class B Shares Sold on
Class A Shares  Prior to June 1, 1995   or after June 1, 1995    Class C Shares
--------------- ----------------------  -----------------------  --------------
$205,872        $285,049                $48,368                  $169,992

UNDERWRITING COMMISSIONS

For each of the Fund's last three fiscal years, the table below lists the aggregate dollar amounts of underwriting commissions (front-end sales charges, plus distribution fees, plus CDSCs) paid with respect to the public distribution of the Fund's shares. The table also indicates the aggregate dollar amount of underwriting commissions retained by EKIS. For more information, see "Principal Underwriter" and "Sales Charges."



                                                  Aggregate Dollar Amount
Fiscal Year Ended    Aggregate Dollar Amount of   Underwriting Commissions
November  30,        Underwriting Commissions     Retained by EKIS
-------------------  ---------------------------  --------------------------
1996                 $469,269                     $ 254,934
1995                 $498,176                     $ 143,281
1994                 $465,915                     $(522,589)

BROKERAGE COMMISSIONS

The Fund paid no brokerage commissions during the fiscal years ended November 30, 1996, 1995 and 1994.


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                 STANDARDIZED TOTAL RETURN AND YIELD QUOTATIONS

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Total return quotations for a class of shares of the Fund as they may appear from time to time in advertisements are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment all dividends and distributions are added, and all recurring fees charged to all shareholder accounts are deducted. The ending redeemable value assumes a complete redemption at the end of the relevant periods.

The annual total return for Class A shares of the Fund for the one-year period ended November 30, 1996 was (1.10%). The average annual total return for Class A shares of the Fund for the five-year period ended November 30, 1996 was 5.30%. The average annual total return for Class A shares of the Fund for the period of February 13, 1987 (commencement of operations) to November 30, 1996 was 6.44%. All figures include applicable sales charges.

The average annual total returns for Class B shares and Class C shares for the year ended November 30, 1996 were (0.94%) and 2.99%, respectively. The average annual total returns for Class B and Class C for the period from February 1, 1993 (date of initial public offering of Class B shares and C shares), through November 30, 1996 were 3.85% and 4.52%.

Current yield quotations as they may appear from time to time in advertisements will consist of a quotation based on a 30-day period ended on the date of the most recent balance sheet of the Fund, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the base period. The standardized yield for Class A, B and C shares of the Fund for the 30-day period ended November 30, 1996 were 4.62%, 4.10% and 4.10%, respectively.

Tax equivalent yield is, in general, the current yield divided by a factor equal to one minus a stated income tax rate and reflects the yield a taxable investment would have to achieve in order to equal on an after-tax basis a tax-exempt yield. The federal tax equivalent yields for Class A, Class B and Class C shares of the Fund for an investor in the 31% federal tax bracket for the 30-day period ended November 30, 1996, were 6.70%, 5.94% and 5.94%, respectively.


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                              FINANCIAL STATEMENTS

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The following financial statements of the Fund are incorporated by reference herein from the Fund's Annual Report, as filed with the SEC:

         Schedule of Investments as of November 30, 1996;

         Financial Highlights for each of the the years in the nine-year period ended November 30, 1996, and the period from February 13, 1987 (Commencement of Operations) to November 30, 1987 for Class A shares;

         Financial Highlights for each of the years in the three-year period ended November 30, 1996 and the period from February 3, 1993 (Date of Initial Public Offering) to November 30, 1993 for Class B and C shares;

         Statement of Assets and Liabilities as of November 30, 1996;

         Statement of Operations for the year ended November  30, 1996;

         Statements of Changes in Net Assets for each of the years in the two-year period ended November 30, 1996;

         Notes to Financial Statements; and

         Independent Auditors' Report dated December 27, 1996.

Copies of the Fund's Annual Report will be furnished upon request and without charge.

Requests may be made in writing to EKSC, P.O. Box 2121, Boston, Massachusetts 02106-2121, or by calling EKSC toll free at 1-800-343-2898.

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                             ADDITIONAL INFORMATION

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REDEMPTIONS IN KIND

If conditions arise that would make it undesirable for the Fund to pay for all redemptions in cash, the Fund may authorized payment to be made in portfolio securities or other property. The Fund has obligated itself, however, under the 1940 Act, to redeem for cash all shares presented for redemption by any one shareholder up to the lesser of $250,000 or 1% of the Fund's net assets in any 90-day period. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share and would, to the extent permitted by law, be readily marketable. Shareholders receiving such securities would incur brokerage costs upon the securities' sale.

GENERAL

Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, this statement of additional information or in supplemental sales literature issued by the Fund or the Principal Underwriter, and no person is entitled to rely on any information or representation not contained therein.

The Fund's prospectus and this statement of additional information omit certain information contained in the registration statement filed with the SEC, which may be obtained from the SEC's principal office in Washington, D.C. upon payment of the fee prescribed by the rules and regulations promulgated by the SEC.

On February 28, 1997, Merrill Lynch Pierce Fenner & Smith, For Sole Benefit of its Customers Attn: Fund Administration, 4800 Deer Lake Drive, E 3rd Fl, Jacksonville, Florida 32246-6484 owned 22.80%, 19.38% and 50.10%, respectively, of the Fund's outstanding Class A, B and C shares. In addition, on February 28, 1997, Alletta Laird Downs TTEE, Alletta Laird Downs Trust, U/A DTD 03-29-89 P.O. Box 3666, Wilmington, DE 19807-0666 owned 6.34% of the Fund's outstanding Class B shares. Management does not believe that any other person beneficially owns 5% or more of the Fund's Class A, B and C shares.

The Fund is one of 16 different investment companies in the Keystone America Fund Family, which offers a range of choices to serve shareholder needs. In addition to the Fund, the Keystone America Family consists of the following funds having the various investment objectives described below:

KEYSTONE BALANCED FUND II - Seeks current income and capital appreciation consistent with the preservation of capital.

KEYSTONE CAPITAL PRESERVATION AND INCOME FUND - Seeks high current income, consistent with low volatility of principal, by investing in adjustable rate securities issued by the U.S. government, its agencies or instrumentalities.

KEYSTONE FUND FOR TOTAL RETURN - Seeks total return from a combination of capital growth and income from dividend paying common stocks, preferred stocks, convertible bonds, other fixed-income securities and foreign securities (up to 50%).

KEYSTONE FUND OF THE AMERICAS - Seeks long-term growth of capital through investments in equity and debt securities in North America (the United States and Canada), and Latin America (Mexico and countries in South and Central America).

KEYSTONE GLOBAL OPPORTUNITIES FUND - Seeks long-term capital growth from foreign and domestic securities.

KEYSTONE GLOBAL RESOURCES AND DEVELOPMENT FUND - (Formerly Keystone Strategic Development Fund.) Seeks long-term capital growth from foreign and domestic securities.

KEYSTONE GOVERNMENT SECURITIES FUND - Seeks income and capital preservation from U.S. government securities.

KEYSTONE AMERICA HARTWELL EMERGING GROWTH FUND, INC. - Seeks capital appreciation by investment primarily in small and medium-sized companies in a relatively early stage of development that are principally traded in the over-the-counter market.

KEYSTONE INTERMEDIATE TERM BOND FUND - Seeks income, capital preservation and price appreciation potential from investment grade corporate bonds.

KEYSTONE OMEGA FUND - Seeks maximum capital growth from common stocks and securities convertible into common stocks.

KEYSTONE SMALL COMPANY GROWTH FUND II - Seeks long-term growth of capital by investing primarily in equity securities with small market capitalizations.

KEYSTONE STATE TAX FREE FUND - A mutual fund consisting of four separate series of shares investing in different portfolio securities which seeks the highest possible current income, exempt from federal income taxes and applicable state taxes.

KEYSTONE STATE TAX FREE FUND - SERIES II - A mutual fund consisting of two separate series of shares investing in different portfolio securities which seeks the highest possible current income, exempt from federal income taxes and applicable state taxes.

KEYSTONE STRATEGIC INCOME FUND - Seeks high yield and capital appreciation potential from corporate bonds, discount bonds, convertible bonds, preferred stock and foreign bonds (up to 25%).

KEYSTONE WORLD BOND FUND - Seeks total return from interest income, capital gains and losses and currency exchange gains and losses from investment in debt securities denominated in U.S. and foreign currencies.

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                                    APPENDIX
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                            MONEY MARKET INSTRUMENTS

         Money market securities are instruments with remaining maturities of one year or less such as bank certificates of deposit, bankers' acceptances, commercial paper (including variable rate master demand notes) and obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, some of which may be subject to repurchase agreements.

COMMERCIAL PAPER

         Commercial paper will consist of issues rated at the time of purchase A-1, by S&P, or PRIME-1 by Moody's or F-1 by Fitch Investors Services, Inc. (Fitch's); or, if not rated, will be issued by companies that have an outstanding debt issue rated at the time of purchase AAA, AA or A by Moody's, or AAA, AA or A by S&P, or will be determined by Keystone to be of comparable quality.

A.       S&P RATINGS

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The top category is as follows:

         1. A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

         2. A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

B.       MOODY'S RATINGS

         The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designation, judged to be investment grade, to indicate the relative repayment capacity of rated issuers.

         1. The rating PRIME-1 is the highest commercial paper rating assigned by Moody's. Issuers rated PRIME-1 (or related supporting institutions) are deemed to have a superior capacity for repayment of short term promissory obligations. Repayment capacity of PRIME-1 issuers is normally evidenced by the following characteristics:

         1)       leading market positions in well-established industries;

         2)       high rates of return on funds employed;

         3) conservative capitalization structures with moderate reliance on debt and ample asset protection;

         4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and

         5) well established access to a range of financial markets and assured sources of alternate liquidity.

         In assigning ratings to issuers whose commercial paper obligations are supported by the credit of another entity or entities, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.

CERTIFICATES OF DEPOSIT

         Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

         Certificates of deposit will be limited to U.S. dollar-denominated certificates of U.S. banks, including their branches abroad, and of U.S. branches of foreign banks that are members of the Federal Reserve System or the Federal Deposit Insurance Corporation, and have at least $1 billion in deposits as of the date of their most recently published financial statements; or of savings and loan associations that are members of the Federal Savings and Loan Insurance Corporation, and have at least $1 billion in deposits as of the date of their most recent financial statements.

         The Fund will not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, (the "World Bank"), the Asian Development Bank or the Inter-American Development Bank. Additionally, the Fund does not currently intend to purchase foreign securities (except to the extent that certificates of deposit of foreign branches of U.S. banks may be deemed foreign securities) or purchase certificates of deposit, bankers' acceptances or other similar obligations issued by foreign banks.

BANKERS' ACCEPTANCES

         Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by the bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Bankers' acceptances acquired by the Fund must have been accepted by U.S. commercial banks, including foreign branches of U.S. commercial banks, having total deposits at the time of purchase in excess of $1 billion and must be payable in U.S. dollars.

U.S. GOVERNMENT SECURITIES

         Securities issued or guaranteed by the U.S. government include a variety of Treasury securities that differ only in their interest rates, maturities and dates of issuance and securities issued by the Government National Mortgage Association ("GNMA"). Treasury bills have maturities of one year or less. Treasury notes have maturities of one to ten years and Treasury bonds generally have maturities of greater than ten years at the date of issuance. GNMA securities include GNMA mortgage pass-through certificates. Such securities are supported by the full faith and credit of the U.S.

         Securities issued or guaranteed by U.S. government agencies or instrumentalities include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, The Tennessee Valley Authority, District of Columbia Armory Board and Federal National Mortgage Association.

         Some obligations of U.S. government agencies and instrumentalities, such as securities of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury. Others, such as bonds issued by the Federal National Mortgage Association, a private corporation, are supported only by the credit of the instrumentality. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in the securities issued by such an instrumentality only when Keystone determines under standards established by the Board of Trustees that the credit risk with respect to the instrumentality does not make its securities unsuitable investments. U.S. government securities do not include international agencies or instrumentalities in which the U.S. government, its agencies or instrumentalities participate, such as the World Bank, Asian Development Bank or the Inter-American Development Bank, or issues insured by the Federal Deposit Insurance Corporation or Federal Savings and Loan Insurance Corporation.


                      CORPORATE AND MUNICIPAL BOND RATINGS

S&P CORPORATE AND MUNICIPAL BOND RATINGS

A.       MUNICIPAL NOTES

         An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria are used in making that assessment:

         a. Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note), and

         b. Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

         Note ratings are as follows:

         1. SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         2. SP-2: Satisfactory capacity to pay principal and interest.

         3. SP-3: Speculative capacity to pay principal and interest.

B.       TAX EXEMPT DEMAND BONDS

         S&P assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature.

         The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/A-1+"). For the newer "demand notes," S&P note rating symbols, combined with the commercial paper symbols, are used (for example, "SP-1+/A-1+").

C.       CORPORATE AND MUNICIPAL BOND RATINGS

         An S&P corporate or municipal bond rating is a current assessment of the credit worthiness of an obligor, including obligors outside the U.S., with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees. Ratings of foreign obligors do not take into account currency exchange and related uncertainties. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable.

         The  ratings  are  based,   in  varying   degrees,   on  the  following
considerations:

         a. Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

         b. Nature of and provisions of the obligation; and

         c. Protection afforded by and relative position of the obligation in the event of bankruptcy reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         PLUS (+) OR MINUS (-): To provide more detailed indications of credit quality, ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         A provisional rating is sometimes used by S&P. It assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

         Bond ratings are as follows:

         1. AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         2. AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

         3. A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         4. BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

MOODY'S CORPORATE AND MUNICIPAL BOND RATINGS

         Moody's ratings are as follows:

         1. AAA - Bonds that are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         2. AA - Bonds that are rated AA are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risks appear somewhat larger than in AAA securities.

         3. A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

         4. BAA - Bonds that are rated BAA are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from AA through BAA in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

         CON. (---) - Municipal bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

         Those municipal bonds in the AA, A, and BAA groups that Moody's believes possess the strongest investment attributes are designated by the symbols AA 1, A 1, and BAA 1.


               FUTURES CONTRACTS AND RELATED OPTIONS TRANSACTIONS

         The Fund intends to enter into currency and other financial futures contracts as a hedge against changes in prevailing levels of interest or currency exchange rates to seek relative stability of principal and to establish more definitely the effective return on securities held or intended to be acquired to the Fund or as a hedge against changes in the prices of securities or currencies held by the Fund or to be acquired by the Fund. The Fund's hedging may include sales of futures as an offset against the effect of expected increases in interest or currency exchange rates or securities prices and purchases of futures as an offset against the effect of expected declines in interest or currency exchange rates.

         For example, when the Fund anticipates a significant market or market sector advance, it will purchase a stock index futures contract as a hedge against not participating in such advance at a time when the Fund is not fully invested. The purchase of a futures contract serves as a temporary substitute for the purchase of individual securities which may then be purchased in an orderly fashion. As such purchases are made, an equivalent amount of index based futures contracts would be terminated by offsetting sales. In contrast, the Fund would sell stock index futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund's portfolio. To the extent that the Fund's portfolio changes in value in correlation with a given index, the sale of futures contracts on that index would substantially reduce the risk to the portfolio of a market decline or change in interest rates, and, by doing so, provide an alternative to the liquidation of the Fund's securities positions and the resulting transaction costs.

         The Fund intends to engage in options transactions that are related to currency and other financial futures contracts for hedging purposes and in connection with the hedging strategies described above.

         Although techniques other than sales and purchases of futures contracts and related options transactions could be used to reduce the Fund's exposure to interest rate and/or market fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts and related options transactions. While the Fund does not intend to take delivery of the instruments underlying futures contracts it holds, the Fund does not intend to engage in such futures contracts for speculation.

FUTURES CONTRACTS

         Futures contracts are transactions in the commodities markets rather than in the securities markets. A futures contract creates an obligation by the seller to deliver to the buyer the commodity specified in the contract at a specified future time for a specified price. The futures contract creates an obligation by the buyer to accept delivery from the seller of the commodity specified at the specified future time for the specified price. In contrast, a spot transaction creates an immediate obligation for the seller to deliver and the buyer to accept delivery of and pay for an identified commodity. In general, futures contracts involve transactions in fungible goods such as wheat, coffee and soybeans. However, in the last decade an increasing number of futures contracts have been developed that specify currencies, financial instruments or financially based indexes as the underlying commodity.

         U.S. futures contracts are traded only on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal financial futures exchanges in the United States are The Board of Trade of the City of Chicago, the Chicago Mercantile Exchange, the International Monetary Market (a division of the Chicago Mercantile Exchange), the New York Futures Exchange and the Kansas City Board of Trade. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership, which is also responsible for handling daily accounting of deposits or withdrawals of margin. A futures commission merchant ("Broker") effects each transaction in connection with futures contracts for a commission. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC") and National Futures Association ("NFA").

INTEREST RATE FUTURES CONTRACTS

         The sale of an interest rate futures contract creates an obligation by the Fund, as seller, to deliver the type of financial instrument specified in the contract at a specified future time for a specified price. The purchase of an interest rate futures contract creates an obligation by the Fund, as purchaser, to accept delivery of the type of financial instrument specified at a specified future time for a specified price. The specific securities delivered or accepted, respectively, at settlement date, are not determined until at or near that date. The determination is in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

         Currently interest rate futures contracts can be purchased or sold on 90-day U.S. Treasury bills, U.S. Treasury bonds, U.S. Treasury notes with maturities between 6 1/2 and 10 years, GNMA certificates, 90-day domestic bank certificates of deposit, 90-day Commercial paper, and 90-day Eurodollar certificates of deposit. It is expected that futures contracts trading in additional financial instruments will be authorized. The standard contract size is $100,000 for futures contracts in U.S. Treasury bonds, U.S. Treasury notes and GNMA certificates, and $1,000,000 for the other designated contracts. While U.S. Treasury bonds, U.S. Treasury bills and U.S. Treasury notes are backed by the full faith and credit of the U.S. government and GNMA certificates are guaranteed by a U.S. government agency, the futures contracts in U.S. government securities are not obligations of the U.S. Treasury.

INDEX BASED FUTURES CONTRACTS

STOCK INDEX FUTURES CONTRACTS

         A stock index assigns relative values to the common stocks included in the index. The index fluctuates with changes in the market values of the common stocks so included. A stock index futures contract is a bilateral agreement by which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the closing value of the stock index on the expiration date of the contract and the price at which the futures contract is originally made. No physical delivery of the underlying stocks in the index is made.

         Currently stock index futures contracts can be purchased or sold on the S&P Index of 500 Stocks, the S&P Index of 100 Stocks, the New York Stock Exchange Composite Index, the Value Line Index and the Major Market Index. It is expected that futures contracts trading in additional stock indices will be authorized. The standard contract size is $500 times the value of the index.

         The Fund does not believe that differences between existing stock indices will create any differences in the price movements of the stock index futures contracts in relation to the movements in such indices. However, such differences in the indices may result in differences in correlation of the futures with movements in the value of the securities being hedged.

OTHER INDEX BASED FUTURES CONTRACTS

         It is expected that bond index and other financially based index futures contracts will be developed in the future. It is anticipated that such index based futures contracts will be structured in the same way as stock index futures contracts but will be measured by changes in interest rates, related indexes or other measures, such as the consumer price index. In the event that such futures contracts are developed the Fund will sell interest rate index and other index based futures contracts to hedge against changes which are expected to affect the Fund's portfolio.

         The purchase or sale of a futures contract differs from the purchase or sale of a security, in that no price or premium is paid or received. Instead, to initiate trading an amount of cash, cash equivalents, money market instruments, or U.S. Treasury bills equal to approximately 1 1/2% (up to 5%) of the contract amount must be deposited by the Fund with the Broker. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions. Futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract.

         Subsequent payments, called variation margin, to the Broker and from the Broker, are made on a daily basis as the value of the underlying instrument or index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as mark-to-market. For example, when the Fund has purchased a futures contract and the price of the underlying financial instrument or index has risen, that position will have increased in value, and the Fund will receive from the Broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the underlying financial instrument or index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the Broker. At any time prior to expiration of the futures contract, the Fund may elect to close the position. A final determination of variation margin is then made, additional cash is required to be paid to or released by the Broker, and the Fund realizes a loss or gain.

         The Fund intends to enter into arrangements with its custodian and with Brokers to enable its initial margin and any variation margin to be held in a segregated account by its custodian on behalf of the Broker.

         Although interest rate futures contracts by their terms call for actual delivery or acceptance of financial instruments, and index based futures contracts call for the delivery of cash equal to the difference between the closing value of the index on the expiration date of the contract and the price at which the futures contract is originally made, in most cases such futures contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by an offsetting transaction in which the Fund enters into a futures contract purchase for the same aggregate amount of the specific type of financial instrument or index and same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by an offsetting transaction in which the Fund enters into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain. If the purchase price exceeds the offsetting sale price the Fund realizes a loss. The amount of the Fund's gain or loss on any transaction is reduced or increased, respectively, by the amount of any transaction costs incurred by the Fund.

         As an example of an offsetting transaction, the contractual obligations arising from the sale of one contract of September U.S. Treasury bills on an exchange may be fulfilled at any time before delivery of the contract is required (i.e. on a specified date in September, the "delivery month") by the purchase of one contract of September U.S. Treasury bills on the same exchange. In such instance the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase after allowance for transaction costs, represents the profit or loss to the Fund.

         There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms.

OPTIONS ON CURRENCY AND OTHER FINANCIAL FUTURES

         The Fund intends to purchase call and put options on currency and other financial futures contracts and sell such options to terminate an existing position. Options on futures are similar to options on stocks except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) rather than to purchase or sell stock, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account. This amount represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and value of the futures contract.

         The Fund intends to use options on currency and other financial futures contracts in connection with hedging strategies. In the future the Fund may use such options for other purposes.

PURCHASE OF PUT OPTIONS ON FUTURES CONTRACTS

         The purchase of protective put options on currency and other financial futures contracts is analogous to the purchase of protective puts on individual stocks, where an absolute level of protection is sought below which no additional economic loss would be incurred by the Fund. Put options may be purchased to hedge a portfolio of stocks or debt instruments or a position in the futures contract upon which the put option is based.

PURCHASE OF CALL OPTIONS ON FUTURES CONTRACTS

         The purchase of a call option on a currency and other financial futures contract represents a means of obtaining temporary exposure to market appreciation at limited risk. It is analogous to the purchase of a call option on an individual stock, which can be used as a substitute for a position in the stock itself. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the underlying financial instrument or index itself, purchase of a call option may be less risky than the ownership of the interest rate or index based futures contract or the underlying securities. Call options on commodity futures contracts may be purchased to hedge against an interest rate increase or a market advance when the Fund is not fully invested.

USE OF NEW INVESTMENT TECHNIQUES INVOLVING CURRENCY AND OTHER FINANCIAL FUTURES CONTRACTS OR RELATED OPTIONS

         The Fund may employ new investment techniques involving currency and other financial futures contracts and related options. The Fund intends to take advantage of new techniques in these areas which may be developed from time to time and which are consistent with the Fund's investment objective. The Fund believes that no additional techniques have been identified for employment by the Fund in the foreseeable future other than those described above.

LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS AND RELATED OPTIONS ON SUCH FUTURES CONTRACTS

         The Fund will not enter into a futures contract if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin deposits on such futures contracts.

         The Fund intends that its futures contracts and related options transactions will be entered into for traditional hedging purposes. That is, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. The Fund does not intend to enter into futures contracts for speculation.

         In instances involving the purchase of futures contracts by the Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts will be deposited in a segregated account with the Fund's custodian and/or in a margin account with a Broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

FEDERAL INCOME TAX TREATMENT

         For federal income tax purposes, the Fund is required to recognize as income for each taxable year its net unrealized gains and losses on futures contracts as of the end of the year as well as those actually realized during the year. Any gain or loss recognized with respect to a futures contract is considered to be 60% long term and 40% short term, without regard to the holding period of the contract. In the case of a futures transaction classified as a "mixed straddle," the recognition of losses may be deferred to a later taxable year. The federal income tax treatment of gains or losses from transactions in options on futures is unclear.

         In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income. Any net gain realized from the closing out of futures contracts, for purposes of the 90% requirement, will be qualifying income. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Fund's annual gross income. The 1986 Tax Act added a provision which effectively treats both positions in certain hedging transactions as a single transaction for the purpose of the 30% requirement. The provision provides that, in the case of any "designated hedge," increases and decreases in the value of positions of the hedge are to be netted for the purposes of the 30% requirement. However, in certain situations, in order to avoid realizing a gain within a three month period, the Fund may be required to defer the closing out of a contract beyond the time when it would otherwise be advantageous to do so.

RISKS OF FUTURES CONTRACTS

         Currency and other financial futures contracts prices are volatile and are influenced, among other things, by changes in stock prices, market conditions, prevailing interest rates and anticipation of future stock prices, market movements or interest rate changes, all of which in turn are affected by economic conditions, such as government fiscal and monetary policies and actions, and national and international political and economic events.

         At best, the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances, such as variations in speculative market demand for futures contracts and for securities, including technical influences in futures contracts trading; differences between the securities being hedged and the financial instruments and indexes underlying the standard futures contracts available for trading, in such respects as interest rate levels, maturities and credit worthiness of issuers, or identities of securities comprising the index and those in the Fund's portfolio. In addition futures contract transactions involve the remote risk that a party be unable to fulfill its obligations and that the amount of the obligation will be beyond the ability of the clearing broker to satisfy. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

         Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out, and a 15% decrease would result in a loss equal to 150% of the original margin deposit. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of entering into the futures contract, it had invested in the underlying financial instrument. Furthermore, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund will establish a segregated account in connection with its futures contracts that will hold cash or cash equivalents equal in value to the current value of the underlying instruments or indices less the margins on deposit.

         Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

RISKS OF OPTIONS ON FUTURES CONTRACTS

         In addition to the risks described above for currency and other financial futures contracts, there are several special risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. The Fund will not purchase options on any futures contract unless and until it believes that the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with the futures contracts. Compared to the use of futures contracts, the purchase of options on such futures involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the use of an option on a futures contract would result in a loss to the Fund, even though the use of a futures contract would not, such as when there is no movement in the level of the futures contract.


                         FOREIGN CURRENCY TRANSACTIONS

         The Fund may invest in securities of foreign issuers. When the Fund invests in foreign securities they usually will be denominated in foreign currencies and the Fund temporarily may hold funds in foreign currencies. Thus, the value of a Fund share will be affected by changes in exchange rates.

FORWARD CURRENCY CONTRACTS

         As one way of managing exchange rate risk, the Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). Under the contract, the exchange rate for the transaction (the amount of currency the Fund will deliver or receive when the contract is completed) is fixed when the Fund enters into the contract. The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund also may use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on Keystone's ability to predict accurately the future exchange rate between foreign currencies and the U.S. dollar. The value of the Fund's investments denominated in foreign currencies will depend on the relative strength of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rate or exchange control regulations between foreign currencies and the dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund.

CURRENCY FUTURES CONTRACTS

         Currency futures contracts are bilateral agreements under which two parties agree to take or make delivery of a specified amount of a currency at a specified future time for a specified price. Trading of currency futures contracts in the United States is regulated under the Commodity Exchange Act by the CFTC and NFA. Currently the only national futures exchange on which currency futures are traded is the International Monetary Market of the Chicago Mercantile Exchange. Foreign currency futures trading is conducted in the same manner and subject to the same regulations as trading in interest rate and index based futures. The Fund intends to only engage in currency futures contracts for hedging purposes, and not for speculation. The Fund may engage in currency futures contracts for other purposes if authorized to do so by the Board. The hedging strategies which will be used by the Fund in connection with foreign currency futures contracts are similar to those described above for forward foreign currency exchange contracts.

         Currently, currency futures contracts for the British Pound Sterling, Canadian Dollar, Dutch Guilder, Deutsche Mark, Japanese Yen, Mexican Peso, Swiss Franc, and French Franc can be purchased or sold for U.S. dollars through the International Monetary Market. It is expected that futures contracts trading in additional currencies will be authorized. The standard contract sizes are L125,000 for the Pound, 125,000 for the Guilder, Mark and Swiss Francs, C$100,000 for the Canadian Dollar, Y12,500,000 for the Yen, and 1,000,000 for the Peso. In contrast to Forward Currency Exchange Contracts which can be traded at any time, only four value dates per year are available, the third Wednesday of March, June, September and December.

FOREIGN CURRENCY OPTIONS TRANSACTIONS

         Foreign currency options (as opposed to futures) are traded in a variety of currencies in both the United States and Europe. On the Philadelphia Stock Exchange, for example, contracts for half the size of the corresponding futures contracts on the Chicago Board Options Exchange are traded with up to nine months maturity in marks, sterling, yen, Swiss Francs, and Canadian dollars. Options can be exercised at any time during the contract life, and require a deposit subject to normal margin requirements. Since a futures contract must be exercised, the Fund must continually make up the margin balance. As a result, a wrong price move could result in the Fund losing more than the original investment, as it cannot walk away from the futures contract as it can an option contract.

         The Fund will purchase call and put options and sell such options to terminate an existing position. Options on foreign currency are similar to options on stocks except that an option on an interest rate and/or index based futures contract gives the purchaser the right, in return for the premium paid, to purchase or sell foreign currency, rather than to purchase or sell stock, at a specified exercise price at any time during the period of the option.

         The Fund intends to use foreign currency option transactions in connection with hedging strategies.

PURCHASE OF PUT OPTIONS ON FOREIGN CURRENCIES

         The purchase of protective put options on a foreign currency is analogous to the purchase of protective puts on individual stocks, where an absolute level of protection is sought below which no additional economic loss would be incurred by the Fund. Put options may be purchased to hedge a portfolio of foreign stocks or foreign debt instruments or a position in the foreign currency upon which the put option is based.

PURCHASE OF CALL OPTIONS ON FOREIGN CURRENCIES

         The purchase of a call option on foreign currency represents a means of obtaining temporary exposure to market appreciation at limited risk. It is analogous to the purchase of a call option on an individual stock, which can be used as a substitute for a position in the stock itself. Depending on the pricing of the option compared to either the foreign currency upon which it is based, or upon the price of the foreign stock or foreign debt instruments, purchase of a call option may be less risky than the ownership of the foreign currency or the foreign securities. The Fund would purchase a call option on a foreign currency to hedge against an increase in the foreign currency or a foreign market advance when the Fund is not fully invested.

         The Fund may employ new investment techniques involving forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currencies in order to take advantage of new techniques in these areas which may be developed from time to time and which are consistent with the Fund's investment objective. The Fund believes that no additional techniques have been identified for employment by the Fund in the foreseeable future other than those described above.

CURRENCY TRADING RISKS

         Currency exchange trading may involve significant risks. The four major types of risk the Fund faces are exchange rate risk, interest rate risk, credit risk and country risk.

EXCHANGE RATE RISK

         Exchange rate risk results from the movement up and down of foreign currency values in response to shifting market supply and demand. When the Fund buys or sells a foreign currency, an exposure called an open position is created. Until the time that position can be "covered" by selling or buying an equivalent amount of the same currency, the Fund is exposed to the risk that the exchange rate might move against it. Since exchange rate changes can readily move in one direction, a position carried overnight or over a number of days involves greater risk than one carried a few minutes or hours. Techniques such as foreign currency forward and futures contracts and options on foreign currency are intended to be used by the Fund to reduce exchange rate risk.

MATURITY GAPS AND INTEREST RATE RISK

         Interest rate risk arises whenever there are mismatches or gaps in the maturity structure of the Fund's foreign exchange currency holdings, which is the total of its outstanding spot and forward or futures contracts.

         Foreign currency transactions often involve borrowing short term and lending longer term to benefit from the normal tendency of interest rates to be higher for longer maturities. However in foreign exchange trading, while the maturity pattern of interest rates for one currency is important, it is the differential between interest rates for two currencies that is decisive.

CREDIT RISK

         Whenever the Fund enters into a foreign exchange contract, it faces a risk, however small, that the counter party will not perform under the contract. As a result there is a credit risk, although no extension of "credit" is intended. To limit credit risk, the Fund intends to evaluate the credit worthiness of each other party. The Fund does not intend to trade more than 5% of its net assets under foreign exchange contracts with one party.

         Credit risk exists because the Fund's counter party may be unable or unwilling to fulfill its contractual obligations as a result of bankruptcy or insolvency or when foreign exchange controls prohibit payment. In any foreign exchange transaction, each party agrees to deliver a certain amount of currency to the other on a particular date. In establishing its hedges, a Fund relies on each contract being completed. If the contract is not performed, then the Fund's hedge is eliminated, and the Fund is exposed to any changes in exchange rates since the contract was originated. To put itself in the same position it would have been in had the contract been performed, the Fund must arrange a new transaction. However, the new transaction may have to be arranged at an adverse exchange rate. The trustee for a bankrupt company may elect to perform those contracts that are advantageous to the company but disclaim those contracts that are disadvantageous, resulting in losses to the Fund.

         Another form of credit risk stems from the time zone differences between the U.S. and foreign nations. If the Fund sells sterling it generally must pay pounds to a counter party earlier in the day than it will be credited with dollars in New York. In the intervening hours, the buyer can go into bankruptcy or can be declared insolvent. Thus, the dollars may never be credited to the Fund.

COUNTRY RISK

         At one time or another, virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents, or limits on inflows of investment funds from abroad. Governments take such measures, for example, to improve control over the domestic banking system, or to influence the pattern of receipts and payments between residents and foreigners. In those cases, restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. Occasionally a serious foreign exchange shortage may lead to payments interruptions or debt servicing delays, as well as interference in the exchange market. It has become increasingly difficult to distinguish foreign exchange or credit risk from country risk.

         Changes in regulations or restrictions usually do have an important exchange market impact. Most disruptive are changes in rules which interfere with the normal payments mechanism. If government regulations change and a counterparty is either forbidden to perform or is required to do something extra, then the Fund might be left with an unintended open position or an unintended maturity mismatch. Dealing with such unintended long or short positions could result in unanticipated costs to the Fund.

         Other changes in official regulations influence international investment transactions. If one of the factors affecting the buying or selling of a currency changes, the exchange rate is likely to respond. Changes in such controls often are unpredictable and can create a significant exchange rate response.

         Many major countries have moved toward liberalization of exchange and payments restrictions in recent years or accepted the principle that restrictions should be relaxed. A few industrial countries have moved in the other direction. Important liberalizations were carried out by Switzerland, the United Kingdom and Japan. They dismantled mechanisms for restricting either foreign exchange inflows (Switzerland), outflows (Britain), or elements of both (Japan). By contrast, France and Mexico have recently tightened foreign exchange controls.

         Overall, many exchange markets are still heavily restricted. Several countries limit access to the forward market to companies financing documented export or import transactions in an effort to insulate the market from purely speculative activities. Some of these countries permit local traders to enter into forward contracts with residents but prohibit certain forward transactions with nonresidents. By comparison, other countries have strict controls on exchange transactions by residents, but permit free exchange transactions between local traders and non-residents. A few countries have established tiered markets, funneling commercial transactions through one market and financial transactions through another. Outside the major industrial countries, relatively free foreign exchange markets are rare and controls on foreign currency transactions are extensive.

         Another aspect of country risk has to do with the possibility that the Fund may be dealing with a foreign trader whose home country is facing a payments problem. Even though the foreign trader intends to perform on its foreign exchange contracts, the contracts are tied to other external liabilities the country has incurred. As a result, performance may be delayed and can result in unanticipated cost to the Fund. This aspect of country risk is a major element in the Fund's credit judgment as to with whom it will deal and in what amounts.

                         KEYSTONE TAX FREE INCOME FUND

                                     Part C

                               Other Information


Item 24.          Financial Statements and Exhibits

Item 24 (a).      Financial Statements

The Audited Financial Statements listed below are incorporated by reference to the Registrant's Annual Report dated November 30, 1996:

Schedule of Investments               November 30, 1996

Financial Highlights
     Class A Shares                   For each of the  years in the
                                      nine-year period  ended November 30, 1996,
                                      and for the period from February 13, 1987,
                                      (Commencement   of Operations) to
                                      November 30, 1987

     Class B Shares                   For each of the years in the
                                      three-year period ended November 30, 1996,
                                      and for the period  from February 3, 1993,
                                      (Date  of  Initial Public   Offering)  to
                                      November 30, 1993

     Class C Shares                   For each of the years in the
                                      three-year period ended November 30, 1996,
                                      and for the  period from February 3, 1993,
                                      (Date  of  Initial  Public   Offering)  to
                                      November 30, 1993


Statement of Assets and Liabilities   November 30, 1996

Statement of Operations               Year ended Novmeber 30, 1996

Statements of Changes in Net Assets   For each of the years in the two-year
                                      period ended November 30, 1996

Notes to Financial Statements

Independent Auditors' Report          December 27, 1996

(24)(b)   Exhibits


 (1) Registrant's Declaration of Trust, as supplemented (the "Declaration of Trust")(1)

 (2)(a)  Registrant's By-Laws, as amended (the "By-Laws")(1)
    (b)  Amendment to By-Laws(2)

 (3)     Not applicable

 (4)(a)  Form of Registrant's Share Certificate(3)
    (b)  The Declaration of Trust, Articles III, V, VI and VII(1)
    (c)  The By-Laws, Article 2, Section 2.5(1)

 (5)     Investment Advisory Agreement betweeen Registrant and
         Keystone Investment Management Company ("KIMCO")(the "Advisory Agreement")(4)

 (6)(a) Forms of Principal Underwriting Agreement between Registrant and Evergreen Keystone Investment Distributor, Inc. for each class of the registrant's shares ("EKD") (the "Principal Underwriting
         Agreements")(4)
    (b)  Form of Dealer Agreement used by EKD(4)

 (7)     Not applicable

 (8) Custodian, Fund Accounting and Recordkeeping Agreements, as amended, between Registrant and State Street Bank & Trust Company(1)

 (9) (a) Form of Marketing Services Agreement between EKD and Evergreen Keystone Investment Services, Inc. ("EKIS") (the "Marketing Services Agreement")(4)
     (b) Form of Sub-Administrator Agreement between KIMCO and The BISYS
         Group, Inc. (the "Sub-administrator Agreement")(4)
     (c) Principal Underwriting Agrements with EKIS, Registrant's former principal underwriter (each a "Continuation Agreement")(2)

(10) An opinion and consent of counsel as to the legality of the securities registered(5)

(11)     Consent as to use of Independent Auditor's Report(2)

(12)     Not applicable

(13)(a)  Subscription Agreements(6)

    (b)  Release of one Subscription Agreement and a new Subscription
         Agreement (3)

(14)     Copies of model plans used in the establishment of retirement plans(7)

(15)     Class A, B and C Distribution Plans(1)

(16)     Performance Calculations(2)

(17)     Financial Data Schedules (2)

(18)     Multiple Class Plan(4)

(19)     Powers of Attorney(2)
-------------------------------
(1)  Filed with Post-Effective Amendment No. 17 ("Post-Effective Amendment
     No. 17") to Registration Statement No. 33-11051/811-4951 (the "Registration Statement") and incorporated by reference herein.
(2)  Filed herewith.
(3) Filed with Pre-Effective Amendment No.1 to the Registration Statement and incorporated by reference herein.
(4)  Filed with Post-Effective Amendment No. 18 ("Post-Effective Amendment
     No. 18") to the Registration Statement and incorporated by reference herein.
(5) Filed with Registrant's Form 24f-2 filed January 24, 1997 and incorporated by reference herein.
(6)  Filed with the Registration Statement and incorporated by reference herein.
(7) Filed with Post-Effective Amendment No. 66 to Registration Statement No. 2-10527/811-96 and incorporated by reference herein.

Item 25. Persons Controlled by or Under Common Control With Registrant

         Not applicable.


Item 26. Number of Holders of Securities

                                                  Number of Record
         Title of Class                     Holders as of February 28, 1997
         --------------                     -------------------------------

         Shares of Beneficial
         Interest, without
         par value
               Class A                                2,942
               Class B                                1,175
               Class C                                  360

Item 27. Indemnification

         Provisions for the indemnification of Registrant's Trustees and officers are contained in Article VIII of Registrant's Declaration of Trust, a copy of which was filed with Post-Effective Amendment No. 17 and is incorporated by reference herein.

         Provisions for the indemnification of EKD, Registrant's principal underwriter, are contained in Section 10 of the Principal Underwriting Agreements, copies of the form of which were filed with Post-Effective Amendment No. 18 and are incorporated by reference herein.

         Provisions for the indemnification of EKIS are contained in Section 5 of the Class A and Class C Continuation Agreement, a copy of the form of which is filed herewith.

         Provisions for the indemnification of EKIS are contained in Section 9 of the Class B Continuation Agreements, copies of which are filed herewith.

         Provisions for the indemnification of KIMCO, Registrant's investment adviser, are contained in Section 5 of the Advisory Agreement, a copy of which was filed with Post-Effective Amendment No. 18 and is incorporated by reference herein.

Item 28. Businesses and Other Connections of Investment Adviser

         The following table lists the names of the various officers and directors of KIMCO, Registrant's investment adviser, and their respective positions. For each named individual, the tables list, for at least the past two fiscal years, (i) any other organizations (excluding investment advisory clients) with which the officer and/or director has had or has substantial involvement; and (ii) positions held with such organizations.

                        LIST OF OFFICERS AND DIRECTORS OF
                     KEYSTONE INVESTMENT MANAGEMENT COMPANY

                                    Position with
                                    Keystone
                                    Investment
Name                                Management Company        Other Business Affiliations
----                                ------------------        ---------------------------
Albert H.                           Chairman of               Senior Vice President
Elfner, III                          the Board,                 First Union Keystone, Inc.
                                     Chief Executive            Keystone Asset Corporation
                                     Officer                  President and Director:
                                                                Keystone Trust Company
                                                              Director or Trustee:
                                                                Evergreen Keystone Investment Services, Inc
                                                                Evergreen Keystone Service Company
                                                                Boston Children's Services Associates
                                                                Middlesex School
                                                                Middlebury College
                                                              Formerly:
                                                              Chairman of the Board,
                                                                Chief Executive Officer,
                                                                President and Director:
                                                                Keystone Management, Inc.
                                                                Keystone Software, Inc.
                                                                Keystone Capital Corporation
                                                              Trustee or Director:
                                                                Neworld Bank
                                                                Robert Van Partners, Inc.
                                                                Fiduciary Investment Company, Inc.
                                                              Formerly Chairman of the Board and Director:
                                                                Keystone Fixed Income Advisers, Inc.
                                                                Keystone Institutional Company, Inc.

Philip M. Byrne                     Senior Vice              Formerly:
                                     President                 President and Director:
                                                               Keystone Institutional Company, Inc.
                                                             Formerly Senior Vice President:
                                                               Keystone Investments, Inc.

Herbert L.                         Senior Vice                None
Bishop, Jr.                         President

Donald C. Dates                    Senior Vice                None
                                    President

Gilman Gunn                        Senior Vice                None
                                    President

Edward F.                          Senior Vice                Formerly Senior Vice President,
Godfrey                             President,                Chief Financial Officer and Treasurer:
                                    Chief Financial             First Union Keystone, Inc.
                                    Officer and Treasurer       Evergreen Keystone Investment Services, Inc.
                                                              Formerly:
                                                              Treasurer:
                                                                Keystone Institutional Company, Inc.
                                                                Keystone Management, Inc.
                                                                Keystone Software, Inc.
                                                                Fiduciary Investment Company, Inc.
                                                              Treasurer and Director:
                                                                Hartwell Keystone Advisers, Inc.


Rosemary D.                        Senior Vice
Van Antwerp                         President,
                                    General Counsel           Senior Vice President:
                                    and Secretary               Evergreen Keystone Service Company
                                                                Senior Vice President and Secretary:
                                                                Evergreen Keystone Investment Services, Inc.
                                                              Formerly:
                                                              Senior Vice President, General Counsel and Secretary:
                                                                Keystone Investments, Inc.
                                                              Senior Vice President and General Counsel:
                                                                Keystone Institutional Company, Inc.
                                                              Senior Vice President, General Counsel and Director:
                                                                Fiduciary Investment Company, Inc.
                                                              Senior Vice President, General Counsel, Director and Secretary:
                                                                Keystone Management, Inc.
                                                                Keystone Software, Inc.
                                                              Senior Vice President and Secretary:
                                                                Hartwell Keystone Advisers, Inc.
                                                              Vice President and Secretary:
                                                                Keystone Fixed Income Advisers, Inc.

J. Kevin Kenely                    Vice President             Vice President:
                                                                Evergreen Keystone Investment Services, Inc.
                                                              Formerly:
                                                              Controller
                                                                Keystone Investments, Inc.
                                                                Keystone Investment Management Company
                                                                Keystone Investment Distributors Company
                                                                Keystone Institutional Company, Inc.
                                                                Keystone Management, Inc.
                                                                Keystone Software, Inc.
                                                                Fiduciary Investment Company, Inc.
                                                              Vice President:
                                                                Keystone Institutional Company, Inc.
                                                                Keystone Management, Inc.
                                                                Keystone Software, Inc.
                                                                Fiduciary Investment Company, Inc.
                                                                Keystone Investments, Inc.

John D. Rogol                      Vice President             Vice President and
                                                              Controller:
                                                                Evergreen Keystone Investment Services, Inc.
                                                              Treasurer and Vice President:
                                                                Evergreen Keystone Service Company
                                                              Controller:
                                                                Keystone Asset Corporation
                                                              Formerly:
                                                              Controller:
                                                                Keystone Institutional Company, Inc.
                                                                Keystone Management, Inc.
                                                                Keystone Software, Inc.
                                                                Fiduciary Investment Company, Inc.
                                                              Formerly Vice President and Controller:
                                                                Keystone Investments, Inc.


John Addeo                         Vice President             None

Andrew Baldassarre                 Vice President             None

David Benhaim                      Vice President             None

Donald Bisson                      Vice President             None

Francis X. Claro                   Vice President             None

Kristine R.                        Vice President             None
Cloyes

Christopher P.                     Senior Vice                None
Conkey                              President

J. Gary Craven                     Senior Vice                None
                                    President

Richard Cryan                      Senior Vice                None
                                    President

Maureen E.                         Senior Vice                None
Cullinane                           President

Betsy Hutchings                    Sr. Vice President         None

Walter T.                          Senior Vice                None
McCormick                           President

George F. Wilkins                  Senior Vice                None
                                    President

George E. Dlugos                   Vice President             None

Antonio T. Docal                   Vice President             None

Dana E. Erikson                    Vice President             None

George J. Kimball                  Vice President             None

JoAnn L. Lyndon                    Vice President             None

John C.                            Vice President             None
Madden, Jr.

Eleanor H. Marsh                   Vice President             None

James D. Medvedeff                 Vice President             None

Stanley  M. Niksa                  Vice President             None

Jonathan A. Noonan                 Vice President             None

Robert E. O'Brien                  Vice President             None

Margery C. Parker                  Vice President             None

Joyce W. Petkovich                 Vice President             None

Daniel A. Rabasco                  Vice President             None

Harlen R. Sanderling               Vice President             None

Kathy K. Wang                      Vice President             None

Judith A. Warners                  Vice President             None

Peter Willis                       Vice President             None

Richard A. Wisentaner              Vice President             None

Cheryle E. Womble                  Vice President             None

Walter Zagrobski                   Vice President             None


     All of the officers are located at Keystone Investment Management Company, 200 Berkeley Street, Boston, Massachusetts 02116.

ITEM 29.  PRINCIPAL UNDERWRITER

     Evergreen Keystone Distributor, Inc.
     The Director and principal executive officers are:

         Director          Michael C. Petrycki

         Officers          Robert A. Hering        President
                           Michael C. Petrycki     Vice President
                           Lawrence Wagner         VP, Chief Financial Officer
                           Steven D. Blecher       VP, Treasurer, Secretary
                           Elizabeth Q. Solazzo    Assistant Secretary

         Evergreen Keystone Distributor, Inc. acts as Distributor for the following registered investment companies or separate series thereof:

   Evergreen Trust
        Evergreen Fund
        Evergreen Aggressive Growth Fund
   Evergreen Equity Trust:
        Evergreen Global Real Estate Equity Fund
        Evergreen U.S. Real Estate Equity Fund
        Evergreen Global Leaders Fund
   The Evergreen Limited Market Fund, Inc.
   Evergreen Growth and Income Fund
   The Evergreen Total Return Fund
   The Evergreen American Retirement Trust:
        The Evergreen American Retirement Fund
        Evergreen Small Cap Equity Income Fund
   The Evergreen Foundation Trust:
        Evergreen Foundation Fund
        Evergreen Tax Strategic Foundation Fund
   The Evergreen Municipal Trust:
        Evergreen Short-Intermediate Municipal Fund
        Evergreen Short-Intermediate Municipal Fund-CA
        Evergreen Florida High Income Municipal Bond Fund
        Evergreen Tax Exempt Money Market Fund
        Evergreen Institutional Tax Exempt Money Market Fund
   Evergreen Money Market Trust
        Evergreen Money Market Fund
        Evergreen Institutional Money Market Fund
        Evergreen Institutional Treasury Money Market Fund
   Evergreen Investment Trust
        Evergreen Emerging Markets Growth Fund
        Evergreen International Equity  Fund
        Evergreen Balanced Fund
        Evergreen Value Fund
        Evergreen Utility Fund
        Evergreen Short-Intermediate Bond Fund(formerly Evergreen Fixed Income) Evergreen U.S. Government Fund
        Evergreen Florida Municipal Bond Fund
        Evergreen Georgia Municipal Bond Fund
        Evergreen North Carolina Municipal Bond Fund
        Evergreen South Carolina  Municipal Bond Fund
        Evergreen Virginia  Municipal Bond Fund
        Evergreen High Grade Tax Free Fund
        Evergreen Treasury Money Market Fund
   The Evergreen Lexicon Fund:
        Evergreen Intermediate-Term Government Securities Fund
        Evergreen Intermediate-Term Bond Fund
   Evergreen Tax Free Trust:
        Evergreen Pennsylvania Tax Free Money Market Fund
        Evergreen New Jersey Tax Free Income Fund
   Evergreen Variable Trust:
        Evergreen VA Fund
        Evergreen VA Growth and Income Fund
        Evergreen VA Foundation Fund
        Evergreen VA Global Leaders Fund
   Keystone Quality Bond Fund (B-1)
   Keystone Diversified Bond Fund (B-2)
   Keystone High Income Bond Fund (B-4)
   Keystone Balanced Fund (K-1)
   Keystone Strategic Growth Fund (K-2)
   Keystone Growth and Income Fund (S-1)
   Keystone Mid-Cap Growth Fund (S-3)
   Keystone Small Company Growth Fund (S-4)
   Keystone Balanced Fund II
   Keystone Capital Preservation and Income Fund
   Keystone Fund for Total Return
   Keystone Fund of the Americas
   Keystone Global Opportunities Fund
   Keystone Global Resources and Development Fund
   Keystone Government Securities Fund
   Keystone America Hartwell Emerging Growth Fund, Inc.
   Keystone Institutional Adjustable Rate Fund
   Keystone Institutional Trust
        Keystone Institutional Small Capitalization Growth Fund
   Keystone Intermediate Term Bond Fund
   Keystone International Fund Inc.
   Keystone Liquid Trust
   Keystone Omega Fund
   Keystone Precious Metals Holdings, Inc.
   Keystone Small Company Growth Fund II
   Keystone State Tax Free Fund
        Keystone New York Tax Free Fund
        Keystone Pennsylvania Tax Free Fund
        Keystone Massachusetts Tax Free Fund
        Keystone Florida Tax Free Fund
   Keystone State Tax Free Fund - Series II
        Keystone Missouri Tax Free Fund
        Keystone California Tax Free Fund
   Keystone Strategic Income Fund
   Keystone Tax Free Fund
   Keystone Tax Free Income Fund

Item 29(c). - Not applicable

Item 30. Location of Accounts and Records

         First Union Keystone, Inc.
         200 Berkeley Street
         Boston, Massachusetts 02116-5034

         State Street Bank & Trust Company
         1776 Heritage Drive
         Quincy, Massachusetts 02171

         Iron Mountain
         3431 Sharp Slot Road
         Swansea, Massachusetts 02277


Item 31. Management Services

         Not Applicable.


Item 32. Undertakings

         Upon request and without charge, Registrant hereby undertakes to furnish a copy of its latest annual report to shareholders to each person to whom a copy of Registrant's prospectus is delivered.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Boston, and The Commonwealth of Massachusetts, on the 28th day of February, 1997.


                                         KEYSTONE TAX FREE INCOME FUND

                                         By: /s/ George S. Bissell
                                             -----------------------------
                                             George S. Bissell
                                             Chief Executive Officer


Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registrant's Registration Statement has been signed below by the following persons in the capacities indicated on the 28th day of February, 1997.



/s/ George S. Bissell                   /s/ Charles F. Chapin
------------------------                -------------------------          -------------------------
George S. Bissell                       Charles F. Chapin*                 William Walt Pettit
Chairman of the Board of Trustees       Trustee                            Trustee
  and Chief Executive Officer

/s/ John J. Pileggi                     /s/ K. Dun Gifford                 /s/ David M. Richardson
-------------------------               -------------------------          -------------------------
John J. Pileggi                         K. Dun Gifford*                    David M. Richardson*
President amd Treasurer (Principal      Trustee                            Trustee
  Financial and Accounting Officer)

/s/ Frederick Amling
-------------------------               -------------------------          -------------------------
Frederick Amling*                       James S. Howell                    Russell A. Salton, III MD
Trustee                                 Trustee                            Trustee

/s/ Laurence B. Ashkin                  /s/ Leroy Keith, Jr.
-------------------------               -------------------------          -------------------------
Laurence B. Ashkin                      Leroy Keith, Jr.*                  Michael S. Scofield
Trustee                                 Trustee                            Trustee

/s/ Charles A. Austin, III              /s/ F. Ray Keyser, Jr.             /s/ Richard J. Shima
-------------------------               -------------------------          -------------------------
Charles A. Austin, III*                 F. Ray Keyser, Jr.*                Richard J. Shima*
Trustee                                 Trustee                            Trustee

                                                                           /s/ Andrew J. Simons
-------------------------               -------------------------          -------------------------
Foster Bam                              Gerald M. McDonell                 Andrew J. Simons*
Trustee                                 Trustee                            Trustee

/s/ Edwin D. Campbell
-------------------------               -------------------------
Edwin D. Campbell*                      Thomas L. McVerry
Trustee                                 Trustee




*By:/s/ Rosemary D. Van Antwerp
-----------------------------
Rosemary d. Van Antwerp**
Attorney-in-Fact


** Rosemary D. Van Antwerp, by signing her name hereto, does hereby sign this document on behalf of each of the above-named individuals pursuant to powers of attorney duly executed by such persons and attached hereto as Exhibit 24(b)(19).

                               INDEX TO EXHIBITS



Exhibit Number             Exhibit
--------------             -------

     1        Declaration of Trust(1)

     2  (a)   By-Laws(1)
        (b)   Amendment to By-Laws(2)

     4        Specimen Stock Certificate(3)

     5        Advisory Agreement(4)

     6  (a)   Form of Principal Underwriting Agreements for each
              class of shares(4)
        (b)   Form of Dealers Agreement(4)

     8        Custodian, Fund Accounting and
              Recordkeeping Agreement(1)

     9  (a)   Form of Marketing Services Agremeent(4)
        (b)   Form of Sub-administrator Agreement(4)
        (c)   Continuation Agreements(2)

    10        Opinion and Consent of Counsel(3)

    13        Subscription Agreements(5),(3)

    14        Model Retirement Plans(7)

    15        Class A, B and C Distribution Plans(1)

    16        Performance Calculations(2)

    17        Financial Data Schedules(2)

    18        Multiple Class Plan(4)

    19        Powers of Attorney(2)

     ----------------------------------
     (1) Incorporated by reference herein to Post-Effective Amendment No. 17.
     (2) Filed herewith.
     (3) Incorporated by reference herein to Pre-Effective Amendment No. 1.
     (4) Incorporated by reference herein to Post-Effective Amendment No. 18.
     (5) Incorporated by reference herein to the Registration Statement.
     (6) Incorporated by reference herein to Post-Effective Amendment No. 66 to Registration Statement No. 2-10527/811-96.